As filed with the Securities and Exchange Commission on March 16, 2009                    File No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
(Exact Name of Registrant as Specified in Charter)
333 West Wacker Drive
Chicago, Illinois 60606
(Address of Principal Executive Offices, Zip Code)
Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy
Vice President and Secretary
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service)
Copy to:

David A. Sturms	Eric F. Fess
Vedder Price P.C.	Chapman and Cutler LLP
222 North LaSalle Street	111 West Monroe Street
Chicago, Illinois 60601	Chicago, Illinois 60603

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed
		Maximum	Proposed
		Offering	Maximum	Amount of
	Amount Being	Price Per	Aggregate	Registration
Title of Securities Being Registered	Registered (1)	Unit(1)(2)	Offering Price(1)	Fee (1)(3)
Common Stock, $.01 Par Value Per Share	60,100 Shares	$11.65	$700,165.00(2)	$39.07
Municipal Auction Rate Cumulative Preferred Stock, Series W3	6 Shares	$25,000.00	$150,000.00	$8.37
Municipal Auction Rate Cumulative Preferred Stock, Series TH3	6 Shares	$25,000.00	$150,000.00	$8.37

(1)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)	Closing share price of common stock on March 12, 2009.

(3)	Transmitted prior to filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that his registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, action pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO) AND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL) SHAREHOLDERS

MARCH          , 2009

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	The Board of Directors of the Nuveen Insured Municipal Opportunity Fund, Inc. (the “National Fund”) and Board of Trustees of the Nuveen Insured Florida Premium Income Municipal Fund (the “Florida Fund”) recently voted to recommend a merger of the Funds to shareholders. As a Fund shareholder, you are being asked to vote to approve this proposed merger at a special shareholders meeting to be held on , 2009.

Q.	Why has the Board of Directors of National Fund and the Board of Trustees of Florida Fund (each a “Board”) recommended merging the Florida Fund into the National Fund?

A.	This recommendation reflects various considerations, among them: (i) the price level at which the Florida Fund’s common shares have traded over time in relation to their underlying net asset value on an absolute basis as well as relative to other closed-end funds; (ii) prior efforts to enhance, over time, the secondary market for the Florida Fund’s common shares, including investment strategies aimed at increasing common net earnings as well as common share repurchases; and (iii) the repeal of Florida’s intangible personal property tax which eliminated the state tax benefit to a Florida resident of owning a Florida-specific portfolio of municipal bonds. Each Board believes the proposed merger is in the best interests of both the National Fund and the Florida Fund.

Q.	What are the proposed merger’s potential benefits to me as a Fund shareholder?

A.	Each Board believes the proposed merger offers the following potential benefits to National Fund and Florida Fund shareholders:

National Fund:

•	Lower fees and expenses per common share from greater economies of scale as the combined funds’ size results in a lower management fee rate and allows fixed operating expenses to be spread over a larger asset base.

•	Enhanced relative investment performance from increased common net earnings as well as expanded opportunities for enhanced total returns over time from the combined funds’ larger asset base.

•	Improved secondary market trading as higher common net earnings and enhanced total returns over time may lead to higher common share market prices relative to net asset value, and the combined funds’ greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

•	Expanded auction rate preferred securities (“ARPS”) refinancing opportunities because the combined funds’ larger asset base may increase its ability to refinance ARPS with tender option bonds. Through such refinancings the Fund seeks to provide liquidity at par for ARPS shareholders and to lower the relative cost of leverage over time for common shareholders.

Florida Fund:

•	Lower fees and expenses per common share from greater economies of scale as the combined funds’ size results in a lower management fee rate and allows fixed operating expenses to be spread over a larger asset base.

•	Enhanced relative investment performance from increased common net earnings as well as expanded opportunities for enhanced total returns over time from a nationally-diversified portfolio and the combined funds’ larger asset base.

•	Continuity of investment strategy by maintaining the Fund’s use of leverage, which offers common shareholders the potential for higher monthly tax-exempt distributions and enhanced total returns on average over market cycles, at a time when the municipal yield spreads are particularly wide or attractive.

•	Improved secondary market trading as a national fund instead of a Florida-specific fund potential investor base is expected to promote higher common share market prices relative to net asset value, and the combined funds’ greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

•	Expanded ARPS refinancing opportunities because greater portfolio diversification and the combined funds’ larger asset base may increase its ability to refinance ARPS with tender option bonds. Through such refinancings the Fund seeks to provide liquidity at par for ARPS shareholders and to lower the relative cost of leverage over time for common shareholders.

Q.	Do the Funds have similar investment objectives and policies?

A.	Yes. The Funds have similar investment objectives and policies except for the Florida Fund’s policy of concentrating its investment portfolio in Florida state-specific municipal securities in comparison to the National Fund’s policy of investing in a nationally diversified portfolio of municipal securities.

Q.	What specific proposals will I be asked to vote on in connection with the proposed merger?

A.	Depending on whether you are a National Fund or Florida Fund shareholder, you will be asked to vote on one or both of the following proposals:

(i)	Approve Agreement and Plan of Reorganization (Both Funds). To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Florida Fund would (i) transfer all of its assets to the National Fund in exchange solely for National Fund shares of common stock (“common shares”) and shares of Municipal Auction Rate Cumulative Preferred stock (“MuniPreferred”), Series W3 and Series TH3, and the National Fund’s assumption of all the liabilities of Florida Fund, (ii) distribute such shares of the National Fund to the common shareholders and MuniPreferred, Series W and Series TH, shareholders of the Florida Fund and (iii) be liquidated, dissolved and terminated as a trust in accordance with the Florida Fund’s Declaration of Trust (collectively, the “Reorganization”).

(ii)	Approve Issuance of Common Shares (National Fund). To approve the issuance of additional National Fund common shares in connection with the Reorganization.

Your Fund’s Board, including your Board’s independent members, unanimously recommends that you vote FOR your Fund’s applicable proposal(s). The Reorganization is dependent upon shareholder approval of both proposals. If shareholder approval of both proposals is not obtained, the Reorganization will not occur.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, each Board agreed unanimously that the Reorganization is in the best interests of the Funds and recommends that you vote “FOR” your Fund’s proposal(s).

Q.	Will Florida Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. Upon approval of the Reorganization, common shareholders of the Florida Fund in exchange for their Fund shares will receive common shares of the National Fund of equivalent total value. Upon approval of the Reorganization, shareholders of the Florida Fund’s MuniPreferred, Series W and Series TH, will receive in exchange one share of the National Fund’s MuniPreferred, Series W3 and Series TH3, for each share of the Florida Fund’s MuniPreferred, Series W and Series TH, respectively, held.

Q.	Is the Reorganization a taxable event for Florida Fund shareholders?

A.	No. The Reorganization is intended to qualify as a reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization.

Q.	What will happen if shareholders do not approve each proposal?

A.	If both proposals are not approved, the Reorganization will not occur. If the Reorganization does not occur, the Board will take such actions as it deems to be in the best interests of the Florida Fund based upon the Fund’s current circumstances and market conditions.

Q.	Will I have to pay any direct fees or expenses in connection with the Reorganization?

A.	No. However, the Funds’ expenses associated with the Reorganization will be allocated between the Funds and paid out of the Funds’ net assets. Fund shareholders will indirectly bear the costs of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If Fund shareholders approve each respective proposal at the special shareholders meeting on , 2009, the Reorganization is expected to take effect on , 2009 or as soon as practicable thereafter.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Georgeson Inc., your proxy solicitor, at ( ) - , weekdays during its business hours of 7:00 a.m. to 7:00 p.m. Central time. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will Nuveen contact me?

A.	You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

               , 2009

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON                    , 2009

To the Shareholders:

Notice is hereby given that the Special Meeting of Shareholders of Nuveen Insured Municipal Opportunity Fund, Inc. (“National Fund” or “Acquiring Fund”) and Nuveen Insured Florida Premium Income Municipal Fund (“Florida Fund” or “Acquired Fund”), will be held                    ,          ,          ,                    , on          ,                    , 2009, at          :   a.m., Central time (the “Special Meeting”), for the following purposes:

1. For shareholders of the Florida Fund and preferred shareholders of the National Fund, to approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which Florida Fund would (i) transfer all of its assets to National Fund in exchange solely for shares of common stock (“common shares”) and shares of Municipal Auction Rate Cumulative Preferred stock (“MuniPreferred”), Series W3 and Series TH3, of National Fund and the National Fund’s assumption of all the liabilities of Florida Fund, (ii) distribute such shares of the National Fund to the common shareholders and MuniPreferred, Series W and Series TH, shareholders of the Florida Fund and (iii) be liquidated, dissolved and terminated as a trust in accordance with the Florida Fund’s Declaration of Trust (collectively, the “Reorganization”).

2. For common shareholders of the National Fund, to approve the issuance of additional common shares of the National Fund in connection with the Reorganization.

Only shareholders of record as of the close of business on                    , 2009 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 WEST WACKER DRIVE
CHICAGO, ILLINOIS 60606
(800) 257-8787

PROXY STATEMENT/PROSPECTUS

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (N10)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

               , 2009

This Proxy Statement/Prospectus is being furnished to the shareholders of Nuveen Insured Municipal Opportunity Fund, Inc. (“National Fund” or “Acquiring Fund”), a closed-end management investment company, and Nuveen Insured Florida Premium Income Municipal Fund (“Florida Fund” or “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), a closed-end management investment company, in connection with the solicitation of proxies by the Acquiring Fund’s Board of Directors and the Acquired Fund’s Board of Trustees (each a “Board” and each Director or Trustee a “Board Member”) for use at the Special Meeting of Shareholders of each Fund to be held on           day,                    , 2009, at          :   a.m., Central time, and at any and all adjournments thereof (the “Special Meeting”). The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about                    , 2009. Shareholders of record of the Funds as of the close of business on                    , 2009 are entitled to notice and to vote at the Special Meeting and any adjournment thereof. The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about                    , 2009.

The purposes of the Special Meeting are:

For shareholders of the Acquired Fund and preferred shareholders of the Acquiring Fund:

1. To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Acquired Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for shares of common stock (“common shares”) and shares of Municipal Auction Rate Cumulative Preferred stock (“MuniPreferred”), Series W3 and Series TH3, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W and Series TH, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated as a trust in accordance with the Acquired Fund’s Declaration of Trust (collectively, the “Reorganization”).

For common shareholders of the Acquiring Fund:

2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization.

The Agreement provides for (i) the Acquiring Fund’s acquisition of all the assets of the Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share (“Acquiring Fund Common Shares”), and newly issued MuniPreferred, Series W3 and Series TH3, of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $25,000 per share (“Acquiring Fund MuniPreferred Shares”), and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) the distribution of the Acquiring Fund Common Shares and Acquiring

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Fund MuniPreferred Shares held by the Acquired Fund to its common and MuniPreferred shareholders, respectively, and (iii) the liquidation, dissolution and termination of the Acquired Fund as a Trust in accordance with the Acquired Fund’s Declaration of Trust. The number of Acquiring Fund Common Shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the net assets of the Acquired Fund transferred to the Acquiring Fund. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Acquired Fund common shares held immediately prior to the Reorganization less the costs of the Reorganization borne by the Acquired Fund. Shareholders of Acquired Fund MuniPreferred, Series W and Series TH, will receive the same number of Acquiring Fund MuniPreferred, Series W3 and Series TH3, respectively. The aggregate liquidation preference of the Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund MuniPreferred held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objectives and policies described in this Proxy Statement/Prospectus.

In connection with the Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

The Board of each Fund has determined that including all proposals in one Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund.

In the event that each Fund’s shareholders do not approve the Reorganization or that the Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Acquired Fund will continue to exist and the Board of the Acquired Fund will consider what additional action to take, if any.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares and MuniPreferred, Series W3 and Series TH3, of the Acquiring Fund only. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

(i) the Statement of Additional Information relating to the proposed Reorganization, dated                    , 2009 (the “Reorganization SAI”);

(ii) the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2008;

(iii) the audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund and the financial highlights for the Acquired Fund contained in the Fund’s Annual Report for the fiscal year ended April 30, 2008; and

(iv) the unaudited financial statements and the financial highlights for the Acquired Fund contained in the Fund’s Semi-Annual Report for the period ended October 31, 2008.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

ii

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semiannual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are both closed-end management investment companies, with similar objectives and policies. Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued. The Acquired Fund’s secondary investment objective is the enhancement of portfolio value relative to the Florida municipal bond market through investments in tax-exempt Florida municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Acquired Fund’s shares also will be exempt from Florida intangible personal property tax. Each Fund is a diversified management investment company.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The shares of the Funds are listed on the New York Stock Exchange (“NYSE”); reports, proxy statements and other information concerning the Acquired Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund MuniPreferred Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to

iii

buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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PROXY STATEMENT/PROSPECTUS

                    , 2009

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

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SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in the text of this Proxy Statement/Prospectus or in the Acquiring Fund’s Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (the “Acquiring Fund Statement”) attached as Appendix           to the Reorganization SAI.

Proposal 1: The Reorganizations

If the shareholders of the Acquired Fund and MuniPreferred shareholders of the Acquiring Fund approve the Reorganization, and the common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares (see “Proposal 2: Issuance of Additional Acquiring Fund Common Shares”): (i) the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares and newly issued Acquiring Fund MuniPreferred Shares, and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) the distribution of the Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares held by the Acquired Fund to its common and preferred shareholders, respectively and (iii) the liquidation, dissolution and termination of the Acquired Fund as a Trust in accordance with the Acquired Fund’s Declaration of Trust. The number of Acquiring Fund Common Shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the net assets of the Acquired Fund transferred to the Acquiring Fund. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Acquired Fund common shares held immediately prior to the Reorganization less the costs of the Reorganization borne by the Acquired Fund. The number of Acquiring Fund MuniPreferred Shares to be issued to the Acquired Fund would be that number of shares of Acquiring Fund MuniPreferred Shares, Series W3 and Series TH3, as was held of Acquired Fund MuniPreferred shares, Series W and Series TH, respectively. The aggregate liquidation preference of the Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund MuniPreferred shares held immediately prior to the Reorganization.

The Board of each Fund, including the Board Members who are not “interested members,” as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization. The Board of each Fund recommends that the shareholders vote “FOR” the approval of the Reorganization. See “Proposal No. 1 — The Reorganization.”

Background and Reasons for the Reorganization

The Boards’ recommendation of the Reorganization reflects various considerations, among them: (i) the price level at which the Acquired Fund’s common shares have traded over time in relation to their underlying net asset value on an absolute basis as well as relative to other closed-end funds; (ii) prior efforts to enhance, over time, the secondary market for the Acquired Fund’s common shares, including investment strategies aimed at increasing common net earnings as well as common share repurchases; and (iii) the repeal of Florida’s intangible personal property tax which eliminated the state tax benefit to a Florida resident of owning a

Florida-specific portfolio of municipal bonds. The Board of the Acquiring Fund and the Acquired Fund believes the proposed merger is in the best interests of the Acquiring Fund and the Acquired Fund, respectively.

As a result of the Reorganization, the net assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The investment objectives and policies of the Funds are similar except that the Acquired Fund invests in municipal bonds that that are exempt from the Florida intangible personal property tax and concentrates its assets in municipal bonds generally issued by the State of Florida, a municipality in Florida, or a political subdivision or agency or instrumentality of such State or municipality (“Florida municipal bonds”). The Board Members and officers of the larger combined entity would be identical to those of the Funds. The general portfolio characteristics of the larger combined entity would be similar to both Funds.

The Board of each Fund believes that the proposed Reorganization would be in the best interests of the Funds. In approving the Reorganization, the Boards considered information regarding the Funds, the proposed Reorganization and a number of factors, including, among other things:

•	the secondary market trading history of the Funds (i.e., the price level at which the Funds’ shares have traded over time in relation to their underlying net asset value on an absolute basis and as compared to other closed-end funds) and prior efforts to enhance the secondary market for the common shares of the Acquired Fund;

•	the elimination of the Florida intangibles tax;

•	the compatibility of the investment objectives, policies and strategies of the Funds;

•	the potential opportunities to refinance MuniPreferred;

•	the relative fees and expense ratios of the Funds, including caps on the Funds’ expenses agreed to by each Funds’ adviser;

•	the investment performance of the Funds;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds; and

•	any potential benefits of the Reorganization to the adviser as a result of the Reorganization.

In approving the Reorganization, the Boards considered, in particular, the following potential benefits:

•	Expected lower fees and expenses. After the Reorganization, the combined fund is expected to have lower fees and expenses per common share than the Acquiring Fund and Acquired Fund from achieving greater economies of scale as the larger asset size of the combined fund is expected to result in a lower management fee rate and allow for the fixed operating costs to be spread over a larger asset base.

•	Enhanced relative investment performance. The combined fund is estimated to have an increase in common net earnings after the Reorganization compared to that of the Acquiring Fund and Acquired Fund and expected to have expanded opportunities for enhanced total returns due to the larger asset base (and in relation to the Acquired Fund, a nationally-diversified portfolio).

•	Improved secondary market trading. The estimated higher common net earnings, expected enhanced total returns over time, and the larger asset base of the combined fund after the Reorganization may lead to higher common share market prices relative to net asset value and the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, with respect to the Acquired Fund, the Board of the Acquired Fund also considered that a broader potential investor base of a national fund may also promote a higher common share price to net asset value.

•	Expanded MuniPreferred refinancing opportunities. After the Reorganization, the larger asset size of the combined fund may increase the ability to refinance the MuniPreferred with tender option bonds (“TOBs”). The greater portfolio diversification of the Acquiring Fund compared to the Acquired Fund may also enhance the combined fund’s ability to refinance the MuniPreferred compared to that of the Acquired Fund. The Boards also considered that such refinancings may provide liquidity at par for MuniPreferred shareholders and lower the relative costs of leverage over time for common shareholders.

•	Continuity of investment objectives and strategies. The Boards considered the compatibility of the Funds’ investment objectives, policies and strategies except in relevant part, the Acquired Fund would invest primarily in municipal securities that pay interest exempt from an intangible personal property tax assessed by Florida on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. Florida repealed the intangible personal property tax in 2007 reducing the attractiveness of Florida bonds to investors formerly subject to the tax. Accordingly, a primary reason for the policy of the Acquired Fund to invest primarily in Florida municipal bonds was eliminated and the continuation of such policy is no longer necessary. With the Reorganization, the Acquired Fund common shareholders would be invested in a more diversified portfolio and their exposure to Florida obligations would decrease. In addition, both Funds have issued MuniPreferred to create leverage. Through the use of leverage, the Funds seek to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which generally are higher. Although there are no assurances that the use of leverage will result in a higher yield or return to common shareholders, the Boards believe that the Acquiring Fund’s use of leverage would continue to provide Acquired Fund common shareholders with the potential for higher monthly tax-exempt distributions and enhanced total returns on average over market cycles at a time when the municipal yield spreads are particularly wide or attractive. In addition, as discussed in more detail above, the larger asset base of the combined fund may increase its ability to refinance MuniPreferred with TOBs.

For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal No. 1 — The Reorganization — Reasons for the Reorganization.”

Certain Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a reorganization for federal income tax purposes. If the Reorganization so qualifies, neither the Acquired Fund nor its shareholders will recognize any gain or loss as a direct result of the transfers contemplated by the Reorganization. See “Proposal No. 1 — The Reorganization — Certain Federal Income Tax Consequences of the Reorganization.”

Comparison of the Acquiring Fund and the Acquired Fund

General.  The Acquiring Fund and the Acquired Fund are both closed-end management investment companies. Each Fund is a diversified management investment company. The Acquiring Fund common shares are listed and trade on the NYSE under the symbol NIO and the Acquired Fund common shares are listed and trade on the NYSE under the symbol NFL. The Acquiring Fund is organized as a corporation under the laws of the State of Minnesota. The Acquired Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. The common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. All outstanding shares of Acquiring Fund MuniPreferred and Acquired Fund MuniPreferred are rated “AAA” by S&P and “Aaa” by Moody’s. The Acquiring Fund MuniPreferred Shares issued to the Acquired Fund pursuant to the Reorganization will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding shares of Acquired Fund MuniPreferred. See “Proposal No. 1 — The Reorganization.”

Investment Objectives and Policies.  The Acquiring Fund and Acquired Fund have similar investment objectives. Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued. The Acquired Fund’s secondary investment objective is the enhancement of portfolio value relative to the Florida municipal bond market through investments in tax-exempt Florida municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Acquired Fund’s shares also will be exempt from Florida intangible personal property tax. For purposes of the Funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities.

The Acquiring Fund and Acquired Fund also have similar investment policies. Except to the extent that the Acquiring Fund buys temporary investments, the Fund will invest substantially all of its assets in tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Acquiring Fund’s assets. Except to the extent the Acquired Fund invests in temporary investments as described below, the Fund will invest substantially all of its assets in tax-exempt Florida municipal obligations which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Municipal obligations backed by an escrow or trust account will not constitute more than 20% of the Acquired Fund’s assets. The primary difference between the Fund’s stated policies is that the Acquired Fund invests substantially all of its assets in municipal bonds that are exempt from the Florida intangible personal property tax and therefore concentrates its assets in Florida municipal bonds. Effective January 1, 2007, the State of Florida repealed the state’s intangible personal property tax, which eliminated the state tax benefit to a Florida resident of owning a Florida-specific portfolio of municipal bonds. See “Reasons for the Reorganization — Elimination of the Florida Intangibles Tax.”

Board Members and Officers.  The Acquiring Fund and the Acquired Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser (as defined below) under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently nine (9) Board Members of the Funds, one (1) of whom is an “interested person” (as defined in the 1940 Act) and eight (8) of whom are not interested persons (the “independent board members”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Reorganization SAI incorporated herein by reference.

Investment Adviser.  Nuveen Asset Management (the “Adviser” or “NAM”) is responsible for investing each Fund’s net assets. NAM oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, Illinois 60606.

NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $      billion of assets under management as of December 31, 2008. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. See “Management of the Funds-Investment Adviser.”

The portfolio manager for the Acquiring Fund is Paul Brennan, CFA, CPA. Mr. Brennan manages several national open- and closed-end funds. Mr. Brennan began his career in the investment business in 1991 when he was a municipal credit analyst, then became a portfolio manager in 1994. He joined Nuveen Investments in 1997 while at Flagship Financial which Nuveen acquired. He earned his BS in Accountancy and Finance from Wright State University. He is a CPA, has earned the Chartered Financial Analyst designation, and currently sits on the Nuveen Asset Management Investment Management Committee. Prior to joining Flagship, Paul was employed at Deloitte & Touche within the audit group which participated in auditing mutual funds and investment advisers.

The portfolio manager for the Acquired Fund is Daniel Close, CFA. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team, where he was responsible for the oversight and development of Nuveen’s mutual fund product line. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund pays an annual management fee for the services and facilities furnished by the Adviser on a monthly basis at the following annual rates:

Management Fee Schedule
Average Daily Net Assets	Rate

Up to $125 million	0.4500%
$125 to $250 million	0.4375%
$250 to $500 million	0.4250%
$500 million to $1 billion	0.4125%
$1 billion to $2 billion	0.4000%
$2 billion to $5 billion	0.3875%
$5 billion and over	0.3750%

In addition to the fund-level fee, each Fund pays a complex-level fee. The complex-level fee is the same for each Fund and begins at a maximum rate of 0.20% of each Fund’s net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for each Fund is the fund-level fee plus 0.20%. As of December 31, 2008, the effective complex-level fee for each Fund was 0.20% of net assets. See “Management of the Funds — Investment Adviser.”

The Acquiring Fund paid aggregate management fees of $10,976,183 for the fiscal year ended October 31, 2008, for an effective management fee rate of 0.94% based on net assets applicable to common shares (0.60% based on managed assets). The Acquired Fund paid aggregate management fees of $2,031,193 for the fiscal year ended April 30, 2008, for an effective management fee rate of 0.95% based on net assets applicable to common shares (0.62% based on managed assets).

Dividends and Distributions.  The Funds have identical dividend policies with respect to the payment of dividends on their common shares. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred shareholders. Each Fund’s ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred shares. The net income of each consists of all interest income accrued on portfolio assets less all expenses of the Fund. Over time, all the net investment income of each Fund will be distributed. At least annually, each Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred shareholders. Holders of common shares of each Fund may elect to have all distributions automatically reinvested in common shares of the Fund pursuant to that Fund’s Dividend Reinvestment Plan. See “Proposal No. 1 — The Reorganization — Description of Common Shares Issued by the Acquiring Fund — Distributions” and “— Dividend Reinvestment Plan” and “Additional Information About the Funds — Tax Matters Associated with Investment in the Funds.”

The dividend rates on shares of each Fund’s MuniPreferred, including the Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization, are structured to be determined on the basis of auctions, which are scheduled to be held weekly. In February 2008, escalating liquidity pressures across financial markets led to the systemic failure of the auction rate preferred securities (“ARPS”) market and the auction process used to set the ARPS’ dividend rate. This failure is ongoing and affects the Funds’ MuniPreferred Shares whose dividend rates are currently set by reference to a predetermined, index-based formula (the “Maximum Rate”). See “Proposal No. 1 — The Reorganization — Description of MuniPreferred Issued by the Acquiring Fund” and “— The Auction” and the Reorganization SAI.

Credit Quality.  A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Fund, as of January 31, 2009, is set forth in the table below.

	Acquiring	Acquired	Combined Fund
Credit Rating	Fund	Fund	Pro-Forma(1)

Aaa/AAA*	40.7%	32.0%	39.4%
Aa/AA	43.4	52.0	44.7
A/A	13.8	9.7	13.2
Baa/BBB	1.0	1.1	1.0
Below investment grade	0.3	5.2	0.3
Unrated	0.8	0.0	1.4

TOTAL	100.0%	100.0%	100.0%

*	Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.

(1)	Reflects the effect of the Reorganization.

Maturity and Duration.  A comparison of the maturity and duration of the respective portfolios of the Acquiring Fund and the Acquired Fund, as of January 30, 2009, is set forth in the table below.

	Weighted Average Leverage	Weighted Average
Fund	Adjusted Duration	Maturity

Acquiring	12.38	19.32
Acquired	10.44	15.22
Combined Fund — Pro-Forma(1)	12.08	18.69

(1) Reflects the effect of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of October 31, 2008 and the pro-forma combined capitalization of the combined Fund as if the Reorganization had occurred on that date. The table reflects a pro-forma exchange ratio of approximately below investment grade common shares of the Acquiring Fund issued for each common share of the

Acquired Fund. If the Reorganization is consummated, the actual exchange ratio may vary from the ratio indicated below.

	Acquiring	Acquired	Combined Fund
	Fund	Fund	Pro Forma(1)

Shareholders’ Equity:
Common Shares, $.01 par value per share; 81,138,036 shares outstanding for Acquiring Fund; 14,218,896 shares outstanding for Acquired Fund; 96,068,418 shares outstanding for Combined Fund — Pro Forma	$811,380	$142,189	$960,684 (2)
Paid-in surplus	1,128,874,275	201,990,758	1,330,197,918 (3)
Undistributed (over-distribution of) net investment income	(2,109,393)	(368,571)	(2,477,964)
Accumulated net realized gain (loss) from investments and derivative transactions	(12,504,908)	(1,353,582)	(13,858,490)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(109,853,385)	(14,843,606)	(124,696,991)
Net assets applicable to common shares	$1,005,217,969	$185,567,188	$1,190,125,157

(1)	The adjusted balances are presented as if the Reorganization were effective as of October 31, 2008 for information purposes only. The actual closing date of the Reorganization is expected to be , 2009, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.

(2)	Assumes the issuance of 14,930,382 Acquiring Fund Common Shares in exchange for the net assets of the Acquired Fund, which number is based on the net asset value of the Acquiring Fund Common Shares and the net asset value of the Acquired Fund Common Shares, as of October 31, 2008, after adjustment for the Reorganization costs referred to in (3) below.

(3)	Includes the impact of estimated Reorganization costs of $660,000 which will be borne by the shareholders of the Acquiring Fund and the Acquired Fund ($55,000 and $605,000, respectively).

Comparative Performance Information

Comparative total return investment performance for the Funds for periods ended December 31, 2008:

	Average Annual Total Return				Average Annual Total Return
	on Net Asset Value				on Market Value
	One	Three	Five	Ten	One	Three	Five	Ten
	Year	Years	Years	Years	Year	Years	Years	Years

Acquiring Fund	−13.59%	−2.61%	0.24%	3.42%	−15.09%	−4.46%	−2.30%	1.80%
Acquired Fund	−7.68%	−0.38%	1.47%	3.99%	−18.49%	−6.99%	−4.23%	1.56%

Total Return on Market Value is the average annual return on an investment in common shares of each Fund, taking into account income and capital gains distributions, if any, as well as changes in market price per share. Total Return on Net Asset Value is the average annual return on investment in common shares of each Fund, taking into account income, capital gains distributions, if any, as well as changes in net asset value per share. Past performance information is not necessarily indicative of future results.

Comparative Fee Table(1)

	Acquiring		Combined Fund
	Fund	Acquired Fund	Pro-Forma
	10/31/08	4/30/08	10/31/08

Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.94%	0.95%	0.94%
Interest Expense	0.24%	0.19%	0.21%
Other Expenses	0.25%	0.23%	0.23%
Total Annual Expenses — Gross	1.43%	1.37%	1.38%
Custodian Fee Credit	(0.02%)	(0.01%)	(0.02%)
Total Annual Expenses — Net	1.41%	1.36%	1.36%

(1)	The Comparative Fee Table is presented as of each Fund’s fiscal year end (October 31, 2008 for the Acquiring Fund and April 30, 2008 for the Acquired Fund). The pro forma combined figures assume the consummation of the Reorganization on October 31, 2008 and reflect average net asset levels for both the Acquiring Fund and Acquired Fund for the 12-month period ended October 31, 2008. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented.

Example:  The following table illustrates the expenses on a $1,000 investment based upon the Total Annual Expenses — Gross shown above and assuming a 5% annual return.

	1 Year	3 Years	5 Years	10 Years

Acquiring Fund	$15	$45	$78	$171
Acquired Fund	$14	$43	$75	$165
Combined Fund — Pro-Forma	$14	$44	$76	$166

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table is based upon annualized expenses for the fiscal year ended October 31, 2008 for the Acquiring Fund and the fiscal year ended April 30, 2008 for the Acquired Fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Proposal 2: Issuance of Acquiring Fund Common Shares

In connection with the proposed Reorganization described under “Proposal 1: Reorganization,” the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE. The Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund
MuniPreferred Shares. The Reorganization will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. See “Proposal No. 1 — Reasons for the Reorganization.”

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization. See “Proposal No. 2 — Issuance of Acquiring Fund Common Shares.”

RISK FACTORS

Investment in either Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program and due to the uncertainty inherent in all investments, there can be no assurance that a Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions, if applicable.

The following risks and special considerations should be considered by shareholders of each Fund in their evaluation of the Reorganization:

Differences in Risks

The primary difference between the Funds is that the Acquired Fund invests substantially all of its assets in municipal bonds that are exempt from the Florida intangible personal property tax and therefore concentrates its assets in Florida municipal bonds.

The Acquired Fund invests in Florida municipal bonds which gives rise to the following risks:

Special Considerations Relating to Florida Municipal Bonds.  Except to the extent the Acquired Fund invests in temporary investments or in U.S. Territorial bonds, the Acquired Fund will invest substantially all of its net assets in Florida municipal bonds. The Acquired Fund is therefore more susceptible to political, economic or regulatory factors affecting issuers of Florida municipal bonds. The information set forth below and the related information in the Reorganization SAI is derived from sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of

Florida. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Beginning in September 2007, Florida’s job growth began a negative trend that has continued to the present. From December 2007 until December 2008 non-agricultural or nonfarm employment decreased 3.1%. The unemployment rate in Florida as of December 2008 was 8.1%. The national unemployment rate in December 2008 was 7.2%. Much of the state of Florida’s decrease in employment stems from declines in construction jobs, declines in manufacturing jobs, declines in jobs in information, and declines in jobs in financial activities. However, according to the State of Florida Agency for Workforce Innovation employment is expected to grow at a 1.65% annual rate for the period 2008 until 2016.

Additionally, Florida’s statewide economic activity has recently been on a downward trend. Taxable sales have decreased by 12.6% for the period November 2007 until November 2008 with the largest percentage decrease in autos and accessories and the largest absolute decrease in consumer nondurables. Sales tax collections for fiscal year 2007-08 were 5.8% below the previous fiscal year’s collections. Corporate income tax collections were 9.7% below the previous fiscal year’s corporate income tax collections. Finally, documentary stamp tax collections in Fiscal Year 2007-08 decreased 36% from the previous year’s collections.

In 2007, Florida’s GDP increased by 2.51%, which underperformed the nation as a whole — the nation’s GDP increased by 4.75%. Florida had consistently outperformed the nation in GDP growth over the previous nine years.

In 2008, per capita personal income increased by 2.5%, which is down significantly from the personal income growth rates of 7.08% in 2005, 6.30% in 2006 and 3.74% rate in 2007. In the upcoming fiscal year, personal income growth is expected to increase at a rate of 2.0%, which is below the expected 3.1% forecast nationally. In 2007, the United States annual per capita income was $38,611. During the same year Florida annual per capita income was $38,444.

Population growth has slowed from a rate that hovered between 2.0% and 2.6% since the mid-1990’s. The State is expected to add an average of about 209,000 residents a year between 2007 and 2010, compared with annual increases of 418,000 people between 2002 and 2006.

A voter-approved amendment to Florida’s Constitution that became effective in 1996 limits the rate of growth of state revenues to the growth rate of personal income. Revenues that are pledged to bonds, including new issuance, are exempt from the limitation. Another constitutional amendment requires the State to maintain a budget stabilization fund. The fund provides a counterbalance to the State’s reliance on economically-sensitive sales tax revenues. As of February 24, 2009, Florida’s general obligation bonds carry ratings of AAA by Standard & Poor’s, Aa1 by Moody’s, and AA+ by Fitch. Ratings for Florida municipal bonds may differ from the ratings granted to the general obligation bonds.

On January 29, 2008, the voters of Florida approved a constitutional amendment for property tax relief which: (1) provides for an additional exemption for $25,000 for homes valued over $50,000, except for school levies; (2) provides for transfer of accumulated ‘Save-Our-Homes’ benefits, applicable to all tax levies; (3) establishes an exemption from property taxes of $25,000 of assessed value of tangible personal property, applicable to all tax levies; and (4) limits the assessment increases for specified non-homestead real property to 10 percent each year, except for school levies. Such amendment should have little to no financial impact on the State budget; however, such amendment will reduce ad valorem taxes received by local governments.

In addition to the constitutional amendment for property tax relief, Florida sales activity for homes is down approximately 5% from the same period last year and the median sales price is down 16% over the same period last year. Furthermore, there still remains a large inventory of unsold homes, and access to construction and mortgage financing is still tightening. These factors in conjunction with slower income growth will suppress growth in the housing sector for at least another 12 months.

The economic downturn has also negatively affected Florida’s tourism industry. Approximately 2.3% less tourists visited Florida in 2008 than in 2007. The growth rate for tourism is expected to weakly increase over the next few years. Growth rates for fiscal years 2009-10, 2010-11, and 2011-12 are 0.6%, 1.0% and 1.8% respectively.

The Citizens Property Insurance Corporation is a quasi-governmental company that was created as an insurer of last resort in 2002. However, it has become Florida’s top underwriter of homeowners’ insurance, with more than $433 billion of property exposure on its books. Furthermore, Florida has taken on $28 billion worth or reinsurance risk itself. The reinsurance pool would have to issue bonds for anything over $7.8 billion in losses. A major hurricane or series of hurricanes has the potential to exceed Florida’s reserves to cover the losses.

On February 17, 2009 President Obama signed into law a federal stimulus package. Florida is expected to receive as much as $12.2 billion from the stimulus package. $3.2 billion is expected to be received in the 2008-09 fiscal year, $5.2 billion is expected to be received in the 2009-10 fiscal year, and the final $3.8 billion is expected to be received in the 2010-11 fiscal year. The stimulus payments received are expected to be used for health and human services, education, and transportation and economic development.

Furthermore, the validity of a compact that Governor Charlie Crist signed with the Seminole Indian Tribe in 2007 is under debate. The compact could provide $288 million to the 2009-10 fiscal year state budget. The compact allowed casino gambling on Seminole Indian territory found located in Florida. However, the Florida legislature has not ratified the compact and has set the money aside until the issue is settled.

As of December 2008, Florida faced a budget deficit of at least $2.3 billion. The Florida constitution requires that the Legislature pass a balanced budget. Thus, the legislature will be required to decrease certain expenditures or cut certain programs to balance the budget.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified. It should also be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Economic Sector Risk.  The Acquired Fund may invest 25% or more of its total assets in municipal bonds in the same economic sector. Subject to the concentration limits of the Acquired Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal bond market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Acquired Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Acquired Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Similarity of Risks

Despite the differences noted above, the Funds face more of the same type of risks, including the following:

Investment and Market Risk.  An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Current Economic Conditions — Credit Crisis Liquidity and Volatility Risk.  The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Funds’ municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of your Fund’s portfolio would likely result in a significant decline in the value of your investment. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common and MuniPreferred shares. This volatility may also impact the liquidity of inverse floating rate securities in your Fund’s portfolio. See “Risks — Inverse Floating Rate Securities Risk.”

In response to the current national economic condition, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. See “Risks — Municipal Securities Market Risk.”

Market Discount from Net Asset Value.  Shares of closed-end investment companies like the Funds have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Funds cannot predict whether common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Funds as a vehicle for trading purposes.

Credit Risk.  Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Ratings may not accurately reflect the actual credit risk associated with a municipal security. Each Fund will not be required to dispose of a security if a downgrade occurs after the time of investment. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of a Fund. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any National Recognized Statistical Rating Organization (“NRSRO”), the market price and liquidity of such security may be adversely affected.

Interest Rate Risk.  Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds invest primarily in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if a Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities are not typically highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in interest rates. The Fund’s investments in inverse floating rate securities, as described herein under “Inverse Floating Rate Securities Risk,” will tend to increase common share interest rate risk.

Municipal Securities Market Risk.  Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and each Fund’s investment performance may therefore be more dependant on NAM’s analytical abilities than if such Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect each Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which such Fund currently values them.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issues of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest.

Reinvestment Risk.  Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or your overall returns.

Inverse Floating Rate Securities Risk.  Each Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “Municipal Securities — Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Any economic effect of leverage through a Fund’s purchase of inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings.

Insurance Risk.  Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

In addition, a Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing master municipal insurance policy purchased by the Fund (“Portfolio Insurance”). Each Fund does not expect these guidelines to prevent NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Leverage Risk.  Leverage risk is the risk associated with the use of a Fund’s outstanding MuniPreferred shares or the use of tender option bonds to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Funds invest generally pay fixed rates of interest while the Funds’ costs of leverage generally fluctuate with short-term yields, the incremental earnings from leverage will vary over time. Accordingly, a Fund cannot assure you that the use of leverage will result in a higher yield or return to common shareholders. The benefit from leverage will be reduced (increase) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short-term rates rise, a Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. A Fund’s cost of leverage includes both the interest rate paid on its borrowings as well as any on-going fees and expenses associated with those borrowings.

In February 2008, escalating liquidity pressures across financial markets led to the systemic failure of the ARPS market and the auction process used to set the ARPS’ dividend rate. This failure is on-going and affects the Funds’ MuniPreferred shares whose dividend rates are currently set by reference to the Maximum Rate. Because the Funds’ Maximum Rates over time are expected to result in a higher relative cost of leverage compared with historical levels, the potential incremental earnings from the Funds’ use of MuniPreferred shares would be expected to be reduced relative to historical levels. Each Fund and NAM continue to explore various alternatives for refinancing the Fund’s outstanding MuniPreferred shares in order to reduce the Fund’s relative cost of leverage over time and to provide liquidity “at par” for MuniPreferred shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding MuniPreferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the MuniPreferred share’s AAA/Aaa rating. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming MuniPreferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The amount of fees paid to NAM for investment advisory services will be higher since each Fund uses financial leverage because the fees will be calculated based on the Fund’s Managed Assets.

Each Fund seeks to manage the risks associated with its use of financial leverage as described below under “Management of Investment Portfolio and Capital Structure to Limit Leverage Risk.”

Tax Risk.  To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Each Fund’s policy of generally investing in bonds that are exempt from the federal alternative minimum tax applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund’s ability to optimally diversify its portfolio.

Taxability Risk.  Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and NAM will not independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting a Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund holds such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. See “Tax Matters.”

Borrowing Risks.  Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market such borrowings might be outstanding for longer periods of time.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to MuniPreferred shareholders can decline.

Special Risks Related to Certain Municipal Obligations.  Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk, Including the Risk of Swaps.  Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See “— Counterparty Risk”, “— Hedging Risk” and the Reorganization SAI.

Counterparty Risk.  Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships.

Hedging Risk.  Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Deflation Risk.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Illiquid Securities Risk.  Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.  Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy.

Call Risk.  If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower yielding security.

Certain Affiliations.  Certain broker-dealers may be considered to be affiliated persons of the Funds, NAM, Nuveen Investments and/or Nuveen. Absent an exemption from the SEC or other regulatory relief, each Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities.

Anti-Takeover Provisions.  Each Fund’s Declaration and By-laws includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the Common Shares. For further information on the Acquiring Fund, see “Certain Provisions in the Acquiring Fund Articles of Incorporation.”

MuniPreferred Interest Rate Risk.  The Funds issue MuniPreferred shares, which pay dividends based on short-term interest rates, and use the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Both long-term and short term interest rates may fluctuate. If short-term interest rates rise, MuniPreferred rates may rise so that the amount of dividends paid to MuniPreferred shareholders exceeds the income from a Fund’s portfolio securities. Because income from each Fund’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the MuniPreferred share offering) is available to pay MuniPreferred dividends, however, MuniPreferred dividend rates would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay MuniPreferred dividends would be jeopardized. Due to the systematic failure of the ARPS market and the auction process used to set the ARPS’ dividend rate, the Funds’ MuniPreferred dividend rates are currently set by reference to the Maximum Rate. Because the Funds’ Maximum Rates over time are expected to result in a higher relative cost of leverage compared with historical levels, the potential incremental earnings from the Funds’ use of MuniPreferred shares would be expected to be reduced relative to historical levels.

Auction Risk.  Since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including MuniPreferred) has been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for MuniPreferred have not cleared and MuniPreferred generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the MuniPreferred markets will never resume normal functioning. The dividend rate on MuniPreferred when MuniPreferred auctions do not clear is the Maximum Rate. In normally functioning auctions, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Description of MuniPreferred shares” and “The Auction — Auction Procedures.”

Secondary Market Risk.  There is currently no established secondary market for MuniPreferred and, if one should develop, it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If either Fund has designated a “Special Dividend Period” (a dividend period of more than 7 days), changes in interest rates could affect the price of MuniPreferred sold in the secondary market. Broker-dealers may maintain a secondary trading market in the MuniPreferred; however, they have no obligation to do so and there can be no assurance that a secondary market for the MuniPreferred will develop or, if it does develop, that it will provide holders with a liquid trading market
(i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). MuniPreferred are not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during dividend periods between one and five years, likely will have an adverse effect on the secondary market price of the MuniPreferred, and a selling shareholder may sell MuniPreferred between auctions at a price per share of less than $25,000. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rate.

Ratings and Asset Coverage Risk.  While Moody’s and S&P assign ratings of “Aaa” and “AAA,” respectively, to each Fund’s MuniPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may negatively affect your MuniPreferred Shares. If a rating agency downgrades MuniPreferred shares, a Fund will alter its portfolio or redeem MuniPreferred shares. A Fund may voluntarily redeem MuniPreferred shares under certain circumstances.

Income Risk.  A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments with respect to the MuniPreferred could drop as well if the Fund purchases securities with lower interest coupons.

THE SPECIAL MEETING

General

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Boards of the Funds of proxies to be voted at the Special Meeting to be held          ,          ,          ,                    , on          ,                    , 2009, at          :   a.m., Central time, and at any and all adjournments of such Special Meeting. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement/Prospectus, and all other costs in connection with the solicitation of proxies will be allocated between the Funds. Additional solicitation may be made by officers of the Funds, by officers or employees of the Adviser or Nuveen Investments, or by dealers and their representatives. The Funds have engaged Georgeson Inc. to assist in the solicitation of proxies at an estimated cost of $      plus reasonable expenses.

The Board of each Fund has fixed the close of business on                    , 2009 as the record date (the “Record Date”) for determining holders of such Fund’s common shares and shares of MuniPreferred entitled to notice of and to vote at the Special Meeting. Each shareholder will be entitled to one vote for each common share or share of MuniPreferred held.

At the close of business on the Record Date, (a) the Acquiring Fund had outstanding           common shares and shares of MuniPreferred as follows: Series M-           shares; Series T-           shares; Series W-           shares; Series W2-           shares; Series TH1-           shares; Series TH2-           shares; Series F-           shares, and (b) the Acquired Fund had outstanding           common shares and shares of MuniPreferred as follows: Series W-           shares and Series TH-           shares.

Voting; Proxies

Common shares and MuniPreferred shares of the Funds entitled to vote at the Special Meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the shareholder’s instructions indicated on such proxies.

A quorum of shareholders is required to take action at the Special Meeting. A majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. For purposes of determining the approval of Proposal 1 and Proposal 2, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

MuniPreferred shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Special Meeting, or, if adjourned, one business day before the day to which the Special Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of MuniPreferred shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of MuniPreferred shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of MuniPreferred shares with respect to a particular item if, among other things, (i) a minimum of 30% of the MuniPreferred shares or shares of a series of MuniPreferred shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the MuniPreferred shares or shares of a series of MuniPreferred shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

PROPOSAL NO. 1 — THE REORGANIZATION
(ACQUIRED FUND SHAREHOLDERS AND ACQUIRING FUND MUNIPREFERRED SHAREHOLDERS ONLY)

The terms and conditions of the Reorganization are set forth in the Agreement and Plan of Reorganization. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

General

The Agreement sets forth the terms of the Reorganization, under which (i) the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares and newly issued Acquiring Fund MuniPreferred Shares, and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) the distribution of the Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares held by the Acquired Fund to its common and preferred shareholders, respectively and (iii) the liquidation, dissolution and termination of the Acquired Fund as a Trust in accordance with the Acquired Fund’s Declaration of Trust. As a result of the Reorganization, the assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The Board Members and officers of the Acquiring Fund are identical to those of the Acquired Fund. The investment objectives and policies of the Acquiring Fund are similar to the Acquired Fund except that the Acquired Fund invests in municipal bonds that are exempt from the Florida intangible personal property tax and concentrates its assets in Florida municipal bonds. If all proposals are approved, the [closing date] is expected to be the close of business on                    , 2009. Following the Reorganization, the Acquired Fund would terminate its registration as an investment company under the 1940 Act.

Terms of the Reorganization

Valuation of Assets and Liabilities.  If the Reorganization is approved and the other conditions are satisfied or waived, the value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of the Acquired Fund’s assets shall be determined by using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund MuniPreferred shares.

Dividends will accumulate on shares of Acquired Fund MuniPreferred, Series W and Series TH, up to and including the day on which the [closing] occurs and will be paid, together with the dividends then payable in respect of the shares of Acquiring Fund MuniPreferred Shares to the holders thereof on the Dividend Payment Date in respect of the Initial Rate Period of such shares. The Initial Rate Period of the shares of Acquiring Fund MuniPreferred Shares will be a period consisting of the number of days following the day on which the [closing] occurs that would have remained in the rate period of the shares of Acquired Fund MuniPreferred, Series W and Series TH, in effect immediately prior to the [closing date]. The dividend rate for the Acquiring Fund MuniPreferred Shares for such Initial Rate Period thereof will be the dividend rate in effect immediately prior to the [closing date] for the shares of Acquired Fund MuniPreferred, Series W or Series TH. The initial auction for the Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization will be held on the day on which the auction next succeeding the [closing date] would have been held for the shares of Acquired Fund MuniPreferred, Series W or Series TH, but for the Reorganization.

Following the Reorganization, every common shareholder of the Acquired Fund would own common shares of the Acquiring Fund that will have an aggregate per share net asset value immediately after the [closing date] equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares immediately prior to the [closing date]. See “Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of such shareholders. Since the Acquiring Fund Common Shares issued to the common shareholders of the Acquired Fund would be issued at net asset value in exchange for net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund Common Shares so issued, the net asset value of the Acquiring Fund common shares should remain virtually unchanged by the Reorganization, excluding Reorganization expenses. However, as a result of the Reorganization, common shareholders of both Funds would hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or the Acquired Fund, as the case may be.

Following the Reorganization, every preferred shareholder of the Acquired Fund would own the same number of shares of Acquiring Fund MuniPreferred Shares as was held of Acquired Fund MuniPreferred, Series W and Series TH, respectively, and the shares of Acquiring Fund MuniPreferred Shares would have rights and preferences substantially similar to those of the shares of Acquired Fund MuniPreferred, Series W and Series TH. See “— Description of MuniPreferred Issued by the Acquiring Fund” and “— Comparison of Rights of Holders of MuniPreferred of the Acquiring Fund and the Acquired Fund.”

Amendments and Conditions.  Under the terms of the Agreement, See “— Rating Agency Considerations” and “— Certain Federal Income Tax Consequences of the Reorganization.”

Termination or Postponement.

Reasons for the Reorganization

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that the Reorganization would be in the best interests of each Fund and that the interests of the existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Boards approved the Reorganization and recommended that shareholders of the respective Funds approve the Reorganization.

In preparation for a meeting of the Boards held on January 13, 2009 (the “Meeting”) at which the Reorganization was proposed, NAM provided the Boards with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors in reaching their respective determination, including the following:

•	the secondary market trading history of the Funds (i.e., the price level at which the Funds’ shares have traded over time in relation to their underlying net asset value on an absolute basis and as compared to other closed-end funds) and prior efforts to enhance the secondary market for the common shares of the Acquired Fund;

•	the elimination of the Florida intangibles tax;

•	the compatibility of the investment objectives, policies and strategies of the Funds;

•	the potential opportunities to refinance MuniPreferred;

•	the relative fees and expense ratios of the Funds, including caps on the Funds’ expenses agreed to by NAM;

•	the investment performance of the Funds;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds; and

•	any potential benefits of the Reorganization to NAM as a result of the Reorganization.

Elimination of Florida Intangibles Tax.  Prior to January 1, 2007, the State of Florida imposed an “intangibles tax” on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. Florida municipal obligations were exempt from this tax. The repeal of the Florida state intangibles tax in 2007 reduced the attractiveness of Florida bonds to investors formerly subject to the intangibles tax. In light of the Acquired Fund’s secondary market trading history over time as well as previous efforts to enhance the secondary market for its common shares, the Board of the Acquired Fund considered various responses to the repeal of the intangibles tax, including merging the Acquired Fund into an existing national municipal closed-end fund, reorganizing it into a newly created shell fund, and amending the Acquired Fund’s investment mandates (e.g., converting from a Florida-specific mandate to a national or Florida-preference mandate). After considering the alternatives, given the similarities between the Acquiring Fund and the Acquired Fund and the expected benefits from combining the Funds, the Boards believe the proposed Reorganization would be in the best interests of the respective Funds.

Continuity of Objectives and Policies.  The Boards considered the compatibility of the Funds’ investment objectives, policies and strategies except in relevant part, the Acquired Fund also would invest primarily in municipal securities that pay interest exempt from the Florida intangible personal property tax and thus would concentrate its assets in Florida municipal bonds. As noted above, Florida repealed the intangible personal property tax eliminating a primary reason for the policy of the Acquired Fund to invest in Florida municipal bonds and making the continuation of this policy is no longer necessary. With the Reorganization, the Acquired Fund common shareholders would be invested in a more diversified portfolio and their exposure to Florida obligations would decrease. Each Fund has also issued MuniPreferred to create leverage. Through the use of leverage, the Funds seek to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which generally are higher. Although there are no assurances that the use of leverage will result in a higher yield or return to common shareholders, the Boards believe that the Acquiring Fund’s use of leverage would continue to provide common shareholders of the Acquired Fund the potential for higher monthly tax-exempt distributions and enhanced total returns on average over market cycles at a time when the municipal yield spreads are particularly wide or attractive. In addition, as discussed in more detail below, the larger asset base of the combined fund may increase its ability to refinance the MuniPreferred with TOBs.

Expanded MuniPreferred Refinancing Opportunities.  As noted, both Funds have issued MuniPreferred to create leverage. The Boards recognize the systematic failure of the MuniPreferred market and the auction process used to set the MuniPreferreds’ dividend rate. This failure continues and the Funds’ MuniPreferred shares are currently set by reference to the Maximum the Rate. The larger asset base of the combined fund may increase its ability to refinance MuniPreferred with TOBs. In addition, the greater portfolio diversification of the Acquiring Fund compared to the Acquired Fund may also enhance the combined fund’s ability to refinance the MuniPreferred compared to that of the Acquired Fund. The use of TOBs to replace MuniPreferred is expected to benefit the Funds’ common shareholders because it is expected to lower the relative cost of leverage over time for common shareholders. Further, through such refinancings, the Funds seek to provide liquidity at par for MuniPreferred shareholders.

Expected Lower Fund Fees and Expenses.  The combined fund offers economies of scale that may lead to lower per share expenses for common shareholders of the Funds. The Boards considered the fees and expense ratios of their respective Funds, including the estimated expenses of the combined fund after the Reorganization. As a result of greater economies of scale from the larger asset size of the combined fund, it is expected that the management fees and net expenses of the combined fund (after any expense reimbursements) would be lower than that of both Funds. In this regard, the Funds are subject to the same management fee rate schedule pursuant to their respective investment management agreements with NAM. Accordingly, after the Reorganization, the greater asset size of the combined fund is expected to result in a lower management fee rate. Further, the fixed operating expenses of the combined fund may be spread over a larger asset base.

Improved Secondary Market Trading.  While it is not possible to predict trading levels at the time the Reorganization closes, a reduction in a Fund’s trading discount would be in the best interests of the Fund’s common shareholders. The Board of the Acquired Fund considered that over the past year, the Acquired Fund shares generally have traded at a wider discount to net asset value (“NAV”) than has been the case for national funds. The broader potential investor base of a national fund instead of a Florida-specific fund may promote higher common share prices relative to net asset value and the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade to trade price movements. Similarly, with respect to the Acquiring Fund, the Board of the Acquiring Fund considered that the potential for higher common net earnings and enhanced total returns over time may also lead to higher common share market prices relative to net asset value and the combined funds greater market liquidity may lead to narrower bid-ask spreads and smaller trade to trade price movements. There can, however, be no assurance that after the Reorganization, the common shares of the combined fund will trade at a premium to NAV, or at a smaller discount to NAV, than is currently the case for the common shares of the Acquiring Fund and Acquired Fund.

Investment Performance.  The Boards considered the estimated increase in common net earnings of the combined Fund after the Reorganization compared to that of the Acquiring Fund and Acquired Fund based on information provided by NAM and expected expanded opportunities for enhanced total returns due to the larger asset base (and in relation to the Acquired Fund, a nationally-diversified portfolio). This information supplemented the historic investment performance information of the Funds the Boards receive at their meetings during the year.

No Dilution.  The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, each shareholder of common shares of the Acquired Fund will receive common shares of the Acquiring Fund equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares immediately prior to the closing of the Reorganization. With respect to preferred shareholders, every preferred shareholder of the Acquired Fund will receive the same number of shares of Acquiring Fund MuniPreferred Shares as was held of the Acquired Fund MuniPreferred shares, Series W or Series TH, respectively, and the Acquiring Fund MuniPreferred Shares would have rights and preferences substantially similar to those of the Acquired Fund MuniPreferred shares, Series W and Series TH. The aggregate liquidation preference of Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund’s preferred shares held immediately prior to the Reorganization.

Tax-Free Reorganization.  The Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Funds will obtain an opinion of counsel (based on certain factual representations and certain customary assumptions) substantially to the effect that the Reorganization will be tax-free for federal income tax purposes.

Costs of the Reorganization.  The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganization and the allocation of such costs between the Acquiring Fund and the Acquired Fund.

Potential Benefits to NAM.  The Boards recognized that the Reorganization may result in benefits and economies for NAM. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Fund as a separate Nuveen Fund.

Conclusion.  The Boards, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of both Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

Votes Required

The Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund’s common shares and the MuniPreferred, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding MuniPreferred, voting as a separate class. In addition, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquiring Fund’s MuniPreferred shares voting together as a single class.

MuniPreferred shareholders of each Fund are being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the holders of shares of MuniPreferred of either Fund would be materially adversely affected by the Reorganization, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization is slightly more or less than the asset coverage with respect to the shares of Acquired Fund MuniPreferred for which they are exchanged). Each Fund is seeking approval of the Agreement by the holders of shares of that Fund’s MuniPreferred, each voting separately as a class. Such approval requires the affirmative vote of the holders of at least a majority of the outstanding shares of that Fund’s MuniPreferred entitled to vote on the proposal, voting separately as a class.

Rating Agency Considerations

Under the terms of the Agreement, the Reorganization is conditioned upon (a) approval by the shareholders of the Acquiring Fund, as described under “Votes Required” above, (b) the Funds’ receipt of written advice from Moody’s and S&P (i) confirming that consummation of the Reorganization will not impair the “AAA” and “Aaa” ratings assigned to the outstanding shares of Acquiring Fund MuniPreferred shares, Series M, Series T, Series W, Series W2, Series TH1, Series TH2 and Series F and (ii) assigning “AAA” or Aaa ratings to the shares of Acquiring Fund MuniPreferred, Series W3 and Series TH3, (c) the Funds’ receipt of an opinion to the effect that the Reorganization will qualify as a tax-free reorganization under the Code, (d) the absence of legal proceedings challenging the Reorganization and (e) the Funds’ receipt of certain routine certificates and legal opinions. See “— Certain Federal Income Tax Consequences of the Reorganization.”

Description of Common Shares Issued by the Acquiring Fund

General

The Articles of Incorporation of the Acquiring Fund (the “Acquiring Fund Articles”) authorize 200,000,000 common shares, par value $.01 per share. As of                    , 2009, there were issued and outstanding           common shares of the Acquiring Fund. If the Reorganization is approved, at the [closing date] the Acquiring Fund will issue additional common shares. The number of such additional Acquiring Fund Common Shares will be based on the relative aggregate per share net asset values of the Acquiring Fund and the Acquired Fund, in each case as of the [closing date]. Based on the relative per share net asset values as of                    , 2009, the Acquiring Fund would have issued approximately           additional common shares if the Reorganization had occurred as of that date.

The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. All of the Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares are, when issued, fully paid and non-assessable and have no preemptive, conversion or exchange rights or right to cumulative voting. The Acquiring Fund will not be permitted to declare, pay or set apart for payment any cash dividend or distribution on the Acquiring Fund Common Shares, unless (a) cumulative dividends on all outstanding shares of Acquiring Fund MuniPreferred have been paid in full and (b) the Acquiring Fund meets the asset coverage test described in the Reorganization SAI under “Description of MuniPreferred Issued by the Acquiring Fund — Dividends — Restrictions on Dividends and Other Payments.” This latter limitation on the Acquiring Fund’s ability to make distributions on common shares could under certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. See “Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and in the Reorganization SAI.

Distributions

The Acquiring Fund’s intent is to pay regular monthly cash distributions to common shareholders at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Acquiring Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred shareholders. The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the shares of MuniPreferred. The net income of the Acquiring Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding shares of MuniPreferred.

As explained more fully below in “Tax Matters Associated with Investments in the Funds,” at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to common shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, common shareholders of record as of the end of the Acquiring Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Acquiring Fund.

The Acquiring Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

See “Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and in the Reorganization SAI.

Fund management does not expect the level of monthly distributions to the common shareholders of the Acquiring Fund and the Acquired Fund to be affected by the Reorganization.

There can be no assurance, however, that a stable level of distributions may be maintained over the life of either Fund.

Dividend Reinvestment Plan

Under the Acquiring Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by the State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from               , Attn:          ,          ,                    , (800)          -          .

Comparison of Rights of Holders of Common Shares of the Acquiring Fund and the Acquired Fund

The common shares of each Fund have equal voting rights with respect to that Fund and equal rights with respect to the payment of dividends and distribution of assets upon liquidation of that Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. The provisions of the Acquiring Fund Articles are substantially similar to the provisions of the Acquired Fund’s Declaration of Trust, and both contain, among other things, identical super-majority voting provisions, as described under “— Certain Provisions in the Acquiring Fund Articles” below. The full text of the Acquiring Fund’s Articles and the Acquired Fund’s Declaration of Trust is on file with the SEC and may be obtained as described on page iii. The terms of the Acquiring Fund’s Dividend Reinvestment Plan and distribution policy are identical to the terms of the Acquired Fund’s Dividend Reinvestment Plan and distribution policy.

Description of MuniPreferred Issued by the Acquiring Fund

The following is a brief description of the terms of the shares of the Acquiring Fund MuniPreferred, including the Acquiring Fund MuniPreferred Shares to be issued pursuant to the Agreement. This description assumes that the Reorganization will be consummated and that the Acquiring Fund will issue shares of its MuniPreferred pursuant to the Agreement. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the shares of Acquiring Fund MuniPreferred Shares in the Reorganization SAI and in the Acquiring Fund Statement attached as Appendix           to the Reorganization SAI. Capitalized terms used but not defined herein have the meanings given them above or in the Acquiring Fund Statement.

Since February 2008 existing markets for APS have become generally illiquid and investors have not been able to sell their securities through the regular auction process. There currently is no established secondary market for MuniPreferred and, in the event a secondary market develops, a MuniPreferred holder may receive less than the price paid for MuniPreferred.

General

The Acquiring Fund Articles authorize the issuance of 1,000,000 shares of preferred stock (“preferred shares”), par value $.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. The Acquiring Fund Statement currently authorizes the issuance of 4,000 shares of each of MuniPreferred, Series M, Series T, Series W, Series W2, Series TH1, Series TH2 and Series F. At the [closing], the Acquiring Fund will issue to the Acquired Fund           shares and           shares of MuniPreferred, Series W3 and Series TH3, respectively, which the Acquired Fund would then distribute to the holders of Acquired Fund MuniPreferred, Series W and Series TH, respectively.

All shares of MuniPreferred have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The shares of MuniPreferred of each series rank on parity with shares of any other series of MuniPreferred and with shares of any other series of preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon liquidation. All shares of MuniPreferred carry one vote per share on all matters on which such shares are entitled to be voted. Shares of MuniPreferred are, when issued, fully paid and, subject to matters discussed in “Certain Provisions in the Acquiring Fund Articles of Incorporation,” non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Dividend Periods

General.  The dividend rate for shares of Acquired Fund MuniPreferred Shares issued in connection with the Reorganization for the Initial Rate Period will be equal to the dividend rate for shares of the Acquired Fund’s MuniPreferred shares, Series W and Series TH, respectively. The Initial Rate Period of the shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Agreement will be a period consisting of the number of days following the day on which the [closing] occurs that would have remained in the rate period of the shares of the Acquired Fund MuniPreferred, Series W and Series TH, respectively, in effect immediately prior to the [closing]. Due to the systematic failure of the ARPS market, the Acquired Fund MuniPreferred Shares dividend rate is set at the Maximum Rate.

Dividends on shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization will be payable, when, as and if declared by the Acquiring Fund’s Board out of funds legally available therefor in accordance with the Acquiring Fund Articles, including the Acquiring Fund Statement, and applicable law. Providing that the [closing date] is                    , 2009, dividends with respect to Acquiring Fund MuniPreferred shares, Series W3, will be payable on Thursday,                    , 2009, and thereafter on each Thursday, and, with respect to the Acquiring Fund MuniPreferred shares, Series TH3, will be payable on Friday,                    , 2009, or thereafter on each Friday. However, (i) if the day on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such day; and (ii) the Acquiring Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.

The amount of dividends per share payable on the Acquiring Fund of MuniPreferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

Dividends on shares of the Acquiring Fund MuniPreferred Shares will accumulate from the Date of Original Issue thereof. The dividend rate for the Acquiring Fund MuniPreferred Shares for the initial Rate Period for such shares shall be .     % per annum, the Maximum Rate. For each Subsequent Rate Period of the Acquiring Fund MuniPreferred Shares, the dividend rate for such shares will be the Applicable Rate for such shares that the Auction Agent advises the Acquiring Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for the Acquiring Fund MuniPreferred Shares will not be greater than the Maximum Rate for shares of such series, which is:

(a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate

Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

(A) the dividend rate on shares of such series for the then-ending Rate Period; and

(B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

(b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

If an Auction for any Subsequent Rate Period of Acquiring Fund MuniPreferred Shares is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Acquiring Fund shall have paid a late charge, as described more fully in the Acquiring Fund Statement, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Acquiring Fund shall not have paid a late charge, as described more fully in the Acquiring Fund Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody’s is rating such shares at the time the Acquiring Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ’ba3’/BB2”).

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Acquiring Fund shall not have paid a late charge, as described more fully in the Acquiring Fund Statement, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody’s is rating such shares at the time the Acquiring Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ’ba3’/BB2”).

A failure to pay dividends on, or the redemption price of, Acquiring Fund MuniPreferred Shares shall have been cured (if such failure to deposit is not solely due to the willful failure of the

Acquiring Fund to make the required payment to the Auction Agent) with respect to any Rate Period thereof if, within the respective time periods described in the Acquiring Fund Statement, the Acquiring Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Acquiring Fund; provided, however, that the foregoing clause (b) shall not apply to the Acquiring Fund’s failure to pay the redemption price in respect of Acquiring Fund MuniPreferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

Gross-up Payments.  Holders of Acquiring Fund MuniPreferred Shares are entitled to receive, when, as and if declared by the Acquiring Fund’s Board, out of funds legally available therefor in accordance with the Acquiring Fund Articles, including the Acquiring Fund Statement and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Acquiring Fund allocates any net capital gains or other income taxable for federal income tax purposes to a dividend paid on Acquiring Fund MuniPreferred Shares without having given advance notice thereof to the Auction Agent as described under “— The Auction — Auction Procedures” (a “Taxable Allocation”) below solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Acquiring Fund MuniPreferred Shares or the liquidation of the Acquiring Fund, the Acquiring Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (          , as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

If, in the case of any Special Rate Period of more than 28 Rate Period Days without having given notice thereof to the Auction Agent, the Acquiring Fund makes a Taxable Allocation to a dividend paid on shares of Acquiring Fund MuniPreferred, the Acquiring Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

A “Gross-up Payment” means payment to a holder of Acquiring Fund MuniPreferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder’s dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations had been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of Acquiring Fund MuniPreferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and

(c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of Acquiring Fund MuniPreferred Shares at the maximum marginal regular Federal income tax rate, if any, applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

Restrictions on Dividends and Other Distributions.  Except as otherwise described herein, for so long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund may not declare, pay or set apart for payment of any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, its common shares or other shares, if any, ranking junior to the Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of its common shares or any other shares of the Acquiring Fund ranking junior to, or on parity with, Acquiring Fund MuniPreferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund), unless (a) full cumulative dividends on Acquiring Fund MuniPreferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Acquiring Fund shall have redeemed the full number of Acquiring Fund MuniPreferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of common shares or any other shares of the Acquiring Fund ranking junior to Acquiring Fund MuniPreferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to Acquiring Fund MuniPreferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Acquiring Fund’s portfolio would at least equal the MuniPreferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the Acquiring Fund MuniPreferred Shares.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Acquiring Fund shares ranking, as to the payment of dividends, on a parity with Acquiring Fund MuniPreferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Acquiring Fund MuniPreferred Shares through its most recent Dividend Payment

Date. When dividends are not paid in full upon the shares of Acquiring Fund MuniPreferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Acquiring Fund MuniPreferred Shares through their most recent respective dividend payment dates, all dividends declared upon Acquiring Fund MuniPreferred Shares and any other such class or series of shares ranking on a parity as to the payment of dividends with Acquiring Fund MuniPreferred Shares shall be declared pro rata so that the amount of dividends declared per share on Acquiring Fund MuniPreferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Acquiring Fund MuniPreferred Shares and such other class or series of shares bear to each other.

Designation of Special Rate Periods

The Acquiring Fund, at its option, may designate any succeeding Subsequent Rate Period of Acquiring Fund MuniPreferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Acquiring Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Acquiring Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Acquiring Fund will give MuniPreferred shareholders notice of a special rate period as provided in the Acquiring Fund Statement.

Voting Rights

In addition to voting rights described under “— Certain Provisions in the Acquiring Fund Articles of Incorporation” and in the Reorganization SAI under “Investment Objectives and Policies — Investment Restrictions,” holders of Acquiring Fund MuniPreferred Shares will have equal voting rights with holders of common shares and any preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

In connection with the election of the Acquiring Fund’s board members, holders of outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, are entitled to elect two of the Acquiring Fund’s board members, and the remaining board members are elected by holders of common shares and preferred shares, including Acquiring Fund MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, shall be due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, the number of board members constituting the Board shall be automatically increased by the smallest number that, when added to the two board members elected exclusively by the holders of preferred shares, including Acquiring Fund MuniPreferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which board members are to be elected, the holders of preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional board members that, together with the two board members which such holders will be in any event entitled to elect, constitutes a majority of the total number of board members of the Acquiring Fund as so increased. The terms of office of the persons who are board members at the time of that election will continue. If the Acquiring Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional board members elected by the holders of preferred shares, including Acquiring Fund MuniPreferred Shares (but not of the board members with respect to whose election the holders of common shares were entitled to vote or the two board members the holders of preferred shares have the right to elect in any event), will terminate automatically.

So long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Acquiring Fund MuniPreferred Shares outstanding at the time (voting as a separate class): (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of MuniPreferred, may from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of, any series of MuniPreferred or classes or series of preferred shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund; provided, however, that if Moody’s or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all preferred shares of the Acquiring Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $144,000,000) or (b) amend, alter or repeal the provisions of the Acquiring Fund Articles, including the Acquiring Fund Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of Acquiring Fund MuniPreferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of Acquiring Fund MuniPreferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Acquiring Fund MuniPreferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Acquiring Fund MuniPreferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Acquiring Fund will be deemed to affect such preferences, rights or powers only if Moody’s or S&P is then rating the Acquiring Fund MuniPreferred Shares and such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any Acquiring Fund MuniPreferred Shares are outstanding, the Acquiring Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the MuniPreferred shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of MuniPreferred shares in a manner different from any other series of MuniPreferred shares, the Acquiring Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

The Board may, without shareholder approval, from time to time, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the rating agency guidelines in the event the Acquiring Fund receives written confirmation from Moody’s or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s and S&P to Acquiring Fund MuniPreferred Shares. Unless a higher percentage is provided for in the Acquiring Fund Articles (see “Certain Provisions in the Acquiring Fund Articles”), (A) the affirmative vote of the holders of at least a majority of the preferred shares, including Acquiring Fund MuniPreferred Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding preferred shares, including Acquiring Fund MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act.

The foregoing voting provisions will not apply with respect to Acquiring Fund MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption

Mandatory Redemption.  In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its eligible portfolio securities equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Acquiring Fund MuniPreferred Shares, Acquiring Fund MuniPreferred Shares will be subject to mandatory redemption on a date fixed by the Acquiring Fund’s Board, out of funds legally available therefor in accordance with the Acquiring Fund Articles, including the Acquiring Fund Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the lesser of the (i) minimum number of Acquiring Fund MuniPreferred Shares, together with all other preferred shares subject to redemption or retirement, necessary to restore the required Discounted Value or the 1940 Act MuniPreferred Asset Coverage, as the case may be, and (ii) the maximum number of Acquiring Fund MuniPreferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed with the funds legally available under the Acquiring Fund Articles and applicable law.

Optional Redemption.  Acquiring Fund MuniPreferred Shares are redeemable, at the option of the Acquiring Fund:

(a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for Acquiring Fund MuniPreferred Shares, out of funds legally available therefor in accordance with the Acquiring Fund Articles, including the Acquiring Fund Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 250 shares of such series would remain outstanding; (ii) Acquiring Fund MuniPreferred Shares are redeemable by the Acquiring Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (iii) the notice establishing a Special Rate Period of Acquiring Fund MuniPreferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Acquiring Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

(b) as a whole but not in part, out of funds legally available therefor in accordance with the Acquiring Fund Articles, including the Acquiring Fund Statement, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

Notwithstanding the foregoing, if any dividends on Acquiring Fund MuniPreferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Acquiring Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

Liquidation

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Acquiring Fund MuniPreferred Shares with respect to the distribution of assets upon the dissolution, liquidation or winding up of the Acquiring Fund, upon a liquidation of the Acquiring Fund, whether voluntary or involuntary, the holders of Acquiring Fund MuniPreferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to its shareholders, before any payment or distribution shall be made on the common shares or any other class of shares of the Acquiring Fund ranking junior to the Acquiring Fund MuniPreferred Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Acquiring Fund. After the payment to the holders of Acquiring Fund MuniPreferred Shares of the full preferential amounts provided for as described in this paragraph, the holders of Acquiring Fund MuniPreferred Shares as such shall have no right or claim to any of the remaining assets of the Acquiring Fund.

Neither the sale of all or substantially all the property or business of the Acquiring Fund, nor the merger or consolidation of the Acquiring Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Acquiring Fund, shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines

The Acquired Fund is required under Moody’s and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount. Moody’s and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody’s and S&P guidelines do not impose any limitations on the percentage of the Acquiring Fund’s assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Acquiring Fund’s portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Acquiring Fund’s total assets. The MuniPreferred Basis Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of MuniPreferred then outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.

The Acquiring Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to shares of MuniPreferred, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to all outstanding senior securities which are shares of beneficial interest, including MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end management investment company as a condition of declaring dividends on its common shares) (“1940 Act MuniPreferred Asset Coverage”). Based on the composition of the portfolio of the Acquiring Fund and market conditions as of October 31, 2008, 1940 Act MuniPreferred Asset Coverage with respect to shares of MuniPreferred, assuming the issuance of October 31 Acquiring Fund Common Shares in connection with the Reorganization and the issuance of Acquiring Fund MuniPreferred Shares in connection with the Reorganization, would have been computed as follows:

Value of Fund assets less liabilities not constituting senior securities		$

=
Senior securities representing indebtedness plus liquidation value of the shares of MuniPreferred

In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, the Acquiring Fund will be required to redeem Acquiring Fund MuniPreferred Shares as described under “Redemption — Mandatory Redemption” above.

The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Acquiring Fund MuniPreferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the rating agency guidelines in the event the Acquiring Fund receives written confirmation from Moody’s or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s and S&P to Acquiring Fund MuniPreferred Shares.

As described by Moody’s and S&P, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Acquiring Fund MuniPreferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Acquiring Fund MuniPreferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody’s and S&P by the Acquiring Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

A rating agency’s guidelines will apply to Acquiring Fund MuniPreferred Shares only so long as such rating agency is rating such shares. The Acquiring Fund will pay certain fees to Moody’s or S&P, or both, for rating the Acquiring Fund MuniPreferred Shares.

The Auction

General

Since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including MuniPreferred) has been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for MuniPreferred have not cleared and MuniPreferred generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the MuniPreferred markets will never resume normal functioning. The dividend rate on MuniPreferred when MuniPreferred auctions do not clear is the Maximum Rate.

With respect to normally functioning markets, the Acquiring Fund Statement provides that, except as otherwise described therein, the Applicable Rate for the shares of each series of MuniPreferred, including Acquiring Fund MuniPreferred Shares, for each Rate Period of shares of such series after the initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such

Subsequent Rate Period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”) set forth in the Acquiring Fund Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an “Auction.” See the Acquiring Fund Statement for a more complete description of the Auction process.

Auction Procedures

Prior to the Submission Deadline on each Auction Date for Acquiring Fund MuniPreferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a “Beneficial Owner”) may submit orders (“Orders”) with respect to shares of such series to that Broker-Dealer as follows:

•	Hold Order — indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

•	Bid — indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

•	Sell Order — indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Acquiring Fund MuniPreferred Shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Acquiring Fund MuniPreferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Acquiring Fund MuniPreferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Acquiring Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Acquiring Fund nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Acquiring Fund MuniPreferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of Acquiring Fund MuniPreferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Acquiring Fund.

If Sufficient Clearing Bids for shares of a series of MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of MuniPreferred do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of MuniPreferred that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The Auctions for shares of MuniPreferred, Series W2, will normally be held every Wednesday and each Subsequent Rate Period of shares of such series will normally begin on the following Thursday.

Whenever the Acquiring Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on Acquiring Fund MuniPreferred Shares, the Acquiring Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Acquiring Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Secondary Market Trading and Transfer of Acquiring Fund MuniPreferred

There is currently no established secondary market for MuniPreferred and, if one should develop, it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. The Broker-Dealers are not obligated to maintain a secondary trading market in Acquiring Fund MuniPreferred Shares outside of Auctions, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Acquiring Fund MuniPreferred Shares will provide owners with liquidity of investment. The Acquiring Fund MuniPreferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Acquiring Fund MuniPreferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Acquiring Fund; provided, however, that (a) a sale, transfer or other disposition of Acquiring Fund MuniPreferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Acquiring Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

Comparison of Rights of Holders of MuniPreferred of the Acquiring Fund and the Acquired Fund

The terms of the shares of Acquiring Fund MuniPreferred Shares issued pursuant to the Reorganization will be substantially similar to the outstanding shares of Acquired Fund MuniPreferred, Series W and Series TH, respectively.

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund

General

The Acquiring Fund and the Acquired Fund have similar investment objectives. Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued. The Acquired Fund’s secondary investment objective is the enhancement of portfolio value relative to the Florida municipal bond market through investments in tax-exempt Florida municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Acquired Fund’s shares also will be exempt from Florida intangible personal property tax. Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and MuniPreferred shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred shares voting as a separate class. For purposes of the Funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities.

Underrated municipal bonds are those whose ratings do not, in NAM’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in NAM’s opinion, are worth more than the value assigned to them in the marketplace. NAM may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. NAM may purchase such a bond for a Fund’s portfolio because it represents a market sector or issuer that NAM considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal bonds will be based on NAM’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. There can be no assurance that a Fund’s attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that a Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common shareholders and MuniPreferred shareholders. See “— Tax Matters Associated with Investment in the Funds” and “— The Auction — Auction Procedures.”

Portfolio Investments

The Acquiring Fund and the Acquired Fund have similar investment policies. Except to the extent that the Acquiring Fund buys temporary investments, the Fund will invest substantially all of its assets in tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Acquiring Fund’s assets. Except to the extent the Acquired Fund invests in temporary investments as described below, the Fund will invest all of its assets in tax-exempt Florida municipal obligations which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Municipal obligations backed by an escrow or trust account will not constitute more than 20% of the Acquired Fund’s assets.

For the purposes of the foregoing inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included and insurers must have a claims-paying ability rated at least A by an NRSRO with respect to the Acquiring Fund and AAA by an NRSRO with respect to the Acquired Fund at the time of purchase or at the time the bond is insured while in the portfolio.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated Aa/AA or better by an NRSRO at the time of purchase or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

Each insured municipal obligation the Acquiring Fund holds, or Florida municipal obligation the Acquired Fund holds, will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”), or by the Fund or a third party after the original issuance (“Secondary Market Insurance”), or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased (“Portfolio Insurance”). The Acquiring Fund and Acquired Fund will only obtain portfolio insurance from insurers whose claims-paying ability Moody’s rates “A” or “Aaa”, respectively, or Standard & Poor’s rates “A” or “AAA”, respectively.

The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “— Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “— Other Investment Companies.”

The credit quality of companies that provide insurance on bonds will affect the value of those bonds. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares or MuniPreferred shares.

Each Fund may invest in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

Each Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by a Fund may be shortened, depending on market conditions.

Upon NAM’s recommendation, during temporary defensive periods and in order to keep each Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in such short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum applicable to individuals.

Municipal Securities

General.  Municipal Securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Funds may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Funds may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax.

The municipal securities in which the Acquiring Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax and the federal alternative minimum tax.

The municipal securities in which the Acquired Fund will invest are Florida municipal obligations and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax, the federal alternative minimum tax, and the Florida intangible personal property tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

Each Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Municipal Bond Insurance

Each insured municipal bond a Fund acquires will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Each Fund expects to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). The Acquiring Fund and Acquired Fund will only obtain portfolio insurance from insurers whose claims-paying ability Moody’s rates “A” or “Aaa”, respectively, or Standard & Poor’s rates “A” or “AAA”, respectively. There is no limit on the percentage of a Fund’s assets that may be invested in municipal bonds insured by any one insurer.

A municipal bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of “Aaa” or “AAA,” a bond covered by an Original Issue Insurance or Secondary Market Insurance policy would also typically be assigned the same rating. Such a municipal bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the rating, if any, assigned to a municipal bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below “Aaa” or “AAA.” While in the portfolio of a Fund, however, a municipal bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.

The Acquiring Fund’s and Acquired Fund’s will only obtain portfolio insurance from insurers whose claims-paying ability Moody’s rates “A” or “Aaa”, respectively, or Standard & Poor’s rates “A” or “AAA”, respectively.

The Acquiring Fund’s and Acquired Fund’s policy of investing primarily in municipal bonds insured by insurers whose claims-paying ability is rated “A” or “Aaa”, respectively, by Moody’s or “A” or “AAA”, respectively by Standard & Poor’s applies only at the time of purchase of a security, and a Fund will not be required to dispose of the securities in the event Moody’s, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In the event Moody’s, S&P or Fitch (or all of them) should downgrade its (or their) rating of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured under Original Issue Insurance or Secondary Market Insurance policies by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of a Fund. Moody’s, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

Original Issue Insurance.  Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of a Fund’s shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

Secondary Market Insurance.  Subsequent to the time of original issuance of a municipal bond, a Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of these municipal bonds.

One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable a Fund to enhance the value of the security. A Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance, for it if, in NAM’s opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security without insurance. Similarly, if a Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in NAM’s opinion, the net proceeds of the Fund’s sale of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security. In determining whether to insure municipal bonds a Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See “— Original Issue Insurance” above.

Portfolio Insurance.  Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

If a municipal bond is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that a Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

Portfolio Insurance policies are effective only as to municipal bonds owned by and held by a Fund, and do not cover municipal bonds for which the contract for purchase fails. A “when-issued” municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such “when-issued” municipal bond.

In determining whether to insure municipal bonds held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See “— Original Issue Insurance” above.

Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days’ written notice to a Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. A Fund generally will reserve the right to terminate each policy upon seven days’ written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to a Fund.

Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by a Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by a Fund.

One or more Portfolio Insurance policies may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance (“Permanent Insurance”) for a municipal bond that is sold by a Fund. A Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. Each Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in NAM’s opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

The Permanent Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security’s creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of a Fund’s purchase.

Each Fund generally intends to retain any insured bonds covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated “Baa” or “BBB”) that are not in default. In certain circumstances, however, NAM may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. Except as described above for bonds covered by Portfolio Insurance that are in default or subject to significant risk of default, a Fund will not place any value on the Portfolio Insurance in valuing the municipal bonds it holds.

Because each Portfolio Insurance policy will terminate for municipal bonds sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by a Fund), the provision for this insurance will not enhance the marketability of the Fund’s bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, a Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays.

Municipal Leases and Certificates of Participation

Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, a Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes

Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long- term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities

The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds

Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities

A Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters” or residual interests of a tender option bond) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-

term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. Each Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, an inverse floater’s value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by NAM, be exempt from regular federal income tax and from the Federal alternative minimum tax applicable to individuals. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts

Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of each Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, a Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that NAM will determine to use them for a Fund or, if used, that the strategies will be successful.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Miscellaneous Investments

Each Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality; provided NAM determines that such investment should enable the Fund to better maximize its existing investment in such issuer. Investment in such securities would result in a portion of your dividend being subject to regular federal income tax or the federal alternative minimum tax applicable to individuals.

How the Funds Manage Risk

Investment Restrictions

Except to the extent that the Acquiring Fund buys temporary investments, the Fund will, as a fundamental policy, invest substantially all of its assets in tax-exempt municipal bonds that either are covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Acquiring Fund’s assets. Except to the extent that the Acquired Fund buys temporary investments, the Fund will, as a fundamental policy, invest substantially all of its assets in tax-exempt Florida municipal obligations that are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Municipal obligations backed by an escrow or trust account will not constitute more than 20% of the Acquired Fund’s assets. These policies and each Fund’s investment objectives are fundamental policies, which cannot be changed without the approval of such Fund’s holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

Except as described below, neither Fund, as a fundamental policy, may, without the approval of the holders of a “majority of the outstanding” common shares and preferred shares of such Fund, including shares of its MuniPreferred, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares of such Fund, including shares of its MuniPreferred, voting as a separate class:

(1)	Issue senior securities, as defined in the 1940 Act, other than preferred stock [shares], except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described [in Portfolio Investments above];

(2)	Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described [in Portfolio Investments above];

(3)	Borrow money, except from banks for temporary or emergency purposes or for repurchase of [the Fund’s] shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;

(4)	Underwrite any issue of securities, except to the extent that the purchase of [m]unicipal [o]bligations in accordance with its investment objective[s], policies and limitations may be deemed to be an underwriting;

(5)	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to [m]unicipal [o]bligations other than those [m]unicipal [o]bligations backed only by the assets and revenues of non-governmental users, nor shall it apply to [m]unicipal [o]bligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(6)	Purchase or sell real estate, but this shall not prevent the Fund from investing in [m]unicipal [o]bligations secured by real estate or interests therein [or foreclosing upon and selling such security];

(7)	Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described [in Portfolio Investments];

(8)	Make loans, other than by entering into repurchase agreements and through the purchase of [m]unicipal [o]bligations or temporary investments in accordance with its investment objective[s], policies and limitations;

(9)	Invest in securities other than [Florida] [m]unicipal [o]bligations and temporary investments as described [in Portfolio Investments]; and purchase financial futures and options except within the limits described [in Portfolio Investments];

(10)	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(11)	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

(12)	Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

(13)	Purchase or retain the securities of any issuer other than [its own securities] if, to [its] knowledge, those of its directors [trustees], or those officers and directors of the [investment adviser] who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity, (other than a bond insurer) it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, the guarantee or letter of credit would be considered a separate security and would be treated as an issue of that government or other entity. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the issuer; instead, the issuer of the municipal bond will be determined in accordance with the principles set out above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal bonds insured by any given insurer.

For the purpose of applying the limitation set forth in subparagraph (9) above with respect to each Fund, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal bonds insured by any given insurer.

Under the 1940 Act, a Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described herein, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s Board. Each Fund may not:

(1)	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2)	Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder;

(3)	Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options;

(4)	Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred shares are outstanding; and

(5)	Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided NAM determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Limited Issuance of MuniPreferred Shares

Under the 1940 Act, each Fund could issue MuniPreferred shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the MuniPreferred shares was ever more than one-half of the value of a Fund’s asset coverage, the Fund would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Fund’s assets, was reduced. As of December 31, 2008, the MuniPreferred shares represented approximately     % and     % of the Acquiring Fund’s and Acquired Fund’s total capital, respectively. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of a Fund’s portfolio and will subject common shareholders to less income and net asset value volatility than if the Fund were more leveraged. Each Fund intends to purchase or redeem MuniPreferred shares, if necessary, to keep the liquidation value of the MuniPreferred shares below one-half of the value of the Fund’s asset coverage.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common shareholders of each Fund are subject to the risks of leverage primarily in the form of additional common share earnings and net asset value risk, associated with a Fund’s use of financial leverage in the form of MuniPreferred shares or tender option bonds. See “Risk Factors — Leverage Risk.”

In an effort to mitigate these risks, each Fund and NAM seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. A Fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing common shares. [Each Fund currently expects that it would increase leverage levels through the use of tender option bonds.] Reducing leverage may require a Fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the Fund. Each Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. Each Fund and NAM will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential benefits outweigh the associated risks and costs.

Because the long-term municipal securities in which a Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, common shareholders bear incremental earnings risk from leverage. Each Fund believes this risk increased as a result of the systemic failure of the ARPS market in February 2008 which caused dividend rates on the Fund’s MuniPreferred shares to be set at the Maximum Rate according to a pre-determined, index-based formula rather than through a weekly auction process. In seeking to manage the earnings risk from leverage, each Fund may from time to time refinance

MuniPreferred shares with alternative forms of leverage that offer the potential for a lower relative cost of leverage over time and/or that extend the rate reset period on its leverage.

Common shareholders also bear incremental net asset value risk from leverage because they bear the full impact of price changes in their Fund’s investment portfolio, including assets attributable to leverage. In seeking to manage the net asset value risk from leverage, a Fund may alter the composition of its investment portfolio in one or more ways, including increasing portfolio credit quality, reducing portfolio duration and increasing the level of short-term cash equivalents. Depending on subsequent market conditions, any such action may increase or reduce common share net earnings and/or returns compared to if such Fund had taken no action.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest-rate swaps on taxable tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of NAM, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

Certain Provisions in the Acquiring Fund’s Articles of Incorporation

The Acquiring Fund Articles includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund Articles requires a vote by holders of at least two-thirds of the common shares and shares of MuniPreferred, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) a liquidation or termination of the Fund, or a series or class of the Fund, or (5) a removal of directors by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Acquiring Fund Articles or the Acquiring Fund’s By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and shares of MuniPreferred outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a board member, when the board member has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required pursuant to the Acquiring Fund Articles, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Acquiring Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of shares of MuniPreferred, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s shares of MuniPreferred outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Acquiring Fund Articles or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s shares of MuniPreferred outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and shares of MuniPreferred, voting together as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of shares of MuniPreferred are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund Articles relating to such higher votes are in the best interest of the Acquiring Fund. See the Reorganization SAI under “Certain Provisions in the Articles of Incorporation.”

Reference should be made to the Acquiring Fund Articles on file with the SEC for the full text of these provisions.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $660,000, which includes additional stock exchange listing fees, Commission registration fees, legal and accounting fees, proxy solicitation and distribution costs. These estimated expenses will be borne by the Acquiring Fund and Acquired Fund in the amounts of $55,000 and $605,000, respectively.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $18,000 per Fund plus reasonable expenses, which is included in the estimate above.

Reorganization expenses have been or will be expensed prior to the [closing date]. Management of the Funds expects that increased common net earnings resulting from one or more of the following: (i) reduced operating expenses resulting from economies of scale, (ii) changes in the embedded yield, and (iii) lower leverage costs from the use of tender option bond financing, should allow the recovery of the projected costs of the Reorganization within approximately nine months after the [closing date] with respect to each Fund.

Dissenting Shareholders’ Rights of Appraisal

Under Massachusetts law and the Acquired Fund’s charter documents, shareholders of the Acquired Fund do not have dissenters’ rights of appraisal with respect to the Reorganization. Under Minnesota law and the Acquiring Fund’s charter documents, shareholders of the Acquired Fund do not have dissenters’ rights of appraisal with respect to the Reorganization.

Certain Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

1. The transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the pro rata distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

3. No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4. No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization.

5. The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6. The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Prior to the date of the Reorganization, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any capital loss carryforwards), if any, through the date of the Reorganization. This distribution will be taxable to shareholders for federal income tax purposes and will include any net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Acquired Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganization, the combined fund’s ability to use the Acquired Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, former shareholders of the Acquired Fund may pay federal income taxes sooner, or pay more federal income taxes, than they would have had had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, the shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Exchange of Acquired Fund Shares Solely for Acquiring Fund Shares

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Acquired Fund shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

The Board of each Fund recommends that the shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 2. — ISSUANCE OF ADDITIONAL
ACQUIRING FUND COMMON SHARES
(ACQUIRING FUND COMMON SHAREHOLDERS ONLY)

In connection with the proposed Reorganization, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE. The Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund MuniPreferred Shares. The Acquired Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund MuniPreferred Shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund common shares.

The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Acquired Fund’s common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund MuniPreferred Shares received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund’s preferred shares held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund’s current common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objectives and policies described in this Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.

Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the matter. Subject to the requisite approval of each proposal described herein, it is expected that the closing date of the Acquired Fund will be on the relevant dividend payment date immediately following the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The same individuals constitute the Boards of both Funds, and the Funds have the same officers.

The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently nine (9) Board Members of each Fund’s Board, one (1) of whom is an “interested person” (as defined in the 1940 Act) and eight (8) of whom are not interested persons (the “independent board members”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Reorganization SAI incorporated herein by reference.

Investment Adviser

Nuveen Asset Management acts as the investment adviser for each Fund. NAM offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the Funds’ investment portfolios, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, Illinois 60606. NAM is a wholly-owned subsidiary of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by Investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”). The investor group led by Madison Dearborn

Partners, LLC, a private equity firm based in Chicago, Illinois, includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect NAM’s portfolio management operations and would not otherwise adversely affect NAM’s ability to fulfill its obligations to the Funds under their investment management agreements.

Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a fund-level component, based only on the amount of assets within such Fund. The pricing structure enables the Funds shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by NAM.

The annual fund-level fee for each Fund is based upon the average daily net assets (including assets attributable to MuniPreferred Shares) of each Fund as follows:

Management Fee Schedule
Average Daily Net Assets	Rate

Up to $125 million	0.4500%
$125 to $250 million	0.4375%
$250 to $500 million	0.4250%
$500 million to $1 billion	0.4125%
$1 billion to $2 billion	0.4000%
$2 billion to $5 billion	0.3875%
$5 billion and over	0.3750%

The management fee compensates NAM for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its board members (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Each Fund also pays a complex-level fee to NAM, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total Managed Assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of December 31, 2008, the complex-level fee rate was 0.20%.

The complex-level fee rate is as follows:

Complex-Level Fee Rates
Complex-Level Asset	Effective Rate at
Breakpoint Level(1)	Breakpoint Level

$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S. Complex Managed Assets were approximately $53.6 billion as of December 31, 2008.

The Acquiring Fund paid aggregate management fees of $10,976,183 for the fiscal year ended October 31, 2008, for an effective management fee rate of 0.94% based on net assets applicable to common shares (0.60% based on managed assets). The Acquired Fund paid aggregate management fees of $2,031,193 for the fiscal year ended April 30, 2008, for an effective management fee rate of 0.95% based on net assets applicable to common shares (0.62% based on managed assets). A discussion of each Board’s basis for approving the Investment Advisory Agreement with respect to a Fund, is available in the Fund’s annual report to shareholders each year.

Portfolio Management

NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages the Funds using a team of analysts and portfolio managers that focus on a specific group of funds. Paul Brennan is the portfolio manager of the Acquiring Fund and Daniel Close is the portfolio manager of the Acquired Fund. Each provide daily oversight for, and execution of, the respective Fund’s investment activities.

Paul Brennan, CFA, CPA manages several national open- and closed-end funds. Mr. Brennan began his career in the investment business in 1991 when he was a municipal credit analyst,

then became a portfolio manager in 1994. He joined Nuveen Investments in 1997 while at Flagship Financial which Nuveen acquired. He earned his BS in Accountancy and Finance from Wright State University. He is a CPA, has earned the Chartered Financial Analyst designation, and currently sits on the Nuveen Asset Management Investment Committee. Prior to joining Flagship, Paul was employed at Deloitte & Touche within the audit group which participated in auditing mutual funds and investment advisors.

Daniel J. Close, CFA joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team, where he was responsible for the oversight and development of Nuveen’s mutual fund product line. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General History

The following table sets forth the number of outstanding common shares and shares of MuniPreferred and certain other share information, of each Fund as of                    ,          .

			(4)
		(3)	Amount Outstanding
(1)	(2)	Amount Held by Fund	Exclusive of Amount
Title of Class	Amount Authorized	for its Own Account	Shown Under (3)

Acquiring Fund
Common shares
Preferred shares
Acquired Fund
Common shares
Preferred shares

The Acquiring Fund common shares are listed and trade on the NYSE under the symbol NIO. The Acquired Fund common shares are listed and trade on the NYSE under the symbol NFL.

The following table sets forth the high and low sales prices for each Fund’s common shares as reported on the consolidated transaction reporting system for the periods indicated.

	Acquiring Fund
					Premium/
	Market Price		Net Asset Value		Discount
Quarter Ended	High	Low	High	Low	High	Low

January 2009	12.01	8.90	13.37	11.29	–0.09	–0.25
October 2008	12.86	8.30	14.37	11.33	–0.07	–0.33
July 2008	13.85	12.51	14.76	13.95	–0.05	–0.13
April 2008	14.60	12.64	15.11	13.66	–0.03	–0.11
January 2008	14.42	13.08	15.41	14.78	–0.05	–0.12
October 2007	14.46	13.41	15.21	14.45	–0.03	–0.11
July 2007	15.02	14.03	15.40	14.71	–0.02	–0.06
April 2007	14.96	14.66	15.61	15.24	–0.03	–0.05
January 2007	14.94	14.43	15.71	15.29	–0.03	–0.07

	Acquired Fund
					Premium/
	Market Price		Net Asset Value		Discount
Quarter Ended	High	Low	High	Low	High	Low

January 2009	11.88	9.12	14.33	12.20	–0.15	–0.29
October 2008	12.73	7.85	14.73	11.91	–0.13	–0.40
July 2008	13.32	12.45	14.89	14.34	–0.10	–0.15
April 2008	13.83	12.75	15.26	14.04	–0.08	–0.12
January 2008	13.91	12.77	15.46	14.94	–0.09	–0.15
October 2007	14.20	13.13	15.25	14.67	–0.07	–0.12
July 2007	14.73	13.54	15.37	14.79	–0.04	–0.10
April 2007	15.03	14.58	15.53	15.24	–0.02	–0.05
January 2007	15.06	14.48	15.64	15.31	–0.03	–0.06

On [latest date practical]                    ,          , the closing sale prices of the Acquiring Fund and Acquired Fund common shares were $      and $     , respectively. These prices represent a discount to net asset value of the Acquiring Fund of     % and a discount to net asset value of the Acquired Fund of     %.

Common shares of each Fund have generally traded at prices close to net asset value, with varying premiums or discounts to net asset value being reflected in the market value of the common shares from time to time. Prices for Acquiring Fund common shares have fluctuated between a maximum premium of     % and a maximum discount of     % and for the Acquired Fund have fluctuated between a maximum premium of     % and a maximum discount of     %. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Shareholders of the Acquiring Fund and the Acquired Fund

As of                    , 2009, the board members and officers of the Acquiring Fund as a group owned [less than 1% of the total outstanding shares common shares and less than 1% of the total outstanding MuniPreferred shares of the Acquiring Fund] [     % and     % of the common shares and MuniPreferred shares of the Acquiring Fund, respectively]. The following table sets forth the percentage of each person who, as of                    , 2009, owns of record, or is known by the Acquiring Fund to own of record or beneficially, 5% or more of common shares or MuniPreferred shares of the Acquiring Fund.

	Name and Address	Percentage of
Class	of Owner	Ownership

As of                    , 2009, the board members and officers of the Acquired Fund as a group owned [less than 1% of the total outstanding shares common shares and less than 1% of the total outstanding shares of MuniPreferred shares of the Acquired Fund] [     % and     % of the common shares and MuniPreferred shares of the Acquired Fund, respectively]. The following table sets forth the percentage of each person who, as of                    , 2009, owns of record, or is known by the Acquired Fund to own of record or beneficially, 5% or more of common shares or MuniPreferred shares of the Acquired Fund. The table also sets forth the pro forma percentages of the Acquiring Fund common shares and MuniPreferred shares that would have been owned by such parties if the Reorganization had occurred on          , 200 . These amounts may differ on the [closing date].

Estimated
Pro Forma
Ownership of
		Percentage of	Each Class of
		Ownership of	the Acquiring
	Name and	Each Class of the	Fund Shares After
Class	Address of Owner	Acquired Fund	Reorganization

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. Neither Fund can assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If a Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Reorganization SAI under “Certain Provisions in the Articles of Incorporation” for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of and transfer, shareholder services and dividend paying agent for the Funds is [State Street Bank Corp., 225 Franklin Street, Boston, Massachusetts 02110]. The custodian performs custodial, fund accounting and portfolio accounting services. [Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, NJ 07311, a banking corporation organized under the laws of New York], is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Funds. The Funds intend to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, each Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, each Fund is not expected to be subject to federal income tax. The Acquiring Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities whose income is otherwise exempt from regular federal income taxes. The Acquired Fund primarily invests in municipal securities issued by Florida, its cities and local authorities. Thus, substantially all of a Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trust and estates. Interest on certain municipal obligations, such as certain private activity bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

In addition to exempt-interest dividends, a Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Each Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.

As a regulated investment company, each Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. Each Fund may retain for investment some (or all) of its net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to holders of common shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be longterm capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long-term and shortterm capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxes at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss on the sale of common shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such common shares. If a shareholder sells or otherwise disposes of common shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the common shareholder. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

As with all investment companies, each Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

NET ASSET VALUE

Each Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. See “Net Asset Value” in the SAI for more information.

LEGAL OPINIONS

Certain legal matters in connection with the common shares and shares of MuniPreferred of the Acquiring Fund to be issued pursuant to the Reorganization will be passed upon by Vedder Price P.C., Chicago, Illinois. [Vedder Price P.C. will rely as to certain matters of Minnesota law on the opinion of          , LLP, Boston, Massachusetts.]

EXPERTS

The financial highlights of the Acquiring Fund and the Acquired Fund as of October 31, 2008 and as of April 30, 2008, respectively, attached to this Proxy Statement/Prospectus as Appendix B, and the financial statements of the Acquiring Fund and the Acquired Fund as of October 31, 2008 and as of April 30, 2008, respectively, appearing in the Reorganization SAI, have been audited by           LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.           LLP audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Acquiring Fund to be held in 2009, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than January 19, 2009. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Acquiring Fund’s By-Laws, submit such written notice to the Acquiring Fund not later than April 4, 2009 or prior to March 20, 2009. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganization is consummated, the Acquired Fund will cease to exist and will not hold its 2009 Annual Meeting. If the Reorganization is not approved or is not consummated, the Acquired Fund will hold its 2009 annual meeting of shareholders, expected to be held in November 2009. Based upon last year’s proxy statement for the Acquired Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 8, 2009. A shareholder wishing to provide notice in the manner prescribed by

Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Acquired Fund’s By-Laws, submit such written notice to the Acquired Fund not later than August 21, 2009 or prior to August 6, 2009. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The anticipated date of the next special shareholders’ meeting, if any, of either Fund cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Fund should send their written proposal to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before a Fund begins to print and mail its proxy materials for the meeting.

GENERAL

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meeting.

Failure of a quorum of either Fund to be present at the Special Meeting will necessitate adjournment and will subject the Funds to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this           th day of          , 2009 by Nuveen Insured Municipal Opportunity Fund, Inc., a Minnesota corporation (the “Acquiring Fund”), and Nuveen Insured Florida Premium Income Municipal Fund, a Massachusetts business trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock (“common shares”), par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”), Municipal Action Rate Cumulative Preferred stock (“MuniPreferred”), Series W3 and Series TH3, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund MuniPreferred Shares” and, collectively with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution of all the Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares, respectively, to the common and MuniPreferred shareholders of the Acquired Fund, respectively, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interests; and

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Acquired Fund (the “Acquired Board”) has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION
OF THE ACQUIRED FUND LIABILITIES AND TERMINATION
AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Common Shares, computed in the manner set forth in Section 2.3 and           Acquiring Fund MuniPreferred Shares; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund MuniPreferred Shares shall be identical in all material respects to those of the Acquiring Fund’s existing series of MuniPreferred shares. Dividends on shares of Acquired Fund MuniPreferred shares, Series W and Series TH, shall accumulate to and including the day before the Closing Date, as such term is defined in Section 3.1, and then cease to accumulate, and dividends on shares of Acquiring Fund MuniPreferred Shares, issued pursuant to the Reorganization shall accumulate in respect of their “Initial Rate Period” from and including the Closing Date at the same rate borne on the day before the Closing Date by the Acquired Fund MuniPreferred shares, Series W and Series TH. The “Subsequent Rate Periods,” “Dividend Payment Dates” in respect of such “Subsequent Rate Periods” and initial and subsequent “Auctions” for the shares of Acquiring Fund MuniPreferred Shares, issued pursuant to this paragraph 1.1 shall be fixed to be identical to the dividend and auction provisions applicable to the outstanding Acquired Fund MuniPreferred shares, Series W and Series TH, as of immediately prior to the Closing Date. The “Initial Rate Period” and “Dividend Payment Rate” in respect of such Initial Rate Period, for shares of Acquiring Fund MuniPreferred Shares, issued pursuant to the Reorganization, shall be as set forth in the Proxy Statement/Prospectus, as hereinafter defined. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED.  The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Asset Management (the “Adviser”), such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.3 LIABILITIES TO BE ASSUMED.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 DECLARATION OF PREFERRED DIVIDENDS.  At or prior to the Closing Date, the Acquired Fund (a) will declare all accumulated but unpaid dividends on the Acquired Fund MuniPreferred shares, Series W and Series TH, respectively, up to and including the day before which the Closing Date occurs, such dividends to be paid to the holders thereof on the Dividend Payment Date in respect of the Initial Rate Period of Acquiring Fund MuniPreferred Shares, for which such Acquired Fund MuniPreferred shares, Series W and Series TH, respectively, were exchanged.

1.5 LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the close of business on the Valuation Date, as such term is defined in Section 2.1 (the “Acquired Fund Common Shareholders”), all of the Acquiring Fund Common Shares received by the Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Date and prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record, determined as of the Valuation Date (“Acquired Fund Preferred Shareholders” and, collectively, with the Acquired Fund Common Shareholders, the “Acquired Fund Shareholders”), one share of Acquiring Fund MuniPreferred Shares (together with any Interim Dividends), in exchange for each Acquired Fund MuniPreferred share, Series W and Series TH, respectively, held by the Acquired Fund Preferred Shareholders; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders and representing, in the case of an Acquired Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund and in the case of an Acquired Fund Preferred Shareholder, a number of Acquiring Fund MuniPreferred Shares received by the Acquired Fund equal to the number of Acquired Fund MuniPreferred shares, Series W and Series TH, respectivley, held by such shareholder, and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common and MuniPreferred shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The

Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to Acquired Fund Shareholders.

1.7 TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund common or MuniPreferred shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING.  Any reporting responsibility of the Acquired Fund with the Securities and Exchange Commission (the “SEC”), the New York Stock Exchange (the “NYSE”), or any state securities commission is and shall remain the responsibility of the Acquired Fund up to and including the Liquidation Date.

1.9 TERMINATION.  The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS.  The value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of the Acquired Fund’s assets shall be determined by using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund MuniPreferred shares.

2.2 VALUATION OF SHARES.  The net asset value per Acquiring Fund common share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation (“Articles”) and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund MuniPreferred shares.

2.3 SHARES TO BE ISSUED.  The number of Acquiring Fund Common Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s net assets, shall be determined by dividing the value of the Acquired Fund’s net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Common Share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored provided that such day is not a day on which an Auction would normally occur with respect to the Acquired Fund MuniPreferred shares, Series W and Series TH.

2.5 COMPUTATIONS OF NET ASSETS.  All computations of net asset value shall be made by or under the direction of           (“          ”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE.  The Closing shall occur on          , 2009 or such other date as the parties may agree (the “Closing Date”) provided that the Closing Date shall not be a date on which an “Auction” would ordinarily occur with respect to Acquired Fund MuniPreferred shares, Series W. All acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held as of [8:00 a.m.] Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE.  The Acquired Fund shall cause          , as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 TRANSFER AGENT’S CERTIFICATE.  The Acquired Fund shall cause          , as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Acquired Fund Shareholders, and the number and percentage ownership of outstanding common and MuniPreferred shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause          , its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND.  The Acquired Fund represents and warrants as follows:

(a) The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Acquired Fund is registered as a closed-end non-diversified management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Acquired Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Agreement and the obligations to pay the dividends and/or distributions contemplated by Section 1.4) that will be terminated with liability to it before the Closing Date.

(e) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquired Fund as of April 30, 2008, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of April 30, 2008, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquired Fund as of October 31, 2008, and for the semi-annual period then ended, will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) will fairly reflect the financial condition of the Acquired Fund as of October 31, 2008, and there will not by any known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. [The audited financial statements of the Acquired Fund as of April 30, 2009, and for the year then will have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) will fairly reflect the financial condition of the Acquired Fund as of April 30, 2009, and there will be no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.]

(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Acquired Fund.

(i) The authorized capital of the Acquired Fund consists of an unlimited number of common and preferred shares, par value $.01 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the short taxable year ending with the Closing Date, the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the short taxable year ending with the Closing Date and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants as follows:

(a) The Acquiring Fund is a corporation, duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b) The Acquiring Fund is registered as a closed-end diversified management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(e) The audited financial statements of the Acquiring Fund as of October 31, 2008 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2008, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. [The unaudited financial statements of the Acquiring Fund as of April 30, 2009, and for the semi-annual period then ended, will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquired Fund) will fairly reflect the financial condition of the Acquiring Fund as of April 30, 2009, and there will not be any known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statement.]

(f) Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (e) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h) The authorized capital of the Acquiring Fund consists of 200,000,000 common shares and 1,000,000 preferred shares, par value $0.01 per share. All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. Subject to approval by shareholders of the Acquiring Fund, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(k) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(l) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1 OPERATION IN ORDINARY COURSE.  Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS.  The Acquiring Fund and Acquired Fund will call a special meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 FURTHER ACTION.  Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.  The Funds will prepare and file with the Securities and Exchange Commission (the “Commission”) a

registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s President or Vice President and the Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Trust.

7.3 On or immediately prior to the Closing Date, the Acquired Fund shall have declared the dividends and/or distributions contemplated by Section 1.4.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund or the Acquiring Fund hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund’s Declaration of Trust and By-Laws. In addition, this Agreement, the issuance of common shares and the transactions contemplated herein, with respect to the Acquiring Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the NYSE and the provisions of the Acquiring Fund’s Articles and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a) The Acquired Fund is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Acquiring Fund is a corporation, duly organized and validly existing under the laws of the State of Minnesota, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(c) Each Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d) Assuming that consideration of not less than the net asset value of the Acquired Fund common shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are legally issued and fully paid and non-assessable, and no shareholder of the Acquired Fund has any preemptive rights with respect to the Acquired Fund’s shares.

(e) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(f) The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(g) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquired Fund’s Declaration of Trust (assuming approval of shareholders of the Funds has been obtained) or By-Laws or the Acquiring Fund’s Articles (assuming approval of shareholders of the Funds has been obtained) or By-Laws.

Insofar as the opinion expressed above relates to or is dependent upon matters governed by the State of Minnesota, Vedder Price P.C. may rely on the opinion of                    . Insofar as the opinion expressed above relates to or is dependent upon matters governed by the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of                     .

8.7 The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a) The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution to the Acquired Fund shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares, respectively, to the Acquired Fund Shareholders solely in exchange for such shareholder’s common and MuniPreferred shares, respectively, of the Acquired Fund in complete liquidation of the Acquired Fund.

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares, respectively, in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder, respectively, pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.7.

8.8 The Acquiring Fund shall have obtained written confirmation from both Moody’s Investors Service, Inc. and Standard & Poor’s Corporation that (a) consummation of the transactions contemplated by this Agreement will not impair the “Aaa” and AAA ratings, respectively, assigned by such rating agencies to the existing shares of Acquiring Fund MuniPreferred shares, Series M, Series T, Series W, Series W2, Series TH1, Series TH2 and Series F, and (b) the shares of Acquiring Fund MuniPreferred Shares to be issued pursuant to Section 1.1 will be rated “Aaa” or AAA, respectively, by such rating agencies.

ARTICLE IX

EXPENSES

9.1 The expenses incurred in connection with the Reorganization will be allocated between the Funds according to the following percentages: Acquired Fund,     % and Acquiring Fund,     %. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s President or the Vice President without further action by the Board. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquired Fund’s Board of Trustees, the Acquiring Fund’s Board of Directors, the Acquiring Fund, the Acquired Fund, Nuveen Asset Management (the “Adviser”), or the Funds’ or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each of the Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees of the Acquired Fund, the Directors of the Acquiring Fund, shareholders, nominees, officers, agents, or employees of either Fund personally, but shall bind only the fund property of the respective Fund, as provided in the Acquired Fund’s Declaration of Trust and the Acquiring Fund’s Articles. The execution and delivery of this Agreement have been authorized by the Board Members of each Fund and signed by authorized officers of each Fund, acting as such. Neither the authorization by such Board Members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the fund property of the respective Fund as provided in the Acquired Fund’s Declaration of Trust or the Acquiring Fund’s Articles, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INSURED MUNICIPAL
OPPORTUNITY FUND, INC.

By:
Name: Gifford R. Zimmerman
Title: Chief Administrative Officer

ACKNOWLEDGED:

By:
Name: Mark L. Winget
Title:  Vice President and Assistant Secretary

NUVEEN INSURED FLORIDA PREMIUM
MUNICIPAL INCOME FUND

By:
Name: Gifford R. Zimmerman
Title: Chief Administrative Officer

ACKNOWLEDGED:

By:
Name: Mark L. Winget
Title:  Vice President and Assistant Secretary

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund for the last ten fiscal years.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements audited by          , independent registered public accounting firm, whose report on such financial statements appears in the Fund’s Annual Report to shareholders. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended October 31,
Per Share Operating Performance	2008	2007	2006		2005	2004	2003	2002	2001	2000	1999

Beginning Common Share Net Asset Value	$15.04	$15.57	$15.46		$16.06	$15.89	$15.83	$15.72	$14.64	$14.25	$16.04

Investment Operations:

Net Investment Income	0.97	0.98	0.98		1.01	1.05	1.06	1.15	1.17	1.21	1.18

Net Realized/Unrealized Gain (Loss)	(2.62)	(0.45)	0.34		(0.50)	0.20	0.17	0.03	1.04	0.39	(1.73)

Distributions from Net Investment Income to Preferred Shareholders†	(0.30)	(0.30)	(0.24)		(0.16)	(0.08)	(0.07)	(0.11)	(0.26)	(0.33)	(0.24)

Distributions from Capital Gains to Preferred Shareholders†	— *	(0.01)	(0.03)		—	—	(0.01)	(0.01)	—	—	(0.01)

Total	(1.95)	0.22	1.05		0.35	1.17	1.15	1.06	1.95	1.27	(0.80)

Less Distributions:

Net Investment Income to Common Shareholders	(0.70)	(0.73)	(0.80)		(0.92)	(0.97)	(0.97)	(0.93)	(0.87)	(0.88)	(0.94)

Capital Gains to Common Shareholders	— *	(0.02)	(0.14)		(0.03)	(0.03)	(0.12)	(0.02)	—	—	(0.04)

Total	(0.70)	(0.75)	(0.94)		(0.95)	(1.00)	(1.09)	(0.95)	(0.87)	(0.88)	(0.98)

Offering Costs and Preferred Share Underwriting Discounts	—	—	—		—	—	—	—	—	—	(0.01)

Ending Common Share Net Asset Value	$12.39	$15.04	$15.57		$15.46	$16.06	$15.89	$15.83	$15.72	$14.64	$14.25

Ending Market Value	$11.15	$13.56	$14.75		$14.52	$16.05	$15.64	$15.21	$14.74	$13.06	$13.31

Total Returns:

Based on Market Value**	(13.17)%	(3.18)%	8.26%		(3.72)%	9.47%	10.22%	9.80%	19.84%	5.06%	(14.71)%

Based on Common Share Net Asset Value**	(13.45)%	1.49%	7.05	%****	2.21%	7.64%	7.51%	7.01%	13.61%	9.25%	(5.33)%

B-1

	Year Ended October 31,
Per Share Operating Performance	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

Ratios/Supplemental Data

Ending Net Assets Applicable to Common Shares (000)	$1,005,218	$1,220,297	$1,263,172	$1,254,638	$1,302,985	$1,288,087	$1,283,353	$1,274,659	$1,186,701	$1,155,516

Ratios to Average Net Assets Applicable to Common Shares

Before Credit/Reimbursement††:

Expenses Including Interest(a)	1.43%	1.41%	1.17%	1.16%	1.16%	1.17%	1.20%	1.21%	1.20%	1.16%

Expenses Excluding Interest(a)	1.19%	1.16%	1.17%	1.16%	1.16%	1.17%	1.20%	1.21%	1.20%	1.16%

Net Investment Income	6.76%	6.39%	6.38%	6.35%	6.59%	6.67%	7.42%	7.69%	8.47%	7.67%

Ratios to Average Net Assets Applicable to Common Shares After Credit/Reimbursement††***:

Expenses Including Interest(a)	1.41%	1.40%	1.17%	1.16%	1.16%	1.16%	1.19%	1.20%	1.20%	1.16%

Expenses Excluding Interest(a)	1.17%	1.14%	1.17%	1.16%	1.16%	1.16%	1.19%	1.20%	1.20%	1.16%

Net Investment Income	6.78%	6.41%	6.38%	6.35%	6.59%	6.68%	7.42%	7.70%	8.48%	7.67%

Portfolio Turnover Rate	9%	5%	13%	25%	8%	21%	37%	39%	16%	26%

Preferred Shares at End of Period:

Aggregate Amount Outstanding (000)	$623,350	$680,000	$680,000	$680,000	$680,000	$680,000	$680,000	$680,000	$680,000	$680,000

Liquidation and Market Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

Asset Coverage Per Share	$65,315	$69,864	$71,440	$71,126	$72,904	$72,356	$72,182	$71,862	$68,629	$67,482

*	Rounds to less than $.01 per share.

**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit and expense reimbursement, where applicable.

****	During the fiscal year ended October 31, 2006, the Fund received a payment from the Adviser of $42,338 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

†	The amounts shown are based on common share equivalents.

††	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares.

(a)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Inverse Floating Rate Securities, in the Fund’s annual report.

B-2

Acquired Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements audited by          , independent registered public accounting firm, whose report on such financial statements appears in the Fund’s Annual Report to shareholders. The information as of October 31, 2008 appears in the Fund’s unaudited interim financial statements as filed with the SEC in the Fund’s Semi-Annual Report to shareholders. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

		Year Ended April 30,		Year Ended June 30,
Per Share Operating Performance	2009(a)	2008	2007(b)	2006	2005	2004	2003	2002	2001	2000	1999	1998
	(Unaudited)

Beginning Common Share Net Asset Value	$14.74	$15.43	$15.14	$16.26	$15.59	$16.57	$15.66	$15.30	$14.25	$14.86	$15.49	$14.70
Investment Operations:
Net Investment Income	0.47	0.95	0.79	0.96	0.99	1.02	1.04	1.07	1.09	1.06	1.03	1.02
Net Realized/Unrealized Gain (Loss)	(1.67)	(0.60)	0.38	(0.91)	0.86	(0.88)	0.89	0.27	1.02	(0.59)	(0.67)	0.81
Distributions from Net Investment Income to Preferred Shareholders†	(0.15)	(0.27)	(0.22)	(0.19)	(0.11)	(0.05)	(0.08)	(0.12)	(0.28)	(0.28)	(0.23)	(0.26)
Distributions from Capital Gains to Preferred Shareholders†	—	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)	—	—	—	—	—	—

Total	(1.35)	0.06	0.94	(0.16)	1.73	0.08	1.85	1.22	1.83	0.19	0.13	1.57

Less Distributions:
Net Investment Income to Common Shareholders	(0.34)	(0.69)	(0.63)	(0.82)	(0.95)	(0.96)	(0.93)	(0.86)	(0.78)	(0.80)	(0.76)	(0.78)
Capital Gains to Common Shareholders	—	(0.06)	(0.02)	(0.14)	(0.11)	(0.10)	(0.01)	—	—	—	—	—

Total	(0.34)	(0.75)	(0.65)	(0.96)	(1.06)	(1.06)	(0.94)	(0.86)	(0.78)	(0.80)	(0.76)	(0.78)

Offering Costs and Preferred Share Underwriting Discounts	—	—	—	—	—	—	—	—	—	—	—	—

Ending Common Share Net Asset Value	$13.05	$14.74	$15.43	$15.14	$16.26	$15.59	$16.57	$15.66	$15.30	$14.25	$14.86	$15.49

Ending Market Value	$10.47	$13.26	$14.74	$13.74	$16.74	$14.24	$17.22	$15.71	$14.54	$13.00	$14.56	$14.19
Total Returns:
Based on Market Value*	(18.76)%	(4.90)%	12.05%	(12.56)%	25.54%	(11.70)%	16.05%	14.29%	18.32%	(5.17)%	7.98%	7.38%
Based on Common Share Net Asset Value*	(9.29)%	0.47%	6.24%	(0.95)%	11.33%	0.46%	12.10%	8.13%	13.09%	1.47%	0.73%	10.87%

B-3

			Year Ended April 30,			Year Ended June 30,
Per Share Operating Performance	2009(a)		2008	2007(b)		2006	2005	2004	2003	2002	2001	2000	1999	1998
	(Unaudited)

Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$185,567		$209,621	$222,058		$217,904	$233,779	$223,965	$237,490	$223,961	$218,642	$203,591	$212,428	$221,383
Ratios to Average Net Assets Applicable to Common Shares
Before Credit/Reimbursement††:
Expenses Including Interest(c)	1.22	%***	1.37%	1.25	%***	1.18%	1.16%	1.16%	1.18%	1.21%	1.27%	1.30%	1.20%	1.21%
Expenses Excluding Interest(c)	1.22	%***	1.19%	1.18	%***	1.18%	1.16%	1.16%	1.18%	1.21%	1.27%	1.30%	1.20%	1.21%
Net Investment Income	6.45	%***	6.32%	6.13	%***	6.13%	6.14%	6.36%	6.41%	6.89%	7.22%	7.53%	6.58%	6.69%
Ratios to Average Net Assets Applicable to Common Shares After Credit/Reimbursement††**:
Expenses Including Interest(c)	1.19	%***	1.36%	1.24	%***	1.17%	1.16%	1.15%	1.16%	1.21%	1.26%	1.29%	1.20%	1.21%
Expenses Excluding Interest(c)	1.19	%***	1.17%	1.17	%***	1.17%	1.16%	1.15%	1.16%	1.21%	1.26%	1.29%	1.20%	1.21%
Net Investment Income	6.48	%***	6.33%	6.14	%***	6.14%	6.15%	6.36%	6.42%	6.89%	7.23%	7.54%	6.58%	6.69%
Portfolio Turnover Rate	4%		28%	6%		9%	12%	38%	14%	8%	20%	22%	11%	11%
Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$111,000		$111,000	$111,000		$111,000	$111,000	$111,000	$111,000	$111,000	$111,000	$111,000	$111,000	$111,000
Liquidation and Market Value Per Share	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$66,794		$72,212	$75,013		$74,077	$77,653	$75,443	$78,489	$75,442	$74,244	$70,854	$72,844	$74,861

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement, where applicable.

***	Annualized.

†	The amounts shown are based on common share equivalents.

††	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares.

(a)	For the six months ended October 31, 2008.

(b)	For the ten months ended April 30, 2007.

(c)	Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 – Inverse Floating Rate Securities, in the Fund’s annual report.

B-4

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	XXX0609

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
(the “Florida Fund” or the “Acquired Fund”)
BY AND IN EXCHANGE FOR SHARES OF
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
(the “National Fund” or the “Acquiring Fund” and, together with the Florida Fund, the “Funds”
and each a “Fund”)
     This Statement of Additional Information is available to shareholders of the Nuveen Insured Florida Premium Income Municipal Fund in connection with the proposed reorganization whereby the National Fund would (i) acquire all of the assets and assume all of the liabilities of the Florida Fund in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”), Series W3 and Series TH3, of the National Fund, (ii) distribute such shares of the National Fund to the common shareholders and MuniPreferred, Series W and Series TH, shareholders of the Florida Fund and (iii) be liquidated, dissolved and terminated as a trust in accordance with the Florida Fund’s Declaration of Trust (collectively, the “Reorganization”). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated                     , 2009 relating to the proposed Reorganization of the Florida Fund into the National Fund (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787, by writing to the Funds or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Proxy Statement/Prospectus or this Statement of Additional Information. You may also obtain a copy of the Proxy Statement/Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Proxy Statement/Prospectus.

i

INVESTMENT OBJECTIVES AND POLICIES
     The Funds have similar investment objectives. Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued. The Acquired Fund’s secondary investment objective is the enhancement of portfolio value relative to the Florida municipal bond market through investments in tax-exempt Florida municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Acquired Fund’s shares also will be exempt from Florida intangible personal property tax. Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares, including MuniPreferred shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including MuniPreferred shares, voting as a separate class. Additionally, both Funds are closed-end, diversified management investment companies. For purposes of the Funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities.
     Each Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities (defined below), a significant portion of which NAM believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Underrated municipal securities are those whose ratings do not, in NAM’s opinion, reflect their true creditworthiness. Undervalued municipal securities are securities that, in NAM’s opinion, are worth more than the value assigned to them in the marketplace. NAM believes its value oriented strategy offers the opportunity to construct a well diversified portfolio of municipal securities that has the potential to outperform major municipal market benchmarks over the longer term. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the issuer’s credit quality or credit rating, all such factors examined in the context of the municipal securities market and interest rate levels and trends. NAM may at times believe that securities associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. NAM may purchase such a security for each Fund’s portfolio because it represents a market sector or issuer that NAM considers undervalued, even if the value of the particular security appears to be consistent with the value of similar securities. Municipal securities of particular types (e.g., hospital bonds, industrial revenue bonds or securities issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on NAM’s belief that their yield is higher than that available on securities bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal securities regardless of the direction the market may move. Any capital appreciation realized by the Funds will generally result in the distribution of taxable capital gains to common shareholders.
     Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal securities that provide for the payment of interest income that is exempt from regular federal income tax (collectively, “municipal securities”). Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Each Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender-option bonds, and residual interest bonds or inverse floating rate securities. Such municipal securities may also be acquired through investments in pooled vehicles, partnerships, or other investment companies.
     The Funds also may invest in certain derivative instruments in pursuit of their investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Funds’ investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.
     The Acquiring Fund and the Acquired Fund have similar investment policies. Except to the extent that the Acquiring Fund buys temporary investments, the Fund will invest substantially all of its assets in tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Acquiring Fund’s assets. Except to the extent the Acquired Fund invests in temporary investments as described below, the Fund will invest all of its assets in tax-exempt Florida municipal obligations which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Municipal obligations backed by an escrow or trust account will not constitute more than 20% of the Acquired Fund’s assets.
     For the purposes of the foregoing inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included and insurers must have a claims-paying ability rated at least A by an NRSRO with respect to the Acquiring Fund and AAA by an NRSRO with respect to the Acquired Fund at the time of purchase or at the time the bond is insured while in the portfolio.
     Under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated Aa/AA or better by an NRSRO at the time of purchase or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.
     Each insured municipal obligation the Acquiring Fund holds, or Florida municipal obligation the Acquired Fund holds, will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”), or by the Fund or a third party after the original issuance (“Secondary Market Insurance”), or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased (“Portfolio Insurance”). The Acquiring Fund and Acquired Fund will only obtain portfolio

2

insurance from insurers whose claims-paying ability Moody’s rates “A” or “Aaa”, respectively, or Standard & Poor’s rates “A” or “AAA”, respectively.
     The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “—Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.
     The credit quality of companies that provide insurance on bonds will affect the value of those bonds. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares or MuniPreferred shares.
     Each Fund may invest in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.
     Each Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by a Fund may be shortened, depending on market conditions.
     Upon NAM’s recommendation, during temporary defensive periods and in order to keep each Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in such short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum applicable to individuals.
     The credit quality policies noted above apply only at the time a security is purchased, and the Funds are not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix B to this Statement of Additional Information.

3

     A more complete description of each Fund’s investment objectives and policies is set forth in the Proxy Statement/Prospectus.
ADDITIONAL INFORMATION ON MUNICIPAL BOND INSURANCE
     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to the fiscal agent no later than one business day after the insurer has been notified of the issuer’s nonpayment. The fiscal agent will pay the amount due to a Fund after the fiscal agent receives evidence of the Fund’s right to receive payment of the principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays a Fund the payment due from the issuer, the insurer will succeed to the Fund’s rights to that payment.
     Secondary Market Insurance. After a municipal bond is issued, the Fund or a third party may purchase insurance on that security. Secondary market insurance generally provides the same type of coverage as original issue insurance and, as with original issue insurance, secondary market insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.
     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days’ written notice to a Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. The Acquiring Fund’s Board of Directors and the Acquired Fund’s Board of Trustees (each a “Board” and each Director or Trustee a “Board Member”) will generally reserve the right to terminate each policy upon seven days’ written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.
INVESTMENT RESTRICTIONS
     Except as described below, neither Fund, as a fundamental policy, may, without the approval of the holders of a “majority of the outstanding” common shares and preferred shares of such Fund, including shares of its MuniPreferred, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares of such Fund, including shares of its MuniPreferred, voting as a separate class:
(1)	Issue senior securities, as defined in the 1940 Act, other than preferred stock [shares], except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described in the [Fund’s] Proxy Statement/Prospectus;

(2)	Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the [Fund’s] Proxy Statement/Prospectus;

(3)	Borrow money, except from banks for temporary or emergency purposes or for repurchase of [the Fund’s] shares, and then only in an amount not exceeding one-third of

4

the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;

(4)	Underwrite any issue of securities, except to the extent that the purchase of [m]unicipal [o]bligations in accordance with its investment objective[s], policies and limitations may be deemed to be an underwriting;

(5)	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to [m]unicipal [o]bligations other than those [m]unicipal [o]bligations backed only by the assets and revenues of non-governmental users, nor shall it apply to [m]unicipal [o]bligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(6)	Purchase or sell real estate, but this shall not prevent the Fund from investing in [m]unicipal [o]bligations secured by real estate or interests therein [or foreclosing upon and selling such security];

(7)	Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described in the [Fund’s] Proxy Statement/Prospectus;

(8)	Make loans, other than by entering into repurchase agreements and through the purchase of [m]unicipal [o]bligations or temporary investments in accordance with its investment objective[s], policies and limitations;

(9)	Invest in securities other than [Florida] [m]unicipal [o]bligations and temporary investments as described [in Portfolio Investments]; and purchase financial futures and options except within the limits described in the [Fund’s] Proxy Statement/Prospectus;

(10)	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(11)	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

(12)	Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

(13)	Purchase or retain the securities of any issuer other than [its own securities] if, to [its] knowledge, those of its directors [trustees], or those officers and directors of the [investment adviser] who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.
     For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of a Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

5

     For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity, (other than a bond insurer) it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, the guarantee or letter of credit would be considered a separate security and would be treated as an issue of that government or other entity. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the issuer; instead, the issuer of the municipal bond will be determined in accordance with the principles set out above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal bonds insured by any given insurer.
     For the purpose of applying the limitation set forth in subparagraph (9) above with respect to each Fund, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal bonds insured by any given insurer.
     Under the 1940 Act, a Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described herein, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s Board. Each Fund may not:
(1)	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions

6

in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2)	Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder;

(3)	Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options;

(4)	Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred shares are outstanding; and

(5)	Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities, for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided NAM determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.
     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.
     The Funds may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for commercial paper or notes, or, if the Funds borrow from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Funds by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Funds’ portfolios in accordance with the Funds’ investment objectives and policies.
PORTFOLIO COMPOSITION
     In addition to and supplementing the Proxy Statement/Prospectus section, “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund,” the Funds’ portfolios will be composed principally of the investments described below.
Municipal Securities
     Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.
     Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. Each Fund may also purchase municipal securities that

7

represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.
     Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB or above are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Funds may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for municipal securities unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Funds may have greater difficulty selling its portfolio securities. The Funds will be more dependent on NAM’s research and analysis when investing in these securities.
     A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix B hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.
     The Fund will generally invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years. The weighted average maturity of securities held by the Funds may be shortened or lengthened, depending on market conditions and on an assessment by the Funds’ portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. During temporary defensive periods (e.g., times when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Funds’ cash fully invested, including the period during which the net proceeds of an offering are being invested, the Funds may invest any percentage of their net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of their net assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Funds may invest directly. The Funds intend to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Funds are eligible to pay exempt-interest dividends (as described in “Tax Matters” below). Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Funds will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a

8

general description of Moody’s, S&P’s and Fitch’s ratings of securities in such categories. Taxable short-term investments of the Funds may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent a Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.
     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Funds will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.
     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.
     Municipal Leases and Certificates of Participation. Included within the general category of municipal securities described in the Proxy Statement/Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “nonappropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Funds’ ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. To the extent that the Funds invest in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds will only purchase Municipal Lease Obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.
Hedging Strategies and Other Uses of Derivatives
     The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.
     “Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.
     A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” markets or on a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit

9

quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.
     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce each Fund’s net asset value which in turn could reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. A Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s net assets. The Funds will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.
     Both parties entering into a financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds will only sell covered futures contracts, which means that the Funds segregate assets equal to the amount of the obligations.
     Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter (“OTC”) transactions.
     Under regulations of the Commodity Futures Trading Commission (the “CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds, the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.
     Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.
     Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges

10

and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.
     Each of the Funds and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Funds’ policies. In addition, certain provisions of the Code (as defined under “Tax Matters—Federal Income Tax Matters”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”
     Index Futures. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash. The Funds may invest in index futures or similar contracts if available in a form, with market liquidity and settlement and payment features, acceptable to the Funds.
     Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.
     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.
     In addition to the general risks associated with hedging strategies and the use of derivatives set forth above, there are several risks associated with the use of futures contracts and futures options as hedging techniques.
     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Funds enter into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Funds’ holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures

11

contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     Interest Rate Transactions and Total Return Swaps. The Funds may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, as well as total return swaps and other debt related derivative instruments. The Funds may enter into these transactions in order to seek to hedge the value of the Funds’ portfolios to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Funds anticipate purchasing at a later date.
     Interest rate swaps involve the exchange by each Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. In a total return swap, the Funds exchange with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.
     The Funds may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Funds would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.
     The Funds will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds intend to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Funds’ net payment obligations under any swap transaction, marked-to-market daily. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Funds’ obligations will be accrued on a daily basis, and the full amount of the Funds’ obligations will be segregated by the Funds.
     The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds will be unfavorably affected. Depending on the state of interest rates in general, the Funds’ use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Funds’ fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net

12

earnings of the common shares in the event that the premiums paid by the Funds to the counterparty exceed the additional amount the Funds would have been required to pay had they not entered into the cap agreement.
     Swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Funds are contractually obligated to make. If the counterparty defaults, the Funds would not be able to use the anticipated net receipts under the swap or cap to offset payments. Depending on whether the Funds would be entitled to receive net payments from the counterparty on the swap or cap, such a default could negatively impact the performance of the common shares. In addition, because they are two-party contracts and because they may have terms of greater than seven days, swaps and caps may be considered to be illiquid. It is possible that developments in the swaps and caps markets, including potential government regulation, could adversely affect the Funds’ ability to terminate existing agreements or to realize amounts to be received under such agreements.
     Although this will not guarantee that the counterparty does not default, the Funds will not enter into a swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to a swap or cap transaction in an effort to proactively protect the Funds’ investments.
     In addition, at the time the swap or cap transaction reaches its scheduled termination date, there is a risk that the Funds would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Funds’ common shares.
     Repurchase Agreements. The Funds may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to their permitted investments. The Funds’ repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Funds’ holding period.
     Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

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Segregation of Assets
     As closed-end investment companies registered with the Securities and Exchange Commission, the Funds are subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Funds must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.
     The Funds generally will use their assets to cover their obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. NAM will monitor the Funds’ use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Funds’ portfolio investments.
Short-Term Investments
     Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Funds may invest up to 100% of their net assets in cash equivalents and short-term taxable fixed-income securities, although the Funds intend to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:
     (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit

14

Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:
     Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
     Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

15

     Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.
     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
     Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.
     Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.
     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.
Illiquid Securities
     The Funds may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Funds will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Funds may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid

16

only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.
     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than that which prevailed when they decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Funds should be in a position where more than 50% of the value of their net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Funds will take such steps as are deemed advisable by NAM, if any, to protect liquidity.
Inverse Floating Rate Securities and Tender Option Bonds
     Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Funds would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Funds receive the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. The Funds expect to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities.
     Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed

17

rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.
     Tender Option Bonds. The Funds may also invest in tender option bonds, as described above, issued by special purpose trusts. Tender option bonds may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the tender option bond relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the tender option bond. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the tender option bond. Generally, the trusts do not have recourse to the investors in the residual inverse floating rate securities.
Auction Rate Securities
     Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Funds’ investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Funds will indirectly bear their proportionate shares of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.
When-Issued and Delayed Delivery Transactions
     The Funds may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable distributions to shareholders. The Funds may enter into contracts to purchase securities on a

18

forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Funds specifically collateralize such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.
Other Investments
     Zero Coupon Securities. Each Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters—Federal Income Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters—Federal Income Tax Matters”), including the original issue discount accrued on zero coupon bonds. Because the Funds will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years each Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its common shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Funds to dispose of them or determine their current value.
     Structured Notes. The Funds may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.
Defensive Position
     During temporary defensive periods or in order to keep the Fund’s cash fully invested, each Fund may deviate from its investment policies and objectives and may not be able to achieve its investment objectives. Moreover, during temporary defensive periods (e.g., times when, in NAM’s opinion,

19

temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep each Fund’s cash fully invested, each Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open-or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal securities maturing in three years or less from the date of issuance) and municipal commercial paper. Each Fund will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Fitch, Moody’s or S&P, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable short-term investments of the Funds may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Funds invest in taxable investments, the Funds will not at such times be in a position to achieve their investment objective of providing tax-exempt income.
Other Investment Companies
     Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Funds generally expect that they may invest in other investment companies either during periods when they have large amounts of uninvested cash or during periods when there is a shortage of attractive municipal securities available in the market. Each Fund may invest in investment companies that are advised by the NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, each Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies.
     NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to the same leverage risk, each Fund may indirectly be subject to those risks described in the Proxy Statement/Prospectus. Market value will tend to fluctuate more than the yield generated by unleveraged shares.
Portfolio Trading and Turnover Rate
     Portfolio trading may be undertaken to accomplish the Funds’ investment objectives. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. The Funds may also engage to a limited extent in short-term trading consistent with their investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in

20

anticipation of a market rise (a decline in interest rates) and later sold, but the Funds will not engage in trading solely to recognize a gain.
     Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Funds cannot accurately predict their annual portfolio turnover rate, it is generally not expected to exceed 100% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”
MANAGEMENT OF THE FUNDS
Board Members and Officers
     The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with NAM (“the management agreement’), is the responsibility of each Fund’s Board. (The Board of each Fund is the same and thus the same Board members and officers oversee both Funds.) The number of Board Members of the Funds is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent board members”). None of the independent board members has ever been a trustee, director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Florida Fund’s Board Members are classified as Class I, Class II and Class III Board Members and are elected by the holders of the Fund’s outstanding common shares and MuniPreferred Shares, voting together as a single class. Board Members are elected for a three-year term, the Class II Board Members serving until the 2011 annual meeting, the Class III Board Members serving until the 2009 annual meeting and the Class I Board Members serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified. Two Board Members are elected solely by the holders of the Fund’s outstanding MuniPreferred Shares (the “MuniPreferred Board Members”). The MuniPreferred Board Members are elected by holders of MuniPreferred Shares on an annual basis. For the National Fund the Board Members are classified in a single class and are elected annually by holders of Common Shares and Preferred Shares, voting together as a single class. The officers of the Funds serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The Board Members of the Funds are directors or trustees, as the case may be, of 72 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 121 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

21

Number
of
Portfolios
				in Fund	Other
		Term of Office		Complex	Directorships
Name, Business	Position(s)	and Length of	Principal	Overseen	Held by
Address and	Held with	Time Served	Occupation(s) During	by Board	Board
Birthdate	Funds	with Funds	Past Five Years	Member	Member
Independent Board Members:
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Board Member	Class III/Annual Length of service-Since 1996	Private Investor and Management Consultant.	193	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Class III/Annual Length of service-Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazettte Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	193	See Principal Occupation description

22

Number
of
Portfolios
				in Fund	Other
		Term of Office		Complex	Directorships
Name, Business	Position(s)	and Length of	Principal	Overseen	Held by
Address and	Held with	Time Served	Occupation(s) During	by Board	Board
Birthdate	Funds	with Funds	Past Five Years	Member	Member
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Annual — Length of service-Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	193	See Principal Occupation description

23

Number
of
Portfolios
				in Fund	Other
		Term of Office		Complex	Directorships
Name, Business	Position(s)	and Length of	Principal	Overseen	Held by
Address and	Held with	Time Served	Occupation(s) During	by Board	Board
Birthdate	Funds	with Funds	Past Five Years	Member	Member
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Class II/Annual Length of service-Since 2005	Director, Northwestern Mutual Wealth Management Company, retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Investment Committee, Greater Milwaukee Foundation.	193	See Principal Occupation description

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Annual Length of service-Since 1996	Chairman, formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	193	See Principal Occupation description

24

Number
of
Portfolios
				in Fund	Other
		Term of Office		Complex	Directorships
Name, Business	Position(s)	and Length of	Principal	Overseen	Held by
Address and	Held with	Time Served	Occupation(s) During	by Board	Board
Birthdate	Funds	with Funds	Past Five Years	Member	Member
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Class I/Annual Length of service-Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	193	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Class I/Annual Length of service-Since 2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004), Director, Local Government Assistance Corporation (2000-2004), formerly Chair, New York Racing Association Oversight Board (2005-2007).	193	See Principal Occupation description

25

Number
of
Portfolios
				in Fund	Other
		Term of Office		Complex	Directorships
Name, Business	Position(s)	and Length of	Principal	Overseen	Held by
Address and	Held with	Time Served	Occupation(s) During	by Board	Board
Birthdate	Funds	with Funds	Past Five Years	Member	Member
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Class II/Annual Length of service-Since 2008	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	193	N/A

26

Number
of
Portfolios
				in Fund	Other
		Term of Office		Complex	Directorships
Name, Business	Position(s)	and Length of	Principal	Overseen	Held by
Address and	Held with	Time Served	Occupation(s) During	by Board	Board
Birthdate	Funds	with Funds	Past Five Years	Member	Member
Interested Board Member:
John P. Amboian* 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Class II/Annual Length of service-Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**	193	See Principal Occupation description

*	Mr. Amboian is an “interested person” of the Funds, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

**	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

27

				Number of
				Portfolios
	Position(s)	Term of Office and		in Fund
Name, Business	Held with	Length of Time	Principal Occupation(s)	Complex
Address and Birthdate	Funds	Served with Funds	During Past Five Years	Overseen
Officers of the Funds:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term-Until July 2009-Length of Service-Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	193

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term-Until July 2009-Length of Service-Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	121

28

				Number of
				Portfolios
	Position(s)	Term of Office and		in Fund
Name, Business	Held with	Length of Time	Principal Occupation(s)	Complex
Address and Birthdate	Funds	Served with Funds	During Past Five Years	Overseen
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term-Until July 2009-Length of Service-Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	121

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term-Until July 2009-Length of Service-Since 2002	Vice President of Nuveen Investments, LLC (since 2002) and Nuveen Asset Management (since 2005).	193

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term-Until July 2009-Length of Service-Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005), formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	193

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term-Until July 2009-Length of Service-Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller of Nuveen Investments, Inc. (1998-2004); Certified Public Accountant.	193

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term-Until July 2009-Length of Service-Since 2003	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	193

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term-Until July 2009- Length of Service-Since 2000	Vice President of Nuveen Investments, LLC (since 2000) and Nuveen Asset Management (since 2005); Certified Public Accountant.	193

29

				Number of
				Portfolios
	Position(s)	Term of Office and		in Fund
Name, Business	Held with	Length of Time	Principal Occupation(s)	Complex
Address and Birthdate	Funds	Served with Funds	During Past Five Years	Overseen
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term-Until July 2009-Length of Service-Since 2002	Vice President of Nuveen Investments, LLC (since 1999) and Nuveen Asset Management (since 2005).	193

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term-Until July 2009-Length of Service-Since 1998	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	193

30

				Number of
				Portfolios
	Position(s)	Term of Office and		in Fund
Name, Business	Held with	Length of Time	Principal Occupation(s)	Complex
Address and Birthdate	Funds	Served with Funds	During Past Five Years	Overseen
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term-Until July 2009- Length of Service-Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) of Nuveen Asset Management and Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary (since 2007) of Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	193

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term-Until July 2009-Length of Service-Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	193

Christopher M.	Vice President and	Term-Until	Vice President and	193
Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Assistant Secretary	July 2009-Length of Service-Since 2008	Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)

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Number of
Portfolios
	Position(s)	Term of Office and		in Fund
Name, Business	Held with	Length of Time	Principal Occupation(s)	Complex
Address and Birthdate	Funds	Served with Funds	During Past Five Years	Overseen
James F. Ruane	Vice President and	Term-Until	Vice President of	193
333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Assistant Secretary	July 2009-Length of Service-Since 2007	Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.

Mark L. Winget	Vice President and	Term-Until	Vice President and	193
333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Assistant Secretary	July 2009-Length of Service-Since 2008	Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.
Board Committees
     The Board has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.
     Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as members of the Executive Committee of the Board of the Funds. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The Executive Committee held ___meetings during the last fiscal year.
     The Audit Committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth. The Audit Committee held ___meetings during the last fiscal year.
     The Nominating and Governance Committee is composed of the independent Board Members of the Funds. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. The Nominating and Governance Committee is responsible for board member selection and tenure; selection and review of committees; and Board education and operations. In addition, the Nominating and Governance Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to board member compensation; and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Funds. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The

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Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection of any new board members. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. The Nominating and Governance Committee held ___meetings during the last fiscal year.
     The Dividend Committee is authorized to declare distributions on the Funds’ shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Judith M. Stockdale and Terence J. Toth. The Dividend Committee held ___meetings during the last fiscal year.
     The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Funds and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone. The Committee has adopted a written charter. The Compliance, Risk Management and Regulatory Oversight Committee held ___meetings during the last fiscal year.
Independent Chairman
     The Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.
     With respect to the Acquiring Fund, each director is elected annually at the annual meeting and serves until the next annual meeting or until a successor has been duly elected and qualified.
     With respect to the Acquired Fund, Class I board members will serve until the annual meeting of shareholders in 2010; Class II board members will serve until the annual meeting of shareholders in 2011; and Class III board members will serve until the annual meeting of shareholders in 2012. As each board member’s term expires, shareholders will be asked to elect board members and such board members shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See the Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Articles of Incorporation.”
     [The Board held four regular quarterly meetings and seven special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member.] The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

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Share Ownership
     The following table sets forth the dollar range of equity securities beneficially owned by each board member as of October 31, 2008:

Aggregate Dollar Range
of Equity Securities in
All Registered
	Dollar Range	Dollar Range	Investment Companies
	of Equity	of Equity	Overseen by Board
	Securities in	Securities in	Member in
	the Acquiring	the Acquired	Family of Investment
Name of Board Member	Fund	Funds	Companies
John M. Amboian	None	None	Over $100,000
Robert P. Bremner	None	None	Over $100,000
Jack B. Evans	None	None	Over $100,000
William C. Hunter	None	None	Over $100,000
David J. Kundert	None	None	Over $100,000
William S. Schneider	None	None	Over $100,000
Judith M. Stockdale	None	None	Over $100,000
Carole E. Stone	None	None	$10,001 - $50,000
Terence J. Toth	None	None	$10,001 - $50,000
     No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.
Compensation
     The following table sets forth the compensation paid by the Funds during the year ended October 31, 2008.1 The Funds do not have a retirement or pension plan. The officers and Board Members affiliated with Nuveen serve without any compensation from the Funds. The Funds have a deferred compensation plan (the “Plan”) that permits any Board Member who is not an “interested person” of the Funds to elect to defer receipt of all or a portion of his or her compensation as a Board Member. The deferred compensation of a participating Board Member is credited to a book reserve account of the Funds when the compensation would otherwise have been paid to the Board Member. The value of the Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a Board Member’s deferral account, the Board Member may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund’s obligations to make distributions under the Plan.

[1]	October 31, 2008 would have marked the fiscal year end for the Acquiring Fund and the semi-annual period for the Acquired Fund.

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Amount of Total
	Aggregate	Compensation	Total Compensation
	Compensation	That Has	from Funds and
	from Funds(1)	Been Deferred(2)	Fund Complex(3)
Robert P. Bremner	$	$	$
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth(4)

(1)	[Describe compensation from each Fund.]

(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)	Based on the compensation paid (including any amounts deferred) for the one year period ending for services to the Nuveen open-end and closed-end funds.

(4)	Mr. Toth was appointed to the Board of the Nuveen Funds, effective July 1, 2008.
     Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.
     The Funds have no employees. Their officers are compensated by Nuveen Investments or its affiliates.

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INVESTMENT ADVISER
     NAM, the Funds’ investment adviser, is responsible for determining each Fund’s overall investment strategy and its implementation. NAM also is responsible for managing operations and each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including biographies of each of the Funds’ portfolio managers and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Proxy Statement/Prospectus.
     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $134 billion of assets under management as of September 30, 2008.
     On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (previously defined as the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co. (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation and its affiliates that may give rise to certain conflicts of interest.
     The Funds are dependent upon services and resources provided by the adviser, NAM, and therefore the investment adviser’s parent Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to the overall financial position and business operations of Nuveen Investments would not adversely affect NAM’s credit research and portfolio management operations and would not otherwise adversely affect NAM’s ability to fulfill its obligations to the Fund under the Fund’s investment management agreement. There was no change in the portfolio management of the Fund or in the Fund’s investment objective or policies as a result of these transactions.
PORTFOLIO MANAGERS
     Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.
     Portfolio Management Team. Paul Brennan, CFA, CPA is the Acquiring Fund’s portfolio manager at NAM and has primary responsibility for providing daily oversight for, and execution of, the Acquiring Fund’s investment activities.
     In addition to managing the Acquiring Fund, Mr. Brennan is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of October 31, 2008 unless otherwise indicated:

36

Number of
Type of Account Managed	Accounts	Assets*
Registered Investment Company		$____billion
Other Pooled Investment Vehicles		$
Other Accounts		$___ million

*	None of the assets in these accounts are subject to an advisory fee based on performance.
     Daniel J. Close, CFA is the Acquired Fund’s portfolio manager at NAM and has primary responsibility for providing daily oversight for, and execution of, the Acquired Fund’s investment activities.
     In addition to managing the Acquired Fund, Mr. Close is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of October 31, 2008 unless otherwise indicated:

Number of
Type of Account Managed	Accounts	Assets*
Registered Investment Company		$____billion
Other Pooled Investment Vehicles		$
Other Accounts		$___ million

*	None of the assets in these accounts are subject to an advisory fee based on performance.
     Compensation. Each Fund’s portfolio managers compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing the portfolio manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.
     Base salary. Each Fund’s portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.
     Cash bonus. Each Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment

37

performance to stockholders and their representatives, and his contribution to the NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.
     Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.
     Conflicts of Interest. Each portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of each Fund and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
     Beneficial Ownership of Securities. [As of the date of this Statement of Additional Information, neither Mr. Brennan not Mr. Close beneficially own any stock issued by the Funds.]
     [Unless earlier terminated as described below, each Fund’s management agreement with NAM will remain in effect until 200___.] Each Fund’s management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Board Members or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the Board Members who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Funds or NAM upon 60 days’ written notice, and are automatically terminated in the event of its assignment as defined in the 1940 Act.
     The Funds, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Funds, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.
     Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate

38

significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.
     In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of NAM’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.
     In the event of a conflict of interest that might arise when voting proxies for the Funds, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of NAM’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.
     Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the supervision of the Board, NAM is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.
     Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.
     It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not

39

possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses.
     While NAM will be primarily responsible for the placement of the business of the Funds, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.
     NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.
     The National Fund paid $___, $___, and $___in aggregate brokerage commissions for the fiscal years ended October 31, 2006, October 31, 2007, and October 31, 2008, including $___, $___, and $___to ___, which represented ___%, ___% and ___% of the Fund’s aggregate brokerage fees paid for the respective fiscal year, and ___%, ___%, and ___% of the Fund’s aggregate dollar amount of transactions involving brokerage commissions for the respective fiscal year.
     The Florida Fund paid $___, $___, and $___in aggregate brokerage commissions for the fiscal years ended April 30, 2006, April 30, 2007, and April 30, 2008, including $___, $___, and $___to ___, which represented ___%, ___% and ___% of the Fund’s aggregate brokerage fees paid for the respective fiscal year, and ___%, ___%, and ___% of the Fund’s aggregate dollar amount of transactions involving brokerage commissions for the respective fiscal year.
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND
     The National Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the National Fund’s Board of Directors has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Directors will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

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     The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the National Fund and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment limitations, the National Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors of the National Fund may in the future modify these conditions in light of experience.
     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the National Fund’s outstanding Common Shares and outstanding Preferred Shares, including MuniPreferred, voting together as a single class, unless such action was previously approved, adopted or authorized by the affirmative vote of two-thirds of the directors, in which case the affirmative vote of the holders of at least a majority of the outstanding Common Shares and outstanding Preferred Shares, voting as a single class, is required. Additionally, the affirmative vote of the holders of at least a majority of the Preferred Shares, including MuniPreferred, outstanding at the time, voting as a separate class, shall also be required to approve any conversion of the Fund from a closed-end to an open-end investment company. See the Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Articles of Incorporation” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s Common Shares would no longer be listed on the NYSE or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a

41

continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.
     The repurchase by the National Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.
     Before deciding whether to take any action if the National Fund’s Common Shares trade below net asset value, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.
TAX MATTERS
Fede ral Income Tax Matters
     The following discussion of U.S. federal income tax matters is based on the advice of Vedder Price P.C., special counsel to the Fund.
     The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Common Shares of the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including Common Shareholders with large positions in the Funds). Investors are advised to consult with their own tax advisors before investing in the Funds.
     Each Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable dividends on Common Shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.
     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited

42

for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.
     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.
     If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.
     Each Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest

43

dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax. Gains of a Fund that are attributable to market discount on certain municipal securities are treated as ordinary income to the extent of accrued market discount on the bond.
     A portion of each Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. As a result, income distributions by a Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.
     Each Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.
     Distributions to shareholders of net investment income received by a Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to a Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.
     The Internal Revenue Service (the “IRS”) indicates that each Fund is required to designate distributions paid with respect to its Common Shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, each Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

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     The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.
     The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”
     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.
     Certain of each Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require each Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.
     The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2010. Any loss on the sale of Common Shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Shares. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition

45

of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.
     Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. The Funds will not invest in AMT Bonds. To the extent that a Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.
     Tax-exempt income, including exempt-interest dividends paid by a Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.
     Each Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.
     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.
EXPERTS
     The Financial Statements of the Fund as of                     , 2009 appearing in this Statement of Additional Information have been                      by                     , an independent registered public accounting firm                      provides auditing services to the Fund. The principal business address of                      is                     .
CUSTODIAN AND TRANSFER AGENT
     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

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ADDITIONAL INFORMATION
     A Registration Statement on Form N-14, including amendments thereto, relating to the shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the Securities and Exchange Commission, Washington, D.C. The Proxy Statement/Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

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FINANCIAL STATEMENTS
Pro Forma Financial Statements for the Reorganization of Nuveen Florida Premium Income Municipal Fund (NFL)
into Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Pro Forma Portfolio of Investments (Unaudited)
October 31, 2008

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

			Alabama — 9.6% (5.8% of Total Investments)
$3,500	$—	$3,500	Birmingham Waterworks And Sewer Board, Alabama, Water and Sewer Revenue Bonds, Tender Option Bond Trust 2707, 0.596%, 1/01/43 — AMBAC Insured (IF)	1/17 at 100.00	A3	$1,052,660	$—		$1,052,660
11,175	—	11,175	Hoover Board of Education, Alabama, Capital Outlay Tax Anticipation Warrants, Series 2001, 5.250%, 2/15/22 — MBIA Insured	2/11 at 100.00	AA	11,197,909	—		11,197,909
			Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999A:
10,815	—	10,815	5.000%, 2/01/33 (Pre-refunded 2/01/09) — FGIC Insured	2/09 at 101.00	AAA	11,004,154	—		11,004,154
9,790	—	9,790	5.000%, 2/01/33 (Pre-refunded 2/01/09) — FGIC Insured	2/09 at 101.00	AAA	9,961,227	—		9,961,227
29,860	—	29,860	5.750%, 2/01/38 (Pre-refunded 2/01/09) — FGIC Insured	2/09 at 101.00	AAA	30,454,511	—		30,454,511
2,500	—	2,500	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	2,681,275	—		2,681,275
			Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D:
425	—	425	5.000%, 2/01/38 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	449,931	—		449,931
14,800	—	14,800	5.000%, 2/01/42 (Pre-refunded 8/01/12) — FGIC Insured	8/12 at 100.00	AAA	15,808,176	—		15,808,176
18,760	—	18,760	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded 2/01/11) — FGIC Insured	2/11 at 101.00	AAA	19,775,291	—		19,775,291
10,195	—	10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 — FGIC Insured	2/09 at 100.00	BB	6,888,252	—		6,888,252
5,240	—	5,240	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) — FGIC Insured	2/11 at 101.00	AAA	5,554,295	—		5,554,295

117,060	—	117,060	Total Alabama			114,827,681	—		114,827,681

			Alaska — 1.1% (0.7% of Total Investments)
2,425	—	2,425	Alaska Housing Finance Corporation, Collateralized Veterans Mortgage Program Bonds, First Series 1999A-1, 6.150%, 6/01/39	12/09 at 100.00	AAA	2,366,145	—		2,366,145
11,245	—	11,245	Alaska Housing Finance Corporation, General Mortgage Revenue Bonds, Series 1999A, 6.050%, 6/01/39 — MBIA Insured	6/09 at 100.00	AAA	10,820,839	—		10,820,839

13,670	—	13,670	Total Alaska			13,186,984	—		13,186,984

			Arizona — 1.9% (1.2% of Total Investments)
			Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	—	2,000	5.000%, 9/01/25 — AMBAC Insured	3/15 at 100.00	AA	1,876,360	—		1,876,360
2,000	—	2,000	5.000%, 9/01/27 — AMBAC Insured	3/15 at 100.00	AA	1,852,520	—		1,852,520
1,000	—	1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 — AMBAC Insured	7/15 at 100.00	AA	883,410	—		883,410
1,000	—	1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) — FSA Insured	7/14 at 100.00	AAA	1,077,250	—		1,077,250
5,200	—	5,200	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032- 11034, 8.606%, 7/01/31 — FSA Insured (IF)	7/17 at 100.00	AAA	840,320	—		840,320
1,150	—	1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 — MBIA Insured	7/14 at 100.00	AA+	1,108,025	—		1,108,025
13,490	—	13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 — MBIA Insured	7/15 at 100.00	AA	12,435,757	—		12,435,757
2,905	—	2,905	Pima County Industrial Development Authority, Arizona, Lease Obligation Revenue Refunding Bonds, Tucson Electric Power Company, Series 1988A, 7.250%, 7/15/10 — FSA Insured	1/09 at 100.00	Aaa	2,919,496	—		2,919,496

28,745	—	28,745	Total Arizona			22,993,138	—		22,993,138

			Arkansas — 0.3% (0.2% of Total Investments)
3,660	—	3,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 — AMBAC Insured	9/15 at 100.00	Aa3	3,026,966	—		3,026,966

			California — 27.0% (16.3% of Total Investments)
5,600	—	5,600	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 — AMBAC Insured	No Opt. Call	A	2,802,296	—		2,802,296
10,000	—	10,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.300%, 12/01/21 — AMBAC Insured	6/12 at 101.00	AA	9,983,600	—		9,983,600
			California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
30,000	—	30,000	5.375%, 5/01/17 (Pre-refunded 5/01/12) — SYNCORA GTY Insured	5/12 at 101.00	Aaa	32,741,398	—		32,741,398
25,000	—	25,000	5.375%, 5/01/18 (Pre-refunded 5/01/12) — AMBAC Insured	5/12 at 101.00	Aaa	27,284,500	—		27,284,500
			California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	—	30	5.000%, 12/01/24 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	32,734	—		32,734
25	—	25	5.000%, 12/01/27 (Pre-refunded 12/01/14) — MBIA Insured	12/14 at 100.00	AAA	27,279	—		27,279

48

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

			California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	—	3,670	5.000%, 12/01/24 — MBIA Insured	12/14 at 100.00	AAA	3,618,033	—		3,618,033
2,795	—	2,795	5.000%, 12/01/27 — MBIA Insured	12/14 at 100.00	AAA	2,704,749	—		2,704,749
10,150	—	10,150	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 — AMBAC Insured	12/14 at 100.00	AA	9,386,619	—		9,386,619
3,500	—	3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 — FGIC Insured	8/15 at 100.00	A-	3,265,395	—		3,265,395
20,000	—	20,000	Cucamonga County Water District, San Bernardino County, California, Certificates of Participation, Water Shares Purchase, Series 2000, 5.125%, 9/01/35 — FGIC Insured	9/11 at 101.00	A+	17,321,000	—		17,321,000
5,750	—	5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 — MBIA Insured	6/15 at 100.00	AA+	5,534,260	—		5,534,260
2,500	—	2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448, 0.891%, 6/01/38 — FGIC Insured (IF)	6/15 at 100.00	A2	—	—		—
1,520	—	1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 — SYNCORA GTY Insured	3/16 at 100.00	A-	1,284,628	—		1,284,628
5,600	—	5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 — FSA Insured (4)	No Opt. Call	AAA	2,196,432	—		2,196,432
5,000	—	5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 — AMBAC Insured	11/11 at 101.00	AA	4,428,350	—		4,428,350
2,740	—	2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 — FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	2,325,411	—		2,325,411
20,000	—	20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 — FSA Insured	7/13 at 100.00	AAA	19,998,600	—		19,998,600
3,000	—	3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 — FGIC Insured	7/16 at 100.00	AA-	2,895,510	—		2,895,510
6,205	—	6,205	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 — FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	5,137,864	—		5,137,864
			Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	—	15,000	5.200%, 6/15/30 — AMBAC Insured	12/11 at 101.00	AA	13,215,900	—		13,215,900
5,000	—	5,000	5.125%, 6/15/33 — AMBAC Insured	12/11 at 101.00	AA	4,275,100	—		4,275,100
			California (continued)
2,035	—	2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 — FGIC Insured	6/15 at 100.00	AA	1,635,163	—		1,635,163
6,000	—	6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 — FSA Insured	7/13 at 100.00	AAA	5,814,780	—		5,814,780
2,970	—	2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 — FSA Insured	8/15 at 100.00	AAA	2,955,180	—		2,955,180
2,500	—	2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 — FGIC Insured	12/15 at 100.00	AA	2,399,125	—		2,399,125
13,710	—	13,710	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/26 — MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA	11,334,743	—		11,334,743
3,030	—	3,030	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 — AMBAC Insured	7/11 at 100.00	AA+	2,846,715	—		2,846,715
8,470	—	8,470	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 (Pre-refunded 7/01/11) — AMBAC Insured	7/11 at 100.00	AA+ (5)	9,018,348	—		9,018,348
1,220	—	1,220	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 7/01/22 — MBIA Insured	7/15 at 100.00	AA+	1,213,949	—		1,213,949
66,685	—	66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	AAA	35,371,719	—		35,371,719
			San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	—	31,615	5.250%, 1/15/30 — MBIA Insured	1/09 at 100.00	AA	23,877,861	—		23,877,861
21,500	—	21,500	0.000%, 1/15/32 — MBIA Insured	No Opt. Call	AA	4,484,470	—		4,484,470
12,525	—	12,525	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2002, 5.000%, 8/01/20 (Pre-refunded 8/01/10) — MBIA Insured	8/10 at 101.00	AA (5)	13,252,452	—		13,252,452
19,595	—	19,595	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 — MBIA Insured	8/17 at 100.00	AA	14,932,762	—		14,932,762
11,250	—	11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 — MBIA Insured	No Opt. Call	AA	11,915,663	—		11,915,663
6,785	—	6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 (WI/DD, Settling 11/03/08) — FSA Insured	6/16 at 100.00	AAA	5,427,593	—		5,427,593
5,000	—	5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 — AMBAC Insured	1/14 at 100.00	AA	4,534,800	—		4,534,800

397,975	—	397,975	Total California			321,474,981	—		321,474,981

			Colorado — 6.4% (3.9% of Total Investments)
1,080	—	1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 — SYNCORA GTY Insured	10/16 at 100.00	BBB	824,515	—		824,515
1,900	—	1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 — FSA Insured	11/15 at 100.00	AAA	1,911,058	—		1,911,058

49

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

1,000	—	1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 — MBIA Insured	6/14 at 100.00	AA	974,610	—		974,610
4,950	—	4,950	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) — SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	5,256,158	—		5,256,158
1,740	—	1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 — FSA Insured	12/14 at 100.00	Aaa	1,665,406	—		1,665,406
35,995	—	35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 — MBIA Insured	No Opt. Call	AA	13,465,010	—		13,465,010
30,800	—	30,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) — MBIA Insured	9/10 at 102.00	AAA	33,130,326	—		33,130,326
11,800	—	11,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/15 (Pre-refunded 9/01/10) — MBIA Insured	9/10 at 74.80	Aaa	8,369,032	—		8,369,032
10,000	—	10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 — MBIA Insured	No Opt. Call	AA	2,751,800	—		2,751,800
4,520	—	4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 — FSA Insured (UB)	12/14 at 100.00	AAA	4,397,870	—		4,397,870
2,500	—	2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 — FGIC Insured	12/14 at 100.00	Aa3	2,501,200	—		2,501,200
1,000	—	1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 — FGIC Insured	6/15 at 100.00	AA	927,700	—		927,700

107,285	—	107,285	Total Colorado			76,174,685	—		76,174,685

			District of Columbia — 0.9% (0.6% of Total Investments)
			District of Columbia Water and Sewerage Authority, Subordinate Lien Public Utility Revenue Bonds, Series 2003:
5,000	—	5,000	5.125%, 10/01/24 — FGIC Insured	10/13 at 100.00	AA	4,854,150	—		4,854,150
5,000	—	5,000	5.125%, 10/01/25 — FGIC Insured	10/13 at 100.00	AA	4,821,650	—		4,821,650
2,670	—	2,670	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 1.947%, 10/01/30 — AMBAC Insured (IF)	10/16 at 100.00	AA	1,255,194	—		1,255,194

12,670	—	12,670	Total District of Columbia			10,930,994	—		10,930,994

			Florida — 29.9% (18.0% of Total Investments)
—	1,250	1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 — AMBAC Insured	9/15 at 100.00	Aa3	—	1,154,525		1,154,525
—	2,000	2,000	Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Holmes Regional Medical Center Project, Series 1996, 5.625%, 10/01/14 — MBIA Insured	4/09 at 100.00	AA	—	2,000,300		2,000,300
—	2,150	2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 — AMBAC Insured	10/14 at 100.00	AA	—	1,991,889		1,991,889
			Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003:
—	5,000	5,000	5.000%, 10/01/21 — MBIA Insured	10/13 at 100.00	AA	—	4,920,400		4,920,400
—	4,500	4,500	5.000%, 10/01/24 — MBIA Insured	10/13 at 100.00	AA	—	4,327,785		4,327,785
—	975	975	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27 (Alternative Minimum Tax)	12/08 at 101.00	Aaa	—	893,217		893,217
—	30	30	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 1999B, 5.250%, 4/01/31 — MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	BBB+	—	24,102		24,102
—	3,820	3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 — MBIA Insured	7/13 at 100.00	AA	—	3,790,471		3,790,471
			Clay County, Florida, Utility System Revenue Bonds, Series 2007:
—	5,110	5,110	5.000%, 11/01/27 — SYNCORA GTY Insured	11/17 at 100.00	AAA	—	4,834,162		4,834,162
—	12,585	12,585	5.000%, 11/01/32 — SYNCORA GTY Insured	11/17 at 100.00	AAA	—	11,359,974		11,359,974
—	1,500	1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 — MBIA Insured	10/14 at 100.00	AA	—	1,452,435		1,452,435
—	3,000	3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 — AMBAC Insured	6/15 at 100.00	AA	—	2,822,070		2,822,070
			Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
—	1,260	1,260	5.350%, 9/01/18 — FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	—	1,191,393		1,191,393
—	1,000	1,000	5.400%, 9/01/23 — FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	—	887,050		887,050
			Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Refunding Bonds, Saxon Manor Isles Project, Series 1998A, Subseries 1:
—	1,040	1,040	5.350%, 9/01/18 — FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	—	983,372		983,372
—	1,400	1,400	5.400%, 9/01/23 — FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	—	1,241,870		1,241,870
			Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
—	1,230	1,230	5.650%, 9/01/17 — FSA Insured (Alternative Minimum Tax)	3/09 at 100.00	AAA	—	1,206,716		1,206,716
—	1,890	1,890	5.750%, 9/01/29 — FSA Insured (Alternative Minimum Tax) (4)	3/09 at 100.00	AAA	—	1,653,334		1,653,334
—	1,100	1,100	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 — MBIA Insured	4/09 at 100.00	AA	—	1,102,420		1,102,420
			Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
—	910	910	5.250%, 10/01/17 — AMBAC Insured	10/13 at 100.00	AA	—	919,573		919,573
—	475	475	5.250%, 10/01/18 — AMBAC Insured	10/13 at 100.00	AA	—	480,510		480,510
			Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:

50

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

—	1,250	1,250	5.250%, 10/01/22 — MBIA Insured	10/13 at 100.00	AA	—	1,204,525		1,204,525
—	1,095	1,095	5.000%, 10/01/23 — MBIA Insured	10/13 at 100.00	AA	—	1,020,704		1,020,704
—	1,225	1,225	5.000%, 10/01/24 — MBIA Insured	10/13 at 100.00	AA	—	1,131,177		1,131,177
—	1,555	1,555	DeSoto County, Florida, Capital Improvement Revenue Bonds, Series 2002, 5.250%, 10/01/20 — MBIA Insured	4/12 at 101.00	AA	—	1,549,480		1,549,480
			Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
—	1,000	1,000	5.000%, 8/01/27 — MBIA Insured	8/12 at 101.00	A2	—	995,350		995,350
—	1,000	1,000	5.125%, 8/01/31 — MBIA Insured	8/12 at 101.00	A2	—	929,520		929,520
—	5,325	5,325	Escambia County Housing Finance Authority, Florida, Dormitory Revenue Bonds, University of West Florida Foundation Inc., Series 1999, 5.750%, 6/01/31 (Pre-refunded 6/01/09) — MBIA Insured	6/09 at 101.00	AA (5)	—	5,505,518		5,505,518
—	670	670	Escambia County Housing Finance Authority, Florida, Multi-County Single Family Mortgage Revenue Bonds, Series 1999, 5.200%, 4/01/32 — MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	Aaa	—	530,138		530,138
—	2,500	2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 — MBIA Insured	2/15 at 100.00	AA	—	2,323,175		2,323,175
—	1,200	1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 — MBIA Insured	10/15 at 100.00	AA	—	1,058,676		1,058,676
—	2,500	2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 — FSA Insured	8/15 at 100.00	AAA	—	2,237,350		2,237,350
—	1,435	1,435	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2003A, -5.000%, 7/01/19 — FGIC Insured	7/13 at 101.00	AA	—	1,444,758		1,444,758
—	3,945	3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) — AMBAC Insured	10/13 at 100.00	AA (5)	—	4,257,207		4,257,207
—	1,000	1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 — AMBAC Insured	7/09 at 101.00	Aa3	—	865,350		865,350
—	1,395	1,395	Florida Housing Finance Agency, Housing Revenue Bonds, Riverfront Apartments, Series 1997A, 6.250%, 4/01/37 — AMBAC Insured (Alternative Minimum Tax)	4/09 at 100.00	AA	—	1,243,154		1,243,154
—	950	950	Florida Housing Finance Agency, Housing Revenue Bonds, Turtle Creek Apartments, Series 1996C-1, 6.100%, 5/01/16 — AMBAC Insured (Alternative Minimum Tax)	11/08 at 100.00	AA	—	949,972		949,972
—	2,040	2,040	Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue Bonds, Cobblestone Apartments, Series 2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)	12/10 at 102.00	Aaa	—	1,907,318		1,907,318
—	2,475	2,475	Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue Bonds, Raintree Apartments, Series 2000J-1, 5.950%, 3/01/35 (Alternative Minimum Tax)	9/10 at 102.00	AAA	—	2,135,059		2,135,059
—	3,495	3,495	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 0.000%, 7/01/30 — FSA Insured (Alternative Minimum Tax)	1/10 at 24.65	Aaa	—	808,079		808,079
—	4,750	4,750	Florida Housing Finance Corporation, Housing Revenue Bonds, Augustine Club Apartments, Series 2000D-1, 5.750%, 10/01/30 (Pre-refunded 10/01/10) — MBIA Insured	10/10 at 102.00	Aaa	—	5,137,458		5,137,458
			Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
—	3,365	3,365	5.375%, 11/01/25 — MBIA Insured	11/10 at 101.00	AA	—	3,190,828		3,190,828
—	3,345	3,345	5.375%, 11/01/30 — MBIA Insured	11/10 at 101.00	AA	—	3,076,162		3,076,162
—	1,000	1,000	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 — MBIA Insured	11/11 at 101.00	AA	—	1,000,820		1,000,820
—	2,230	2,230	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund — Intermodal Program, Series 1999, 5.500%, 10/01/23 — FGIC Insured (Alternative Minimum Tax)	10/09 at 101.00	AA+	—	1,934,391		1,934,391
—	940	940	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/29 — FGIC Insured	6/11 at 101.00	AAA	—	891,299		891,299
—	2,000	2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 — FSA Insured	10/13 at 100.00	AAA	—	2,040,940		2,040,940
—	5,200	5,200	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20 (Mandatory put 12/01/11) — FGIC Insured	12/11 at 101.00	N/R	—	5,264,896		5,264,896
			Tax Obligation/Limited (continued)
—	1,080	1,080	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15 (Mandatory put 12/01/10) — FGIC Insured	12/08 at 100.00	N/R	—	1,081,944		1,081,944
—	1,020	1,020	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15 (Mandatory put 12/01/08) — FGIC Insured	12/08 at 100.00	N/R	—	1,021,836		1,021,836
—	1,500	1,500	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20 (Mandatory put 12/01/19) — FGIC Insured	12/10 at 101.00	Baa3	—	1,509,825		1,509,825
—	1,915	1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 — FSA Insured	6/18 at 100.00	AAA	—	1,680,508		1,680,508
—	2,000	2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 — AMBAC Insured	11/13 at 101.00	AA+	—	1,951,660		1,951,660
—	1,000	1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 — FGIC Insured	10/15 at 100.00	AA+	—	952,760		952,760
—	2,500	2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 — MBIA Insured	No Opt. Call	AA	—	2,764,450		2,764,450
1,000	—	1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 — MBIA Insured	7/15 at 100.00	AA	952,560	—		952,560
—	6,000	6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 — MBIA Insured	7/13 at 100.00	AA	—	5,603,760		5,603,760
—	8,000	8,000	Indian River County, Florida, Water and Sewer Revenue Bonds, Series 1993A, 5.250%, 9/01/24 — FGIC Insured	3/09 at 102.00	AA	—	7,603,120		7,603,120

51

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

—	2,595	2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 — MBIA Insured	7/15 at 100.00	AA	—	2,440,390		2,440,390
			Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
645	1,000	1,645	5.000%, 5/01/25 — MBIA Insured	5/15 at 102.00	A2	581,784	901,990		1,483,774
1,830	—	1,830	5.000%, 5/01/27 — MBIA Insured	5/15 at 102.00	A2	1,617,830	—		1,617,830
4,425	—	4,425	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001C, 5.500%, 11/15/36 — MBIA Insured	11/12 at 100.00	AA	3,929,931	—		3,929,931
—	1,480	1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 — MBIA Insured	10/13 at 100.00	AA	—	1,492,032		1,492,032
—	3,290	3,290	Jacksonville, Florida, GNMA Collateralized Housing Revenue Refunding Bonds, Windermere Manor Apartments, Series 1993A, 5.875%, 3/20/28	3/09 at 100.00	AAA	—	3,330,105		3,330,105
—	1,000	1,000	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/14 — FGIC Insured	10/13 at 100.00	AA	—	1,034,720		1,034,720
—	1,500	1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2007B, 5.000%, 10/01/24 — MBIA Insured	10/14 at 100.00	AA	—	1,425,645		1,425,645
—	1,450	1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 — AMBAC Insured	10/13 at 100.00	AA	—	1,428,511		1,428,511
—	1,280	1,280	Lake County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%,	7/14 at 100.00	AA	—	1,214,234		1,214,234
			7/01/21 — AMBAC Insured Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
—	1,730	1,730	5.000%, 10/01/18 — AMBAC Insured	10/12 at 100.00	AA	—	1,702,597		1,702,597
—	2,000	2,000	5.000%, 10/01/19 — AMBAC Insured	10/12 at 100.00	AA	—	1,980,040		1,980,040
—	1,230	1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 — FGIC Insured	10/14 at 100.00	A3	—	1,198,709		1,198,709
1,505	—	1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 — AMBAC Insured	10/14 at 100.00	AA	1,468,579	—		1,468,579
—	1,000	1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 — MBIA Insured	4/17 at 100.00	AA	—	833,130		833,130
—	3,000	3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 — MBIA Insured	10/17 at 100.00	AA	—	2,539,740		2,539,740
—	2,000	2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 — MBIA Insured	10/13 at 100.00	Aa3	—	2,008,100		2,008,100
			Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
—	1,350	1,350	5.250%, 10/01/17 — MBIA Insured	10/13 at 100.00	AA	—	1,388,583		1,388,583
—	1,000	1,000	5.250%, 10/01/18 — MBIA Insured	10/13 at 100.00	AA	—	1,019,020		1,019,020
2,000	—	2,000	5.000%, 10/01/27 — MBIA Insured	10/13 at 100.00	AA	1,889,980	—		1,889,980
—	5,615	5,615	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/19 — FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	—	5,217,739		5,217,739
35,920	—	35,920	5.375%, 10/01/32 — FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	28,644,761	—		28,644,761
2,150	—	2,150	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 — FSA Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA	1,639,074	—		1,639,074
12,930	—	12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series
		—	2005A, 5.000%, 6/01/32 — MBIA Insured	12/15 at 100.00	AA	10,957,529	—		10,957,529
5,320	—	5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series						—
			2005B, 5.000%, 6/01/25 — MBIA Insured	6/15 at 100.00	AA	4,807,152	—		4,807,152
—	18,000	18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 — MBIA Insured	4/09 at 52.08	AA	—	8,149,320		8,149,320
—	4,000	4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 — FSA Insured	7/18 at 100.00	AAA	—	3,523,800		3,523,800
—	1,425	1,425	Miami-Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Country Club Villas II Project, Series 2001-1A, 5.750%, 7/01/27 — FSA Insured (Alternative Minimum Tax)	6/11 at 100.00	AAA	—	1,269,347		1,269,347
—	2,000	2,000	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 — AMBAC Insured	11/16 at 100.00	AA	—	1,752,240		1,752,240
—	2,000	2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2008B, 5.250%, 10/01/22 — FSA Insured	No Opt. Call	AAA	—	1,990,140		1,990,140
			Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	—	1,290	5.000%, 8/01/23 — MBIA Insured	8/15 at 102.00	AA	1,186,116	—		1,186,116
2,145		2,145	5.000%, 8/01/29 — MBIA Insured	8/15 at 102.00	AA	1,855,575	—		1,855,575
—	1,000	1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%,
		—	8/01/27 — FGIC Insured	8/17 at 100.00	AA	—	879,040		879,040
—	3,180	3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 — FGIC Insured	1/13 at 100.00	AA	—	3,181,526		3,181,526
—	2,500	2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 — SYNCORA GTY Insured	10/16 at 100.00	A+	—	2,179,475		2,179,475
			Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
—	2,500	2,500	5.000%, 4/01/21 — MBIA Insured	4/14 at 100.00	A2	—	2,461,300		2,461,300
2,320	5,500	7,820	5.000%, 4/01/23 — MBIA Insured	4/14 at 100.00	A2	2,166,022	5,134,965		7,300,987
—	1,750	1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 — MBIA Insured	10/13 at 100.00	AA	—	1,731,363		1,731,363
—	4,115	4,115	Palm Beach County, Florida, Administrative Complex Revenue Refunding Bonds, Series 1993, 5.250%, 6/01/11 — FGIC Insured	No Opt. Call	AA	—	4,174,462		4,174,462

52

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

—	4,000	4,000	Palm Beach County, Florida, Revenue Refunding Bonds, Criminal Justice Facilities, Series 1993, 5.375%, 6/01/10 — FGIC Insured	No Opt. Call	AA	—	4,104,400		4,104,400
—	1,065	1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 — FSA Insured (Alternative Minimum Tax)	7/12 at 100.00	AAA	—	930,299		930,299
—	2,150	2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 — FGIC Insured	8/14 at 100.00	AA	—	1,977,936		1,977,936
—	3,000	3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 — MBIA Insured	8/17 at 100.00	AA	—	2,708,520		2,708,520
—	8,000	8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 — AMBAC Insured	No Opt. Call	AA	—	6,187,360		6,187,360
—	3,525	3,525	Palm Beach County Solid Waste Authority, Florida, Revenue Refunding Bonds, Series 1997A, 6.000%, 10/01/09 — AMBAC Insured	No Opt. Call	AA	—	3,651,054		3,651,054
			Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
—	1,000	1,000	5.250%, 10/01/19 — MBIA Insured	10/13 at 100.00	AA	—	1,012,910		1,012,910
—	500	500	5.250%, 10/01/20 — MBIA Insured	10/13 at 100.00	AA	—	502,770		502,770
—	500	500	5.250%, 10/01/21 — MBIA Insured	10/13 at 100.00	AA	—	499,510		499,510
2,225	—	2,225	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 8/15/18 — FSA Insured	8/13 at 100.00	Aaa	2,251,277	—		2,251,277
—	1,170	1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 — FGIC Insured	10/14 at 100.00	A2	—	1,075,803		1,075,803
			Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002:
—	1,190	1,190	5.250%, 5/01/15 — MBIA Insured	5/12 at 100.00	AA	—	1,217,798		1,217,798
—	1,980	1,980	5.250%, 5/01/17 — MBIA Insured	5/12 at 100.00	AA	—	1,996,276		1,996,276
—	1,000	1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 — MBIA Insured	9/14 at 100.00	A2	—	947,540		947,540
—	1,300	1,300	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 8/15/21 — FSA Insured	8/13 at 100.00	Aaa	—	1,279,408		1,279,408
—	1,000	1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 — MBIA Insured	7/17 at 100.00	AA	—	840,440		840,440
—	10,000	10,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2001, 0.000%, 9/01/29 (Pre-refunded 9/01/11) — MBIA Insured	9/11 at 34.97	AA (5)	—	3,184,900		3,184,900
—	1,830	1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) — MBIA Insured	9/13 at 100.00	AA (5)	—	1,973,124		1,973,124
—	1,895	1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 — AMBAC Insured	6/15 at 100.00	AA	—	1,788,766		1,788,766
			Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
—	1,360	1,360	5.250%, 1/01/17 — FGIC Insured	1/13 at 100.00	AA	—	1,373,573		1,373,573
—	770	770	5.250%, 1/01/18 — FGIC Insured	1/13 at 100.00	AA	—	777,685		777,685
—	500	500	5.250%, 1/01/20 — FGIC Insured	1/13 at 100.00	AA	—	498,290		498,290
—	3,500	3,500	School Board of Duval County, Florida, Certificates of Participation, Master Lease Program, Series 2008, 5.000%, 7/01/33 — FSA Insured	7/17 at 100.00	Aaa	—	3,072,475		3,072,475
			Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992:
	5,715	5,715	6.000%, 10/01/19 — MBIA Insured (ETM)	No Opt. Call	AAA	—	6,330,620		6,330,620
—	3,530	3,530	6.000%, 10/01/19 — MBIA Insured	No Opt. Call	AA	—	3,770,993		3,770,993
—	1,300	1,300	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1996, 5.800%, 10/01/11 — AMBAC Insured	4/09 at 100.00	AA	—	1,302,340		1,302,340
			St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
—	5,000	5,000	5.500%, 10/01/15 — FGIC Insured (ETM)	No Opt. Call	N/R (5)	—	5,377,800		5,377,800
—	1,200	1,200	5.500%, 10/01/21 — FGIC Insured (ETM)	No Opt. Call	N/R (5)	—	1,260,624		1,260,624
			U.S. Guaranteed (5) (continued)
—	4,260	4,260	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 — FSA Insured	7/14 at 100.00	AAA	—	4,016,584		4,016,584
			St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
—	1,475	1,475	5.125%, 10/01/20 — FSA Insured	10/13 at 100.00	Aaa	—	1,480,974		1,480,974
—	1,555	1,555	5.125%, 10/01/21 — FSA Insured	10/13 at 100.00	Aaa	—	1,548,391		1,548,391
—	2,500	2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 — MBIA Insured	10/15 at 100.00	AA	—	2,342,725		2,342,725
—	1,245	1,245	Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002, 5.000%, 4/01/22 — FGIC Insured	4/12 at 100.00	A+	—	1,209,405		1,209,405
—	1,500	1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System — St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 — MBIA Insured (ETM)	12/08 at 100.00	AA (5)	—	1,520,595		1,520,595
—	10,255	10,255	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 — CIFG Insured	4/16 at 100.00	N/R	—	8,458,427		8,458,427
			Health Care — 3.9% (2.5% of Total Investments)
—	1,390	1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 — AMBAC Insured	2/14 at 100.00	AA	—	1,322,891		1,322,891
—	2,000	2,000	Village Center Community Development District, Florida, Utility Revenue Bonds, Series 2003, 5.250%, 10/01/23 — MBIA Insured	10/13 at 101.00	AA	—	1,947,480		1,947,480
—	2,000	2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 — FSA Insured	10/14 at 100.00	AAA	—	1,968,160		1,968,160
—	6,000	6,000	Volusia County, Florida, School Board Certificates of Participation, Series 2007, Trust 1035, 6.906%, 8/01/32 — FSA Insured (IF)	8/17 at 100.00	Aa3	—	4,541,160		4,541,160
—	1,785	1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 — FSA Insured	12/14 at 100.00	Aaa	—	1,695,929		1,695,929

53

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

—	4,275	4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 — FSA Insured	8/15 at 100.00	Aaa	—	4,021,322		4,021,322

75,705	324,835	400,540	Total Florida			63,948,170	291,340,255		355,288,425

			Georgia — 0.9% (0.5% of Total Investments)
1,000	—	1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 — FSA Insured	11/14 at 100.00	AAA	977,660	—		977,660
1,520	—	1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 — MBIA Insured	9/14 at 102.00	AA	1,510,606	—		1,510,606
			Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	—	1,695	5.250%, 5/01/19 — MBIA Insured	5/14 at 100.00	AA	1,735,595	—		1,735,595
1,135	—	1,135	5.250%, 5/01/20 — MBIA Insured	5/14 at 100.00	AA	1,152,854	—		1,152,854
4,500	—	4,500	5.000%, 5/01/36 — MBIA Insured	5/14 at 100.00	AA	4,042,215	—		4,042,215
1,250	—	1,250	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Series 1996, 5.250%, 8/01/13 — MBIA Insured	2/09 at 100.00	AA	1,250,025	—		1,250,025

11,100	—	11,100	Total Georgia			10,668,955	—		10,668,955

			Idaho — 0.2% (0.1% of Total Investments)
235	—	235	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-1, 6.750%, 7/01/22	No Opt. Call	Aa1	243,606	—		243,606
195	—	195	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)	No Opt. Call	Aa1	200,060	—		200,060
280	—	280	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)	1/09 at 100.00	Aaa	285,452	—		285,452
			Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	—	1,000	5.000%, 7/15/23 — MBIA Insured	7/16 at 100.00	Aa3	1,006,920	—		1,006,920
1,065	—	1,065	5.000%, 7/15/24 — MBIA Insured	7/16 at 100.00	Aa3	1,068,302	—		1,068,302

2,775	—	2,775	Total Idaho			2,804,340	—		2,804,340

			Illinois — 4.9% (2.9% of Total Investments)
1,050	—	1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 — FSA Insured	12/14 at 100.00	AAA	1,071,399	—		1,071,399
			Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Refunding Bonds, O’Hare International Airport, Series 2001E:
4,615	—	4,615	5.500%, 1/01/17 — AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	4,384,481	—		4,384,481
4,870	—	4,870	5.500%, 1/01/18 — AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AA	4,562,703	—		4,562,703
7,200	—	7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 — MBIA Insured	1/16 at 100.00	AA	6,838,344	—		6,838,344
10,000	—	10,000	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 — MBIA Insured	11/08 at 101.00	AA	9,260,100	—		9,260,100
2,095	—	2,095	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 — MBIA Insured	12/08 at 100.00	A2	1,983,986	—		1,983,986
22,510	—	22,510	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.125%, 2/01/27 — FGIC Insured	2/12 at 100.00	AA	21,999,473	—		21,999,473
			Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	—	4,260	5.000%, 12/01/22 — FGIC Insured	12/14 at 100.00	AA+	4,235,122	—		4,235,122
2,365	—	2,365	5.000%, 12/01/23 — FGIC Insured	12/14 at 100.00	AA+	2,340,215	—		2,340,215
4,000	—	4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 — MBIA Insured	No Opt. Call	AA	1,421,560	—		1,421,560

62,965	—	62,965	Total Illinois			58,097,383	—		58,097,383

			Indiana — 3.2% (2.0% of Total Investments)
2,030	—	2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) — FGIC Insured	7/13 at 100.00	AA+ (5)	2,185,782	—		2,185,782
8,000	—	8,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 — MBIA Insured	1/17 at 100.00	AA	6,535,920	—		6,535,920
20,000	—	20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 — AMBAC Insured	No Opt. Call	AA	6,220,400	—		6,220,400
3,250	—	3,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) — MBIA Insured	7/12 at 100.00	AAA	3,492,028	—		3,492,028
1,340	—	1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) — FSA Insured	1/14 at 100.00	AAA	1,436,346	—		1,436,346
5,000	—	5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 — AMBAC Insured	7/13 at 100.00	AA	4,728,050	—		4,728,050
10,000	—	10,000	Purdue University, Indiana, Student Fee Bonds, Series 2002O, 5.000%, 7/01/19 — MBIA Insured	1/12 at 100.00	Aa1	10,066,200	—		10,066,200
3,705	—	3,705	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 (Pre-refunded 7/15/13) — FSA Insured	7/13 at 100.00	AAA	3,989,322	—		3,989,322

53,325	—	53,325	Total Indiana			38,654,048	—		38,654,048

			Kansas — 1.2% (0.7% of Total Investments)
2,055	—	2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 — FSA Insured	9/14 at 101.00	AAA	2,069,426	—		2,069,426
			Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
2,145	—	2,145	5.000%, 9/01/27 — FSA Insured	9/14 at 100.00	Aaa	2,144,850	—		2,144,850

54

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

4,835	—	4,835	5.000%, 9/01/29 — FSA Insured	9/14 at 100.00	Aaa	4,791,437	—		4,791,437
5,000	—	5,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 1999A, 5.650%, 9/01/29 (Pre-refunded 9/01/09) — AMBAC Insured	9/09 at 100.00	AAA	5,165,800	—		5,165,800

14,035	—	14,035	Total Kansas			14,171,513	—		14,171,513

			Kentucky — 2.0% (1.2% of Total Investments)
3,870	—	3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 — MBIA Insured	6/14 at 100.00	Aa3	3,773,560	—		3,773,560
7,500	—	7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 — AMBAC Insured	7/16 at 100.00	AA+	7,317,300	—		7,317,300
12,980	—	12,980	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 — MBIA Insured	11/11 at 101.00	AA	12,598,648	—		12,598,648

24,350	—	24,350	Total Kentucky			23,689,508	—		23,689,508

			Louisiana — 5.0% (3.0% of Total Investments)
5,000	—	5,000	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 — AMBAC Insured	9/09 at 102.00	AA	5,027,350	—		5,027,350
3,025	—	3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 — MBIA Insured	11/14 at 100.00	AA	3,022,036	—		3,022,036
5,140	—	5,140	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 — MBIA Insured	7/14 at 100.00	AA	4,821,012	—		4,821,012
			Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	—	2,400	5.000%, 5/01/25 — FGIC Insured	5/15 at 100.00	AA	2,301,072	—		2,301,072
4,415	—	4,415	5.000%, 5/01/26 — FGIC Insured	5/15 at 100.00	AA	4,216,678	—		4,216,678
5,000	—	5,000	5.000%, 5/01/27 — FGIC Insured	5/15 at 100.00	AA	4,739,850	—		4,739,850
			Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
3,300	—	3,300	4.750%, 5/01/39 — FSA Insured (UB)	5/16 at 100.00	AAA	2,678,841	—		2,678,841
35,725	—	35,725	4.500%, 5/01/41 — FGIC Insured (UB)	5/16 at 100.00	Aa3	27,390,000	—		27,390,000
38	—	38	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals 660-1, 10.855%, 5/01/41 — FGIC Insured (IF)	5/16 at 100.00	Aa3	2,559	—		2,559
4,950	—	4,950	Orleans Levee District, Louisiana, Levee District General Obligation Bonds, Series 1986, 5.950%, 11/01/15 — FSA Insured	12/08 at 100.00	AAA	4,956,237	—		4,956,237

68,993	—	68,993	Total Louisiana			59,155,635	—		59,155,635

			Maine — 0.3% (0.1% of Total Investments)
3,000	—	3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 — FSA Insured	7/13 at 100.00	AAA	2,873,010	—		2,873,010

			Maryland — 0.4% (0.2% of Total Investments)
5,345	—	5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 — SYNCORA GTY Insured	9/16 at 100.00	BBB-	4,459,761	—		4,459,761

			Massachusetts — 4.9% (2.9% of Total Investments)
22,500	—	22,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42 (Pre-refunded 1/01/12) — AMBAC Insured	1/12 at 101.00	AA (5)	24,345,675	—		24,345,675
11,000	—	11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 — FSA Insured (UB)	8/15 at 100.00	AAA	11,043,230	—		11,043,230
15,000	—	15,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) — FGIC Insured	1/14 at 100.00	A (5)	15,600,150	—		15,600,150
7,255	—	7,255	Massachusetts Water Resources Authority, General Revenue Bonds, 4.500%, 8/01/46 — FSA Insured (UB)	2/17 at 100.00	AAA	5,597,015	—		5,597,015
1,500	—	1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) — AMBAC Insured	11/14 at 100.00	AA (5)	1,655,460	—		1,655,460

57,255	—	57,255	Total Massachusetts			58,241,530	—		58,241,530

			Michigan — 6.2% (3.7% of Total Investments)
5,490	—	5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 — FSA Insured (UB)	No Opt. Call	AAA	5,839,713	—		5,839,713
6,000	—	6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 — MBIA Insured	10/11 at 100.00	AA	5,962,560	—		5,962,560
7,420	—	7,420	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%, 7/01/27 — MBIA Insured	1/09 at 100.00	AA	6,700,928	—		6,700,928
			Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A:
15,825	—	15,825	5.750%, 7/01/26 (Pre-refunded 1/01/10) — FGIC Insured	1/10 at 101.00	Aaa	16,563,078	—		16,563,078
20,000	—	20,000	5.875%, 7/01/27 (Pre-refunded 1/01/10) — FGIC Insured	1/10 at 101.00	Aaa	20,961,200	—		20,961,200
1,085	—	1,085	Grand Rapids Community College, Kent County, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 — AMBAC Insured	5/13 at 100.00	AA	1,101,915	—		1,101,915
6,850	—	6,850	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 1998A, 5.375%, 12/01/15 — MBIA Insured (Alternative Minimum Tax)	12/08 at 101.00	AA	6,558,670	—		6,558,670
10,000	—	10,000	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 — MBIA Insured	12/11 at 101.00	AA	9,822,600	—		9,822,600

72,670	—	72,670	Total Michigan			73,510,664	—		73,510,664

			Minnesota — 1.2% (0.7% of Total Investments)
13,020	—	13,020	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Marian Center Project, Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)	12/11 at 102.00	Aaa	14,640,469	—		14,640,469

			Nebraska — 1.9% (1.1% of Total Investments)

55

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

27,125	—	27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 — FGIC Insured (UB)	9/17 at 100.00	AA	21,318,894	—		21,318,894
1,000	—	1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 — FSA Insured	1/15 at 100.00	AAA	979,310	—		979,310

28,125	—	28,125	Total Nebraska			22,298,204	—		22,298,204

			Nevada — 7.3% (4.4% of Total Investments)
8,475	—	8,475	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 — MBIA Insured	12/12 at 100.00	AA+	7,710,301	—		7,710,301
3,630	—	3,630	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) — MBIA Insured	12/12 at 100.00	Aa1 (5)	3,894,264	—		3,894,264

7,370	—	7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 — FGIC Insured	7/14 at 100.00	Aa3	6,775,978	—		6,775,978
			Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
15,000	—	15,000	5.625%, 1/01/34 — AMBAC Insured	1/10 at 102.00	AA	9,038,250	—		9,038,250
13,000	—	13,000	5.375%, 1/01/40 — AMBAC Insured	1/10 at 100.00	AA	7,814,820	—		7,814,820
14,985	—	14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 — FGIC Insured	6/12 at 100.00	Baa1	13,253,333	—		13,253,333
25,300	—	25,300	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) — FGIC Insured	6/12 at 100.00	Baa1 (5)	27,223,812	—		27,223,812
10,000	—	10,000	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) — AMBAC Insured	6/12 at 100.00	AA (5)	10,690,300	—		10,690,300

97,760	—	97,760	Total Nevada			86,401,058	—		86,401,058

			New Jersey — 2.1% (1.3% of Total Investments)
			Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	—	2,000	5.125%, 10/01/21 — MBIA Insured	10/14 at 100.00	A1	2,006,480	—		2,006,480
2,250	—	2,250	5.125%, 10/01/22 — MBIA Insured	10/14 at 100.00	A1	2,244,353	—		2,244,353
			New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	—	3,850	5.000%, 7/01/22 — MBIA Insured	7/14 at 100.00	AA	3,753,019	—		3,753,019
3,850	—	3,850	5.000%, 7/01/23 — MBIA Insured	7/14 at 100.00	AA	3,729,149	—		3,729,149
8,250	—	8,250	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 — FGIC Insured	7/13 at 100.00	AA	8,152,403	—		8,152,403
			New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,320	—	3,320	5.000%, 1/01/21 — FSA Insured (UB)	1/15 at 100.00	AAA	3,346,062	—		3,346,062
2,000	—	2,000	5.000%, 1/01/23 — FSA Insured (UB)	7/13 at 100.00	AAA	1,938,660	—		1,938,660

25,520	—	25,520	Total New Jersey			25,170,126	—		25,170,126

			New Mexico — 0.3% (0.2% of Total Investments)
3,660	—	3,660	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 — MBIA Insured	6/15 at 100.00	AA	3,508,220	—		3,508,220

			New York — 5.7% (3.5% of Total Investments)
1,880	—	1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 — FGIC Insured	2/15 at 100.00	AA	1,690,684	—		1,690,684
3,335	—	3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 — AMBAC Insured	3/15 at 100.00	AAA	3,303,051	—		3,303,051
3,820	—	3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 — MBIA Insured (UB)	2/17 at 100.00	AA	2,718,579	—		2,718,579
12,500	—	12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 — FGIC Insured	6/16 at 100.00	A-	11,411,750	—		11,411,750
6,900	—	6,900	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006F, 4.250%, 5/01/33 — MBIA Insured (UB)	11/16 at 100.00	AA	5,129,529	—		5,129,529
			Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,500	—	1,500	5.000%, 7/01/21 — FGIC Insured	7/12 at 100.00	AA	1,461,450	—		1,461,450
5,000	—	5,000	5.000%, 7/01/25 — FGIC Insured	7/12 at 100.00	AA	4,776,350	—		4,776,350
5,000	—	5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 — AMBAC Insured	9/15 at 100.00	AA	4,856,700	—		4,856,700
10,000	—	10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 — FGIC Insured	4/15 at 100.00	AA	9,337,500	—		9,337,500
5,000	—	5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 — AMBAC Insured	1/15 at 100.00	AA	4,831,900	—		4,831,900
			New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	—	1,000	5.000%, 3/15/23 — FGIC Insured	3/14 at 100.00	AAA	989,840	—		989,840
5,000	—	5,000	5.000%, 3/15/25 — FGIC Insured	3/14 at 100.00	AAA	4,885,000	—		4,885,000
3,650	—	3,650	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 — FSA Insured (UB)	3/15 at 100.00	AAA	3,585,797	—		3,585,797
10,000	—	10,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/32 — MBIA Insured	11/12 at 100.00	AA	9,212,400	—		9,212,400

74,585	—	74,585	Total New York			68,190,530	—		68,190,530

			North Carolina — 1.3% (0.8% of Total Investments)

56

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

			Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	—	2,115	5.000%, 5/01/22 — FGIC Insured	5/14 at 100.00	AA	2,054,363	—		2,054,363
2,575	—	2,575	5.000%, 5/01/26 — FGIC Insured	5/14 at 100.00	AA	2,332,023	—		2,332,023
5,000	—	5,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 — FSA Insured	1/13 at 100.00	AAA	5,157,750	—		5,157,750
			Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	—	3,205	5.000%, 5/01/23 — AMBAC Insured	5/15 at 100.00	Aa3	3,009,719	—		3,009,719
3,295	—	3,295	5.000%, 5/01/24 — AMBAC Insured	5/15 at 100.00	Aa3	3,066,096	—		3,066,096

16,190	—	16,190	Total North Carolina			15,619,951	—		15,619,951

			North Dakota — 0.5% (0.3% of Total Investments)
			Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	—	2,195	5.000%, 12/15/22 — MBIA Insured	12/15 at 100.00	A1	2,147,039	—		2,147,039
1,355	—	1,355	5.000%, 12/15/23 — MBIA Insured	12/15 at 100.00	A1	1,336,545	—		1,336,545
3,000	—	3,000	5.000%, 12/15/24 — MBIA Insured	12/15 at 100.00	A1	2,938,080	—		2,938,080

6,550	—	6,550	Total North Dakota			6,421,664	—		6,421,664

			Ohio — 2.5% (1.5% of Total Investments)
2,650	—	2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 — FGIC Insured	6/14 at 100.00	AA	2,608,342	—		2,608,342
2,000	—	2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) — FSA Insured	12/14 at 100.00	AAA	2,190,000	—		2,190,000
2,385	—	2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 — AMBAC Insured	6/14 at 100.00	AA	2,209,464	—		2,209,464
2,205	—	2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 — MBIA Insured	6/15 at 100.00	A2	2,136,226	—		2,136,226
6,535	—	6,535	Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond Trust 2706, 0.472%, 12/01/32 — AMBAC Insured (IF)	12/16 at 100.00	A2	2,032,320	—		2,032,320
20,100	—	20,100	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 — AMBAC Insured	11/09 at 101.00	AA	15,846,438	—		15,846,438
3,000	—	3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) — FSA Insured	12/13 at 100.00	Aaa	3,243,360	—		3,243,360

38,875	—	38,875	Total Ohio			30,266,150	—		30,266,150

			Oklahoma — 2.6% (1.6% of Total Investments)
3,500	—	3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 — AMBAC Insured	7/15 at 100.00	AA	3,385,305	—		3,385,305
3,050	—	3,050	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AAA	3,150,101	—		3,150,101
21,000	—	21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 — FGIC Insured	1/17 at 100.00	AA	15,009,540	—		15,009,540
5,245	—	5,245	Oklahoma State Industries Authority, Revenue Bonds, Oklahoma Medical Research Foundation, Series 2001, 5.250%, 2/01/21 — AMBAC Insured	2/11 at 100.00	Aa3	5,104,644	—		5,104,644
4,880	—	4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 — AMBAC Insured	7/14 at 100.00	Aa3	4,757,073	—		4,757,073

37,675	—	37,675	Total Oklahoma			31,406,663	—		31,406,663

			Oregon — 0.3% (0.2% of Total Investments)
2,535	—	2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 — FSA Insured	5/15 at 100.00	AAA	2,460,167	—		2,460,167
1,040	—	1,040	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 1995A, 6.450%, 7/01/26 (Alternative Minimum Tax)	1/09 at 100.00	Aa2	1,008,166	—		1,008,166

3,575	—	3,575	Total Oregon			3,468,333	—		3,468,333

			Pennsylvania — 2.9% (1.7% of Total Investments)
7,925	—	7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 — FSA Insured (UB)	6/16 at 100.00	AAA	7,725,766	—		7,725,766
1,800	—	1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 — MBIA Insured	5/15 at 100.00	AA	1,695,222	—		1,695,222
11,740	—	11,740	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 — FSA Insured (UB)	12/16 at 100.00	AAA	9,332,478	—		9,332,478
2,625	—	2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 — AMBAC Insured	6/16 at 100.00	AA	2,507,531	—		2,507,531
6,335	—	6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 — FSA Insured	8/15 at 100.00	Aaa	6,101,492	—		6,101,492
			Reading School District, Berts County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	—	3,285	5.000%, 1/15/22 — FSA Insured (UB)	1/16 at 100.00	AAA	3,277,050	—		3,277,050
3,450	—	3,450	5.000%, 1/15/23 — FSA Insured (UB)	1/16 at 100.00	AAA	3,422,090	—		3,422,090

37,160	—	37,160	Total Pennsylvania			34,061,629	—		34,061,629

			Puerto Rico — 0.8% (0.5% of Total Investments)
2,500	—	2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) — SYNCORA GTY Insured	7/15 at 100.00	AAA	2,711,075	—		2,711,075
2,000	—	2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 — FGIC Insured	7/13 at 100.00	BBB+	1,891,180	—		1,891,180

57

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma	Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments	(Pro Forma)

1,550	—	1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 — CIFG Insured	No Opt. Call	BBB-	1,432,960	—		1,432,960
36,000	—	36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 — FGIC Insured	No Opt. Call	A+	3,645,000	—		3,645,000

42,050	—	42,050	Total Puerto Rico			9,680,215	—		9,680,215

			Rhode Island — 2.1% (1.3% of Total Investments)
2,195	—	2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 — MBIA Insured	1/09 at 100.00	AA	2,278,212	—		2,278,212
20,475	—	20,475	Rhode Island Depositors Economic Protection Corporation, Special Obligation Refunding Bonds, Series 1993B, 5.250%, 8/01/21 (Pre-refunded 2/01/11) — MBIA Insured	2/11 at 100.00	AA (5)	21,589,045	—		21,589,045
1,405	—	1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 — AMBAC Insured	9/14 at 100.00	Aa3	1,423,869	—		1,423,869

24,075	—	24,075	Total Rhode Island			25,291,126	—		25,291,126

			South Carolina — 5.7% (3.4% of Total Investments)
14,650	—	14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 7.194%, 2/01/38 — FSA Insured (IF)	2/18 at 100.00	AAA	12,781,832	—		12,781,832
10,000	—	10,000	Beaufort County, South Carolina, Tax Increment Bonds, New River Redevelopment Project, Series 2002, 5.000%, 6/01/27 — MBIA Insured	12/12 at 100.00	AA	9,477,800	—		9,477,800
			Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
2,000	—	2,000	5.250%, 8/15/22 — MBIA Insured	8/14 at 100.00	AA	1,972,840	—		1,972,840
2,105	—	2,105	5.250%, 8/15/23 — MBIA Insured	8/14 at 100.00	AA	2,068,731	—		2,068,731
4,855	—	4,855	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 — AMBAC Insured (ETM)	No Opt. Call	Aaa	4,002,559	—		4,002,559
2,750	—	2,750	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 (Pre-refunded 7/01/09) — AMBAC Insured	7/09 at 76.63	Aa3 (5)	2,035,605	—		2,035,605
7,955	—	7,955	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 — AMBAC Insured	No Opt. Call	AA	6,328,680	—		6,328,680
8,000	—	8,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 — AMBAC Insured	11/12 at 100.00	AA	7,610,720	—		7,610,720
10,000	—	10,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002B, 5.450%, 11/01/32 — AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	AA	8,115,500	—		8,115,500
17,500	—	17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 — SYNCORA GTY Insured	10/16 at 100.00	A1	13,523,125	—		13,523,125

79,815	—	79,815	Total South Carolina			67,917,392	—		67,917,392

			Tennessee — 0.5% (0.3% of Total Investments)
6,455	—	6,455	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/18 — FSA Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA	6,097,199	—		6,097,199

			Texas — 13.4% (8.1% of Total Investments)
22,650	—	22,650	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 — AMBAC Insured	11/08 at 102.00	AA	21,747,171	—		21,747,171
521	—	521	Capital Area Housing Finance Corporation, Texas, FNMA Backed Single Family Mortgage Revenue Refunding Bonds, Series 2002A-2, 6.300%, 4/01/35 — AMBAC Insured (Alternative Minimum Tax)	4/12 at 106.00	Aaa	532,477	—		532,477
			Texas (continued)
12,500	—	12,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35 — FGIC Insured (Alternative Minimum Tax)	11/09 at 100.00	A+	10,832,000	—		10,832,000
			Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series 1989:
9,000	—	9,000	0.000%, 8/15/18 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 53.84	Aaa	4,764,150	—		4,764,150
39,000	—	39,000	0.000%, 8/15/19 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 50.26	Aaa	19,271,850	—		19,271,850
7,280	—	7,280	0.000%, 8/15/20 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 46.91	Aaa	3,358,264	—		3,358,264
5,085	—	5,085	0.000%, 8/15/21 (Pre-refunded 8/15/09) — AMBAC Insured	8/09 at 43.80	Aaa	2,189,703	—		2,189,703
25,000	—	25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 — MBIA Insured	11/11 at 100.00	AA	20,243,750	—		20,243,750
4,671	—	4,671	Houston Housing Finance Corporation, Texas, GNMA Collateralized Mortgage Multifamily Housing Revenue Bonds, RRG Apartments Project, Series 2001, 6.350%, 3/20/42	9/11 at 105.00	Aaa	4,331,185	—		4,331,185
			Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
4,000	—	4,000	5.250%, 5/15/24 — FGIC Insured	5/14 at 100.00	AA	3,726,200	—		3,726,200
5,000	—	5,000	5.250%, 5/15/25 — MBIA Insured	5/14 at 100.00	AA	4,865,250	—		4,865,250
17,500	—	17,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 5.250%, 9/01/33 — AMBAC Insured	9/11 at 100.00	AA	16,349,200	—		16,349,200
23,865	—	23,865	Jefferson County Health Facilities Development Corporation, Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of Southeast Texas, Series 2001, 5.500%, 8/15/41 — AMBAC Insured	8/11 at 100.00	AA	17,704,728	—		17,704,728
140	—	140	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 (Pre-refunded 5/15/11) — MBIA Insured	5/11 at 100.00	AA (5)	147,816	—		147,816
8,065	—	8,065	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 — MBIA Insured	5/11 at 100.00	AA	7,874,101	—		7,874,101
			Port of Houston Authority, Harris County, Texas, General Obligation Port Improvement Bonds, Series 2001B:
3,205	—	3,205	5.500%, 10/01/18 — FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	2,957,766	—		2,957,766
3,375	—	3,375	5.500%, 10/01/19 — FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,069,090	—		3,069,090
7,205	—	7,205	San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 2001, 5.375%, 7/01/15 — FGIC Insured (Alternative Minimum Tax)	7/11 at 101.00	A+	6,887,548	—		6,887,548

58

Principal
Amount (000)						Value
National		Combined
Fund	Florida Fund	Fund (Pro			Optional Call	National Fund	Florida Fund	Pro Forma		Combined Fund
(Actual)	(Actual)	Forma)	Description (1)	Provisions (2)	Ratings (3)	(Actual)	(Actual)	Adjustments		(Pro Forma)

7,550	—	7,550	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 — MBIA Insured	8/16 at 100.00	AA	6,493,378	—			6,493,378
1,840	—	1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 — AMBAC Insured	11/09 at 100.00	AA	1,835,050	—			1,835,050

207,452	—	207,452	Total Texas			159,180,677	—			159,180,677

			Utah — 1.4% (0.8% of Total Investments)
2,000	—	2,000	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) — FGIC Insured	7/13 at 100.00	AA- (5)	2,152,580	—			2,152,580
15,000	—	15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 — FSA Insured	6/18 at 100.00	AAA	14,222,700	—			14,222,700

17,000	—	17,000	Total Utah			16,375,280	—			16,375,280

			Virginia — 1.2% (0.7% of Total Investments)
1,035	—	1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 — FSA Insured	6/14 at 100.00	AAA	1,054,593	—			1,054,593
4,840	—	4,840	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001A, 5.500%, 10/01/19 — MBIA Insured (Alternative Minimum Tax)	10/11 at 101.00	AA	4,518,188	—			4,518,188
10,000	—	10,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.375%, 7/01/36 — MBIA Insured	7/11 at 100.00	AAA	8,974,800	—			8,974,800

15,875	—	15,875	Total Virginia			14,547,581	—			14,547,581

			Washington — 2.2% (1.3% of Total Investments)
2,500	—	2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 — FGIC Insured	1/15 at 100.00	AA	2,334,200	—			2,334,200
3,500	—	3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 — FGIC Insured	12/14 at 100.00	AA+	3,465,770	—			3,465,770
3,195	—	3,195	Kitsap County, Washington, Limited Tax General Obligation Bonds, Series 2000, 5.500%, 7/01/25 (Pre-refunded 7/01/10) — AMBAC Insured	7/10 at 100.00	AA (5)	3,361,939	—			3,361,939
4,250	—	4,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 — FGIC Insured (ETM)	No Opt. Call	Aaa	5,004,248	—			5,004,248
			Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	—	3,890	5.000%, 12/01/24 — SYNCORA GTY Insured	12/16 at 100.00	AA	3,703,902	—			3,703,902
4,085	—	4,085	5.000%, 12/01/25 — SYNCORA GTY Insured	12/16 at 100.00	AA	3,860,407	—			3,860,407
4,290	—	4,290	5.000%, 12/01/26 — SYNCORA GTY Insured	12/16 at 100.00	AA	4,027,280	—			4,027,280

25,710	—	25,710	Total Washington			25,757,746	—			25,757,746

			Wisconsin — 2.3% (1.4% of Total Investments)
15,000	—	15,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 — MBIA Insured	2/09 at 100.00	AA	12,778,800	—			12,778,800
290	—	290	Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 — FGIC Insured	5/14 at 100.00	Aa3	295,404	—			295,404
2,600	—	2,600	Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) —				—			—
			FGIC Insured	5/14 at 100.00	Aa3 (5)	2,827,474	—			2,827,474
10,946	—	10,946	Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 — MBIA Insured	5/14 at 100.00	AA	11,018,222	—			11,018,222

28,836	—	28,836	Total Wisconsin			26,919,900	—			26,919,900

$1,962,546	$324,835	$2,287,381	Total Long-Term Investments (cost $1,775,939,594, $306,183,861 and $2,082,123,455, respectively) — 164.5%			1,666,110,059	291,340,255			1,957,450,314

			Short-Term Investments — 1.5% (0.9% of Total Investments)
4,240	—	4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Revenue Bonds, Macon Trust Series S, Variable Rate Demand Obligations, 3.820%, 1/01/21 — MBIA Insured (6)		A-1+	4,240,000	—			4,240,000
7,500	—	7,500	King County, Washington, Sewer Revenue Bonds, Series 2005, Trust 1200, Variable Rate Demand Obligations, 3.500%, 1/01/35 — FSA Insured (6)		A-1	7,500,000	—			7,500,000
1,645	—	1,645	Massachusetts Water Resources Authority, General Revenue Bonds, Tender Option Bond, Trust 1080, 8/12 at 100.00, Variable Rate Demand Obligations, 3.000%, 8/01/32 — FSA Insured (6)		VMIG-1	1,645,000	—			1,645,000
4,060	—	4,060	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Trust 2696, Variable Rate Demand Obligations, 2.270%, 6/01/13 — MBIA Insured (6)		VMIG-1	4,060,000	—			4,060,000

$17,445	$—	$17,445	Total Short-Term Investments (cost $17,445,000, $0 and $17,445,000 respectively)			17,445,000	—			17,445,000

			Total Investments (cost $1,793,384,594, $306,183,861 and $2,099,568,455, respectively) — 166.0%			1,683,555,059	291,340,255			1,974,895,314

			Floating Rate Obligations — (8.2)%			(97,378,333)	—			(97,378,333)

			Other Assets Less Liabilities — 3.9%			42,391,243	5,226,933	(660,000	) (8)	46,958,176

			Preferred Shares, at Liquidation Value — (61.7)% (7)			(623,350,000)	(111,000,000)			(734,350,000)

			Net Assets Applicable to Common Shares — 100%			$1,005,217,969	$185,567,188	$(660,000)		$1,190,125,157

At least 80% of the Fund’s net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest.

See Notes to Financial Statements, Footnote 2 — Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares of the Combined Fund unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

59

The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008.

(4)	Portion of investment has been pledged as collateral for Recourse Trusts.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Preferred Shares, at Liquidation Value as a percentage of Total Investments of the Combined Fund is 37.2%.

(8)	Non-recurring costs associated with the proposed Reorganization (estimated to be $660,000) which will be borne by the shareholders of the National Fund and the Florida Fund ($55,000 abd $605,000, respectively).

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

60

Pro Forma Statement of Assets and Liabilities (Unaudited)
October 31, 2008

	National Fund	Florida Fund	Pro Forma		Combined Fund
	(Actual)	(Actual)	(Adjustments)		(As Adjusted)

Assets

Investments at value (cost $1,793,384,594, $306,183,861 and 2,099,568,455, respectively)	$1,683,555,059	$291,340,255			$1,974,895,314

Cash	24,694,557	2,679,264			27,373,821
Receivables from dividends and interest	27,871,203	3,439,450			31,310,653
Investments sold	560,000	50,000			610,000
Other assets	185,630	40,888			226,518

Total assets	1,736,866,449	297,549,857			2,034,416,306

Liabilities
Unrealized depreciation on Recourse Trusts	23,850	—			23,850
Floating rate obligations	97,378,333	—			97,378,333
Payables:
Investments purchased	5,214,363	—			5,214,363
Common share dividends	4,136,839	721,338			4,858,177
Preferred share dividends	141,765	12,467			154,232
Accrued expenses:
Management fees	842,533	159,331			1,001,864
Other	560,797	89,533			650,330
Reorganization costs	—	—	660,000	(a)	660,000

Total liabilities	108,298,480	982,669	660,000		109,941,149

Auction rate preferred shares, at liquidation value	623,350,000	111,000,000			734,350,000

Net assets applicable to common shares	$1,005,217,969	$185,567,188	$(660,000)		$1,190,125,157

Common shares outstanding	81,138,036	14,218,896	711,486	(b)	96,068,418

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$12.39	$13.05			$12.39

Net assets applicable to common shares consist of:

Common shares, $.01 par value per share	$811,380	$142,189	$7,115	(a)	$960,684
Paid-in surplus	1,128,874,275	201,990,758	(667,115	) (a)	1,330,197,918
Undistributed (Over-distribution of) net investment income	(2,109,393)	(368,571)			(2,477,964)
Accumulated net realized gain (loss) from investments and derivative transactions	(12,504,908)	(1,353,582)			(13,858,490)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(109,853,385)	(14,843,606)			(124,696,991)

Net assets applicable to common shares	$1,005,217,969	$185,567,188	$(660,000)		$1,190,125,157

Authorized shares:
Common	200,000,000	Unlimited			200,000,000
Preferred	1,000,000	Unlimited			1,000,000

(a)	Non-recurring cost associated with the proposed Reorganization (estimated to be $660,000) which will be borne by the shareholders of the National Fund and the Florida Fund ($55,000 and $605,000, respectively).

(b)	The pro forma statements presume the issuance by the National Fund of approximately 14,930,382 common shares in exchange for the assets and liabilities of the Florida Fund after the reduction for the costs associated with the proposed reorganization.

61

Pro Forma Statement of Operations (Unaudited)
Year Ended October 31, 2008

	National Fund	Florida Fund	Pro Forma		Combined Fund
	(Actual)	(Actual)	(Adjustments)		(As Adjusted)

Investment Income	$95,322,713	$15,906,085			$111,228,798

Expenses
Management fees	10,976,183	2,000,457	(148,807	) (a)	12,827,833
Auction fees	1,663,913	277,882			1,941,795
Dividend disbursing agent fees	69,996	20,000	(20,000	) (b)	69,996
Shareholders’ servicing agent fees and expenses	110,001	12,432			122,433
Interest expense	2,785,237	53,059			2,838,296
Custodian’s fees and expenses	266,698	72,006	(1,890	) (b)	336,814
Directors/Trustees’ fees and expenses	37,489	6,562			44,051
Professional fees	113,791	25,437	(10,787	) (b)	128,441
Shareholders’ reports — printing and mailing expenses	236,259	38,106			274,365
Stock exchange listing fees	28,052	9,297	(4,200	) (b)	33,149
Investor relations expense	231,260	31,160			262,420
Portfolio Insurance Expense	9,119	—			9,119
Other expenses	67,900	18,532	(11,200	) (b)	75,232

Total expenses before custodian fee credit and expense reimbursement	16,595,898	2,564,930	(196,884)		18,963,944
Custodian fee credit	(213,160)	(44,620)			(257,780)
Expense reimbursement	—	—			—

Net expenses	16,382,738	2,520,310	(196,884)		18,706,164

Net investment income	78,939,975	13,385,775	196,884		92,522,634

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(12,623,776)	(1,885,064)			(14,508,840)
Forward swaps	—	104,696			104,696
Futures	—	523,422			523,422
Change in net unrealized appreciation (depreciation) of:
Investments	(199,798,296)	(27,339,352)			(227,137,648)
Forward swaps	—	(47,296)			(47,296)

Net realized and unrealized gain (loss)	(212,422,072)	(28,643,594)			(241,065,666)

Distributions to Preferred Shareholders
From net investment income	(24,746,755)	(3,943,564)			(28,690,319)
From accumulated net realized gains	(61,352)	(327,094)			(388,446)

Decrease in net assets applicable to common shares from distributions to preferred shareholders	(24,808,107)	$(4,270,658)			(29,078,765)

Net increase (decrease) in net assets applicable to common shares from operations	$(158,290,204)	$(19,528,477)	196,884		$(177,621,797)

(a)	Reflects the impact of applying the Combined Fund’s fund-level management fee schedule to the Combined Fund’s average net assets.

(b)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

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1. Basis of Combination
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of Nuveen Insured Florida Premium Income Municipal Fund, Inc. (“Florida Fund”) into Nuveen Insured Municipal Opportunity Fund, Inc. (“National Fund”) as if such Reorganization had taken place as of October 31, 2008.
Under the terms of the Agreement and Plan of Reorganization, the combination of the Florida Fund and the National Fund (the “Combined Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Florida Fund in exchange for shares of the National Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Florida Fund and the National Fund have been combined as of and for the twelve months ended October 31, 2008. Following the acquisition, the National Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.
The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of the Florida Fund included in its annual report dated April 30, 2008 and semi-annual report dated October 31, 2008 and the financial statements of the National Fund included in its annual report dated October 31, 2008.
2. General Information and Significant Accounting Policies
The Combined Fund’s Common shares are traded on the New York Stock Exchange under the symbol NIO. The Combined Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.
The Combined Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.
Investment Valuation
The prices of municipal bonds in the Combined Fund’s investment portfolio are provided by a pricing service approved by the Combined Fund’s Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Future contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. Prices of forward swap contracts are also provided by an independent pricing service approved by the Combined Fund’s Board of Directors.

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If the pricing service is unable to supply a price for an investment or derivative instrument, the Combined Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors of the Combined Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Combined Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.
Income Taxes
The Combined Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Combined Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Combined Fund. Net realized capital gains and ordinary income distributions paid by the Combined Fund are subject to federal taxation.
Effective April 30, 2008, the Combined Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Combined Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

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Implementation of FIN 48 required management of the Combined Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Combined Fund has no examinations in progress.
For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Combined Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Combined Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended October 31, 2008.
The Combined Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.
Preferred Shares
The Combined Fund has issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The Combined Fund’s Preferred shares are issued in more than one Series. The dividend rate paid by the Combined Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Preferred shares outstanding, by Series and in total, for the Combined Fund is as follows:

Number of shares:
Series M	3,666
Series T	3,666
Series W	5,307
Series W2	2,934
Series TH	6,467
Series TH2	3,668
Series F	3,666

29,374

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Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Combined Fund than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.
These developments generally do not affect the management or investment policies of the Combined Fund. However, one implication of these auction failures for Common shareholders is that the Combined Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Combined Fund’s future Common share earnings may be lower than they otherwise would have been.
On June 11, 2008, Nuveen Investments, Inc. (“Nuveen”) announced the Combined Fund Board’s approval of plans to use tender option bonds (TOBs), also known as “floaters” or floating rate obligations, to refinance a portion of the municipal funds’ outstanding Auction Rate Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds.
Insurance
Under normal circumstances, the Combined Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, the Combined Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Combined Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below “AA” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

66

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Combined Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Combined Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Combined Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Combined Fund includes value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Combined Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.
Inverse Floating Rate Securities
The Combined Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Combined Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.
The Combined Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by The Combined Fund gives the Combined Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Combined Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards

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No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Combined Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Combined Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense” on the Statement of Operations.
The Combined Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Combined Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Combined Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Combined Fund’s inverse floater investments as the Combined Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
During the fiscal year ended October 31, 2008, the Combined Fund invested in externally deposited inverse floaters and/or self deposited inverse floaters.
Forward Swap Transactions
The Combined Fund is authorized to invest in forward interest rate swap transactions. The Combined Fund’s use of forward interest rate swap transactions is intended to help the Combined Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Combined Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Combined Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Combined Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Combined Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases.

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The Combined Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Combined Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Combined Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Combined Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Combined Fund has an unrealized loss on a swap contract, the Combined Fund has instructed the custodian to pledge assets of the Combined Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount. During the fiscal year ended October 31, 2008, the Combined Fund invested in forward interest rate swap transactions.
Futures Contracts
The Combined Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Combined Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin”. Subsequent payments (“variation margin”) are made or received by the Combined Fund each day, depending on the daily fluctuation of the value of the contract.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Combined Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open future contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable to the variation margin, when applicable. During the fiscal year ended October 31, 2008, the Combined Fund invested in futures contracts.
Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
Zero Coupon Securities
The Combined Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Custodian Fee Credit
The Combined Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Combined Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Combined Fund overdraws its account at the custodian bank.
Indemnifications
Under the Combined Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Combined Fund. In addition, in the normal course of business, the Combined Fund enters into contracts that provide general indemnifications to other parties. The Combined Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Combined Fund that have not yet occurred. However, the Combined Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.
3. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140.

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To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Combined Fund.
At October 31, 2008, the cost of investments was $2,000,965,601.
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

Gross unrealized:
Appreciation	$47,738,085
Depreciation	(171,184,742)

Net unrealized appreciation (depreciation) of investments	$(123,446,657)

At October 31, 2008, the Combined Fund’s tax year end, the Combined Fund had $ 11,531,354 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on October 31, 2016.

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4. Management Fees and Other Transactions with Affiliates
The Combined Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Combined Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for the Combined Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) as follows:

Average Daily Net Assets (including net assets attributable to Preferred shares)	Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.
The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773

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$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)   The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Combined Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Combined Fund from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.
5. New Accounting Pronouncements
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFAS No. 157)
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period. The Combined Fund first adopted SFAS No. 157 with respect to its report filed on Form N-Q for the quarterly period ended January 31, 2009.
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

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Appendix A
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
AMENDMENT AND RESTATEMENT OF
STATEMENT ESTABLISHING AND FIXING THE RIGHTS
AND PREFERENCES OF
MUNICIPAL AUCTION RATE
CUMULATIVE PREFERRED STOCK (“MUNIPREFERRED®”)

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.

DEFINITIONS	1
“AA” Composite Commercial Paper Rate	1
Accountant’s Confirmation	2
Affiliate	2
Agent Member	2
Anticipation Notes	2
Applicable Rate	2
Articles	2
Auction	2
Auction Agency Agreement	2
Auction Agent	3
Auction Date	3
Auction Procedures	3
Available MuniPreferred	3
Benchmark Rate	3
Beneficial Owner	3
Bid and Bids	3
Bidder and Bidders	3
Board of Directors	3
Broker Dealer	3
Broker Dealer Agreement	3
Business Day	3
Code	4
Commercial Paper Dealers	4
Common Stock	4
Cure Date	4
Date of Original Issue	4
Deposit Securities	4
Discounted Value	4
Dividend Payment Date	4
Dividend Period	4
Existing Holder	4
Failure to Deposit	5
Federal Tax Rate Increase	5
Fund	5
Gross up Payment	5
Hold Order and Hold Orders	5
Holder	5
Independent Accountant	5
Initial Rate Period	5
Interest Equivalent	5
Issue Type Category	5
Kenny Index	6

i

(continued)

Page

Late Charge	6
Liquidation Preference	6
Market Value	6
Maximum Potential Gross up Payment Liability	6
Maximum Rate	6
Minimum Rate Period	7
Moody’s	7
Moody’s Discount Factor	7
Moody’s Eligible Asset	7
Moody’s Exposure Period	7
Moody’s Volatility Factor	7
Municipal Obligations shall mean Municipal Obligations	9
MuniPreferred	8
MuniPreferred Basic Maintenance Amount	8
MuniPreferred Basic Maintenance Cure Date	9
MuniPreferred Basic Maintenance Report	9
1940 Act	10
1940 Act Cure Date	10
1940 Act MuniPreferred Asset Coverage	10
Notice of Redemption	10
Notice of Special Rate Period	10
Order and Orders	10
Original Issue Insurance	10
Other Issues	10
Outstanding	10
Permanent Insurance	10
Person	10
Portfolio Insurance	11
Potential Beneficial Owner	11
Potential Holder	11
Preferred Stock	11
Quarterly Valuation Date	11
Rate Multiple	11
Rate Period	11
Rate Period Days	11
Receivables for Municipal Obligations Sold	11
Redemption Price	12
Reference Rate	12
Registration Statement	12
S&P	12
S&P Discount Factor	12
S&P Eligible Asset	12
S&P Exposure Period	12

(continued)

PART I.			15
1.	Number of Authorized Shares		15
2.	Dividends		15
	(a)	Ranking	15
	(b)	Cumulative Cash Dividends	15
	(c)	Dividends Cumulative From Date of Original Issue	15
	(d)	Dividend Payment Dates and Adjustment Thereof	16
	(e)	Dividend Rates and Calculation of Dividends	16
		(i) Dividend Rates	16
		(ii) Calculation of Dividends	18
	(f)	Curing a Failure to Deposit	18
	(g)	Dividend Payments by Fund to Auction Agent	19
	(h)	Auction Agent as Trustee of Dividend Payments by Fund	19
	(i)	Dividends Paid to Holders	19
	(j)	Dividends Credited Against Earliest Accumulated But Unpaid Dividends	19

(continued)

(continued)

v

(continued)

		Page

Section 9.	Dividend Payment Dates	56
Section 10.	Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this Statement	57
Section 11.	Redemption Provisions Applicable to Initial Rate Periods	57
Section 12.	Applicable Rate for Purposes of Subparagraph(b)(iii) of Section 3 of Part II of this Statement	57

     NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC., a Minnesota corporation (the “Fund”), certifies to the Secretary of State of the State of Minnesota that:
     First: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Fund’s Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the “Articles”), the Board of Directors has, by resolution, authorized the issuance of shares of the Fund’s authorized Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.
     Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):
DEFINITIONS
     Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
     (a) “AA” Composite Commercial Paper Rate,” on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30 day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the “AA” Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60 day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60 day and 90 day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90 day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90 day and 120 day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120 day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120 day and 180 day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180 day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper

Rate, the “AA” Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the “interest equivalent” of a rate stated on a discount basis (a “discount rate”) for commercial paper of a given days’ maturity shall be equal to the quotient (rounded upwards to the next higher one thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.
     (b) “Accountant’s Confirmation” shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.
     (c) “Affiliate” shall mean, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.
     (d) “Agent Member” shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.
     (e) “Anticipation Notes” shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.
     (f) “Applicable Rate” shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of this Statement.
     (g) “Articles” shall have the meaning specified on the first page of this Statement.
     (h) “Auction” shall mean each periodic implementation of the Auction Procedures.
     (i) “Auction Agency Agreement” shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.
     (j) “Auction Agent” shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of this Statement.

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     (k) “Auction Date,” with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.
     (l) “Auction Procedures” shall mean the procedures for conducting Auctions set forth in Part II of this Statement.
     (m) “Available MuniPreferred” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
     (n) “Benchmark Rate” shall have the meaning specified in Section 12 of Appendix A hereto.
     (o) “Beneficial Owner,” with respect to shares of a series of MuniPreferred, means a customer of a Broker Dealer who is listed on the records of that Broker Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.
     (p) “Bid” and “Bids” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
     (q) “Bidder” and “Bidders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker Dealer are not for its own account.
     (r) “Board of Directors” shall mean the Board of Directors of the Fund or any duly authorized committee thereof.
     (s) “Broker Dealer” shall mean any broker dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker Dealer Agreement that remains effective.
     (t) “Broker Dealer Agreement” shall mean an agreement among the Fund, the Auction Agent and a Broker Dealer pursuant to which such Broker Dealer agrees to follow the procedures specified in Part II of this Statement.
     (u) “Business Day” shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.
     (v) “Code” means the Internal Revenue Code of 1986, as amended.
     (w) “Commercial Paper Dealers” shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

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     (x) “Common Stock” shall mean the common stock, par value $.01 per share, of the Fund.
     (y) “Cure Date” shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.
     (z) “Date of Original Issue,” with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.
     (aa) “Deposit Securities” shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered “Deposit Securities” only if they are also rated P-1, MIG-1 or VMIG-1 by Moody’s.
     (bb) “Discounted Value,” as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) (a) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody’s Discount Factor, or (b) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody’s Discount Factor.
     (cc) [Reserved]
     (dd) [Reserved]
     (ee) “Dividend Payment Date,” with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.
     (ff) “Dividend Period,” with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.
     (gg) “Existing Holder,” with respect to shares of a series of MuniPreferred, shall mean a Broker Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.
     (hh) “Failure to Deposit,” with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The

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City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
     (ii) “Federal Tax Rate Increase” shall have the meaning specified in the definition of “Moody’s Volatility Factor.”
     (jj) “Fund” shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.
     (kk) “Gross up Payment” shall have the meaning specified in Section 4 of Appendix A hereto.
     (ll) “Holder,” with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.
     (mm) “Hold Order” and “Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
     (nn) “Independent Accountant” shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.
     (oo) “Initial Rate Period,” with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.
     (pp) “Interest Equivalent” means a yield on a 360 day basis of a discount basis security which is equal to the yield on an equivalent interest bearing security.
     (qq) “Issue Type Category,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
     (rr) “Kenny Index” shall have the meaning specified in the definition of “Taxable Equivalent of the Short Term Municipal Bond Rate.”
     (ss) “Late Charge” shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of this Statement.
     (tt) “Liquidation Preference,” with respect to a given number of shares of MuniPreferred, means $25,000 times that number.
     (uu) “Market Value” of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors.

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Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.
     (vv) “Maximum Potential Gross up Payment Liability,” as of any Valuation Date, shall mean the aggregate amount of Gross up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross up Payments are fully taxable.
     (ww) “Maximum Rate,” for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:
          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:
          (A) the dividend rate on shares of such series for the then ending Rate Period; and
          (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then ending Rate Period of shares of such series, if such then ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then ending Rate Period of shares of such series, if such then ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or
          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then ending Rate Period of shares of

6

such series, if such then ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then ending Rate Period of shares of such series, if such then ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.
     (xx) [Reserved]
     (yy) “Minimum Rate Period” shall mean any Rate Period consisting of 7 Rate Period Days.
     (zz) “Moody’s” shall mean Moody’s Investors Service, Inc., a Delaware corporation, and its successors.
     (aaa) “Moody’s Discount Factor” shall have the meaning specified in Section 4 of Appendix A hereto.
     (bbb) “Moody’s Eligible Asset” shall have the meaning specified in Section 4 of Appendix A hereto.
     (ccc) “Moody’s Exposure Period” shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.
     (ddd) “Moody’s Volatility Factor” shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the “Federal Tax Rate Increase”), until the effective date of such increase, the Moody’s Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

Federal Volatility
Tax Rate Increase	Factor
5%	295%
10%	317%

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Federal Volatility
Tax Rate Increase	Factor

15%	341%
20%	369%
25%	400%
30%	436%
35%	477%
40%	525%
     (eee) “MuniPreferred” shall have the meaning set forth on the first page of this Statement.
     (fff) “MuniPreferred Basic Maintenance Amount,” as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect

8

(or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund’s Maximum Potential Gross up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody’s guidelines, the face value of cash, short term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody’s Discounted Value) of any of the Fund’s assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).
     (ggg) “MuniPreferred Basic Maintenance Cure Date,” with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.
     (hhh) “MuniPreferred Basic Maintenance Report” shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.
     (iii) “Municipal Obligations” shall mean “Municipal Obligations” as defined in the Fund’s registration statement on Form N 2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the “Registration Statement”).
     (jjj) “1940 Act” shall mean the Investment Company Act of 1940, as amended from time to time.
     (kkk) “1940 Act Cure Date,” with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.
     (lll) “1940 Act MuniPreferred Asset Coverage” shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed end investment company as a condition of declaring dividends on its common stock).

9

     (mmm) “Notice of Redemption” shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of Part I of this Statement.
     (nnn) “Notice of Special Rate Period” shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.
     (ooo) “Order” and “Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
     (ppp) “Original Issue Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
     (qqq) “Other Issues,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
     (rrr) “Outstanding” shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.
     (sss) “Permanent Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
     (ttt) “Person” shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
     (uuu) “Portfolio Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
     (vvv) “Potential Beneficial Owner,” with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.
     (www) “Potential Holder,” with respect to shares of a series of MuniPreferred, shall mean a Broker Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.
     (xxx) “Preferred Stock” shall mean the preferred stock of the Fund, and includes the shares of MuniPreferred.

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     (yyy) “Quarterly Valuation Date” shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.
     (zzz) “Rate Multiple” shall have the meaning specified in Section 4 of Appendix A hereto.
     (aaaa) “Rate Period,” with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.
     (bbbb) “Rate Period Days,” for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.
     (cccc) “Receivables for Municipal Obligations Sold” shall mean (A) for purposes of calculation of Moody’s Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody’s or (y) with counterparties having a Moody’s long term debt rating of at least Baa3; and (ii) the Moody’s Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.
     (dddd) “Redemption Price” shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.
     (eeee) “Reference Rate” shall mean (i) the higher of the Taxable Equivalent of the Short Term Municipal Bond Rate and the “AA” Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the “AA” Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.
     (ffff) “Registration Statement” has the meaning specified in the definition of “Municipal Obligations.”
     (gggg) “S&P” shall mean Standard & Poor’s Corporation, a New York corporation, and its successors.

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     (hhhh) “S&P Discount Factor” shall have the meaning specified in Section 4 of Appendix A hereto.
     (iiii) “S&P Eligible Asset” shall have the meaning specified in Section 4 of Appendix A hereto.
     (jjjj) “S&P Exposure Period” shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).
     (kkkk) “S&P Volatility Factor” shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.
     (llll) “Secondary Market Insurance,” if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.
     (mmmm) “Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.
     (nnnn) “Sell Order” and “Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
     (oooo) “Special Rate Period,” with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of Part I of this Statement.
     (pppp) “Special Redemption Provisions” shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.
     (qqqq) “Submission Deadline” shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.
     (rrrr) “Submitted Bid” and “Submitted Bids” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
     (ssss) “Submitted Hold Order” and “Submitted Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
     (tttt) “Submitted Order” and “Submitted Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

12

     (uuuu) “Submitted Sell Order” and “Submitted Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
     (vvvv) “Subsequent Rate Period,” with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.
     (wwww) “Substitute Commercial Paper Dealer” shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.
     (xxxx) “Substitute U.S. Government Securities Dealer” shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.
     (yyyy) “Sufficient Clearing Bids” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
     (zzzz) “Taxable Allocation” shall have the meaning specified in Section 3 of Part I of this Statement.
     (aaaaa) “Taxable Income” shall have the meaning specified in Section 12 of Appendix A hereto.
     (bbbbb) “Taxable Equivalent of the Short Term Municipal Bond Rate,” on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the “Kenny Index”) (provided, however, that any such successor index must be approved by Moody’s (if Moody’s is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30 day yield evaluations at par of short term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of “high grade” component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax,” divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the

13

maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.
     (ccccc) “Treasury Bill” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.
     (ddddd) “Treasury Bill Rate,” on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.
     (eeeee) “Treasury Note” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.
     (fffff) “Treasury Note Rate,” on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

14

     (ggggg) “U.S. Government Securities Dealer” shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.
     (hhhhh) “Valuation Date” shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.
     (iiiii) “Volatility Factor” shall mean, as of any Valuation Date, the greater of the Moody’s Volatility Factor and the S&P Volatility Factor.
     (jjjjj) “Voting Period” shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.
     (kkkkk) “Winning Bid Rate” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
     Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.
PART I.
1. Number of Authorized Shares. The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of Appendix A hereto.
2. Dividends.
     (a) Ranking. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.
     (b) Cumulative Cash Dividends. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.
     (c) Dividends Cumulative From Date of Original Issue. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

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     (d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:
          (i) (A) in the case of a series of MuniPreferred designated as “Series F MuniPreferred” or “Series M MuniPreferred” in Section 1 of Appendix A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as “Series T MuniPreferred,” “Series W MuniPreferred” or “Series TH MuniPreferred” in Section 1 of Appendix A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and
          (ii) notwithstanding Section 9 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.
     (e) Dividend Rates and Calculation of Dividends.
          (i) Dividend Rates. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under “Designation” in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:
          (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;
          (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the

16

third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;
          (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the

17

prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below “ba3’/BB-”); or
          (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody’s is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below “ba3’/BB”) (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the “Applicable Rate” for shares of such series).
          (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.
     (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been

18

mailed by the Fund pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
     (g) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.
     (h) Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.
     (i) Dividends Paid to Holders. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.
     (j) Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.
     (k) Dividends Designated as Exempt Interest Dividends. Dividends on shares of MuniPreferred shall be designated as exempt interest dividends up to the amount of tax exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.
3. Gross up Payments. Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross up Payments as follows:
     (a) Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given

19

advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”) solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund’s dividend disbursing agent to send such notice with a Gross up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the stock books of the Fund.
     (b) Special Rate Periods of More Than 28 Rate Period Days. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund’s dividend disbursing agent to send such notice with a Gross up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the stock books of the Fund.
     (c) No Gross up Payments In the Event of a Reallocation. The Fund shall not be required to make Gross up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.
4. Designation of Special Rate Periods.
     (a) Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody’s (if Moody’s is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody’s (if Moody’s is then rating such series) with such documents as either may request.
     (b) Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would

20

otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as “Series M MuniPreferred” in Section 1 of Appendix A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as “Series T MuniPreferred” in Section 1 of Appendix A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as “Series W MuniPreferred” in Section 1 of Appendix A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as “Series TH MuniPreferred” in Section 1 of Appendix A hereto, (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as “Series F MuniPreferred” in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred, (c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.
     (c) Notice of Proposed Special Rate Period. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.
     (d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:
          (i) a notice (“Notice of Special Rate Period”) stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately

21

prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein); or
          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.
     (e) Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody’s or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody’s (if Moody’s is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.
5. Voting Rights.
     (a) One Vote Per Share of MuniPreferred. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including each share of MuniPreferred, and of shares of Common Stock shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as

22

a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including MuniPreferred, voting together as a single class, shall elect the balance of the directors.
     (b) Voting For Additional Directors.
          (i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock, including MuniPreferred, shall be entitled, voting as a class on a one vote per share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:
          (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including MuniPreferred, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or
          (B) if at any time holders of shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.
Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).
          (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 5 on a one vote per share basis.

23

          (iii) Terms of Office of Existing Directors. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.
          (iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.
     (c) Holders of MuniPreferred To Vote On Certain Other Matters.
          (i) Increases in Capitalization. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody’s or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody’s or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred

24

Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class).
          (ii) 1940 Act Matters. Unless a higher percentage is provided for in the Articles, (A) the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed end to an open end investment company and (B) the affirmative vote of the Holders of a “majority of the outstanding shares of Preferred Stock,” including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a “majority of the outstanding shares of Preferred Stock,” including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purpose of the foregoing, “majority of the outstanding shares of Preferred Stock” means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the shares of MuniPreferred) of the results of such vote.
     (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody’s or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; provided, however, that the Board of Directors receives written confirmation from Moody’s (such confirmation being required to be obtained only in the event Moody’s is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be

25

obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody’s Eligible Assets, and (y) Moody’s Discount Factor, Moody’s Eligible Asset, Moody’s Exposure Period and Moody’s Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities	Issue Type Category
Discounted Value	Market Value
Escrowed Bonds	Maximum Potential Gross-up
Payment Liability	S&P Eligible Asset
MuniPreferred Basic Maintenance Amount	S&P Exposure Period
S&P Volatility Factor
MuniPreferred Basic Maintenance Cure Date	Valuation Date
Volatility Factor
MuniPreferred Basic Maintenance Report

Moody’s Discount Factor
Moody’s Eligible Asset
Moody’s Exposure Period
Moody’s Volatility Factor
1940 Act Cure Date
1940 Act MuniPreferred Asset Coverage

Other Issues
Quarterly Valuation Date
Receivables for Municipal
Obligations Sold
S&P Discount Factor
     (e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.
     (f) No Preemptive Rights or Cumulative Voting. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.
     (g) Voting for Directors Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.
     (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed

26

outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.
6. 1940 Act MuniPreferred Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.
7. MuniPreferred Basic Maintenance Amount.
     (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody’s is then rating the shares of MuniPreferred).
     (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody’s or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody’s (if Moody’s is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.
     (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly

27

Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the “Accountant’s Confirmation”).
     (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) an Accountant’s Confirmation as to such MuniPreferred Basic Maintenance Report.
     (e) If any Accountant’s Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody’s (if Moody’s is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody’s is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant’s Confirmation.
     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody’s (if Moody’s is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations

28

reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.
     (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody’s Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody’s (if Moody’s is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.
8. [Reserved]
9. Restrictions on Dividends and Other Distributions.
     (a) Dividends on Preferred Stock Other Than MuniPreferred. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).
     (b) Dividends and Other Distributions With Respect to Common Stock Under the 1940 Act. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.
     (c) Other Restrictions On Dividends and Other Distributions. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for

29

payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.
10. Rating Agency Restrictions. For so long as any shares of MuniPreferred are outstanding and Moody’s or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody’s or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:
     (a) buy or sell futures or write put or call options;
     (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for “temporary purposes,” is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per

30

centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, “temporary purpose” means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;
     (c) issue additional shares of any series of MuniPreferred or any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;
     (d) engage in any short sales of securities;
     (e) lend securities;
     (f) merge or consolidate into or with any other corporation;
     (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or
     (h) enter into reverse repurchase agreements.
11. Redemption.
     (a) Optional Redemption. (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of MuniPreferred may not be redeemed in Part If after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).
          (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Directors, after consultation with the Broker Dealer or Broker Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

31

          (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.
          (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.
          (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein.
     (b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody’s Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund’s having both Moody’s Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value

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greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of MuniPreferred and shares of other Preferred Stock the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Stock (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.
     (c) Notice of Redemption. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

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     (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.
     (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.
     (f) Auction Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.
     (g) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall

34

be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.
     (h) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.
     (i) Only Whole Shares of MuniPreferred May Be Redeemed. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.
12. Liquidation Rights.
     (a) Ranking. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.
     (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.
     (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MuniPreferred with respect to the

35

distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.
     (d) Rights of Junior Stock. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of stock ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.
     (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.
13. Miscellaneous.
     (a) Amendment of Appendix A to Add Additional Series. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of this Statement without shareholder approval and (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.
     (b) Appendix A Incorporated By Reference. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.
     (c) No Fractional Shares. No fractional shares of MuniPreferred shall be issued.
     (d) Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise Acquired by the Fund. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) shall cease to be of further effect and shall cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to

36

Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.
     (e) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.
     (f) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.
     (g) Notices. All notices or communications, unless otherwise specified in the By Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid.
PART II.
1. Orders. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:
          (i) each Beneficial Owner of shares of such series may submit to its Broker Dealer by telephone or otherwise information as to:
          (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;
          (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or
          (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;
and
          (ii) one or more Broker Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any,

37

of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.
For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker Dealer, or by a Broker Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker Dealer, and such Broker Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”
     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;
          (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or
          (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.
          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
          (A) the number of Outstanding shares of such series specified in such Sell Order; or
          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

38

provided, however, that a Broker Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker Dealer has informed the Auction Agent pursuant to the terms of its Broker Dealer Agreement that, according to such Broker Dealer’s records, such Broker Dealer believes it is not the Existing Holder of such shares.
          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:
          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or
          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.
     (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.
2. Submission of Orders by Broker Dealers to Auction Agent. (a) Each Broker Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:
          (i) the name of the Bidder placing such Order (which shall be the Broker Dealer unless otherwise permitted by the Fund);
          (ii) the aggregate number of shares of such series that are the subject of such Order;
          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:
          (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;
          (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

39

          (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and
          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.
     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.
     (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.
     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:
          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;
          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;
          (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

40

          (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and
          (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and
          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.
     (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.
     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker Dealer, or by a Broker Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.
3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:
          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available MuniPreferred” of such series);
          (ii) from the Submitted Orders for shares of such series whether:
          (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;
     exceeds or is equal to the sum of:
          (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

41

          (C) the number of Outstanding shares of such series subject to Submitted Sell Orders
(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and
          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:
          (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and
          (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;
would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred of such series.
     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:
          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;
          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or
          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of Appendix A hereto.
4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to

42

paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:
     (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:
          (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;
          (ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;
          (iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;
          (iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred (“remaining shares”) in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and
          (v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made

43

by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.
     (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:
          (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;
          (ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and
          (iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.
     (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.
     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.
     (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase

44

among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.
     (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.
     (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.
5. Notification of Allocations. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker Dealer, who, on or prior to such Auction Date, in accordance with its Broker Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.
6. Auction Agent. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated

45

during any period that any shares of MuniPreferred are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent’s registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker Dealers. A Broker Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker Dealer to be an Existing Holder. If such Broker Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker Dealer’s inquiry, such Broker Dealer may so inform the Auction Agent of that belief. Such Broker Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker Dealer’s inquiry.
7. Transfer of Shares of MuniPreferred. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker Dealer who is listed on the records of that Broker Dealer as the holder of such shares to that Broker Dealer or another customer of that Broker Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.
8. Global Certificate. Prior to the commencement of a Voting Period, (i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of MuniPreferred in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8 204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

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     IN WITNESS WHEREOF, NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC., has caused these presents to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary, and the said officers of the Fund further acknowledged said instrument to be the corporate act of the Fund, and stated under penalty of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to approval are true in all material respects, all on ________, 2009.

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
By:
Kevin J. McCarthy
Vice President

ATTEST:
Virginia O’Neal
Assistant Secretary

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NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
APPENDIX A
Section 1. Designation As To Series.
     Series M: A series of 4,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series M.” Each share of Series M MuniPreferred shall be issued on December 20, 1991; have an Applicable Rate for its Initial Rate Period equal to 4.75% per annum; have an initial Dividend Payment Date of January 7, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series M MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series M MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
     Series T: A series of 4,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series T.” Each share of Series T MuniPreferred shall be issued on December 20, 1991; have an Applicable Rate for its Initial Rate Period equal to 4.75% per annum; have an initial Dividend Payment Date of January 8, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series T MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series T MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
     Series W: A series of 4,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series W.” Each share of Series W MuniPreferred shall be issued on February 28, 1992; have an Applicable Rate for its Initial Rate Period equal to 3.25% per annum; have an initial Dividend Payment Date of March 5, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series W MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series W MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
     Series W2: A series of ___shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series W2.” Each share of Series W2 MuniPreferred shall be issued on ______, 2009; have an Applicable Rate for its Initial Rate Period equal to ___% per annum; have an initial Dividend Payment Date of ______, 2009; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series W2 MuniPreferred shall constitute a separate series of

48

Preferred Stock of the Fund, and each share of Series W2 MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
     Series W3: A series of ___shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series W3.” Each share of Series W3 MuniPreferred shall be issued on ________, 2009; have an Applicable Rate for its Initial Rate Period equal to ___% per annum; have an initial Dividend Payment Date of _____, 2009; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series W3 MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series W3 MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
     Series TH1: A series of 4,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series TH1.” Each share of Series TH1 MuniPreferred shall be issued on December 20, 1991; have an Applicable Rate for its Initial Rate Period equal to 4.75% per annum; have an initial Dividend Payment Date of January 10, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series TH1 MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series TH1 MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
     Series TH2: A series of 4,000 shares of Preferred Stock, par value of $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series TH2.” Each share of Series TH2 MuniPreferred shall be issued on February 28, 1992; have an Applicable Rate for its Initial Rate Period equal to 3.25% per annum; have an initial Dividend Payment Date of March 9, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series TH2 MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series TH2 MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
     Series TH3: A series of ___shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series TH3.” Each share of Series TH3 MuniPreferred shall be issued on ________, 2009; have an Applicable Rate for its Initial Rate Period equal to ___% per annum; have an initial Dividend Payment Date of _____, 2009; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series TH3 MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series TH3 MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

49

     Series F: A series of 4,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated “Municipal Auction Rate Cumulative Preferred Stock, Series F.” Each share of Series F MuniPreferred shall be issued on February 28, 1992; have an Applicable Rate for its Initial Rate Period equal to 3.25% per annum; have an initial Dividend Payment Date of March 9, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series F MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series F MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.
Section 2. Number of Authorized Shares Per Series.
     The number of authorized shares constituting Series M MuniPreferred is 4,000; Series T MuniPreferred is 4,000; Series W MuniPreferred is 4,000; Series W2 MuniPreferred is ___; Series W3 MuniPreferred is ___; Series TH1 MuniPreferred is 4,000; Series TH2 MuniPreferred is 4,000; Series TH3 MuniPreferred is ___; and Series F MuniPreferred is 4,000.
Section 3. Exceptions to Certain Definitions.
     Notwithstanding the definitions contained under the heading “Definitions” in this Statement, the following terms shall have the following meanings for purposes of this Statement:
     Not applicable.
Section 4. Certain Definitions.
     For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
     “Gross up Payment” means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross up Payment relates, would cause such Holder’s dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross up Payment (except to the extent such Gross up Payment is designated as an exempt interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income

50

or net capital gains, as applicable, whichever is greater, in effect at the time such Gross up Payment is made.
     “Moody’s Discount Factor” shall mean, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the Moody’s or S&P rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance Policy, the Moody’s insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund’s option, the Moody’s or S&P rating on such Municipal Obligation or the Moody’s insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody’s Exposure Period, in accordance with the table set forth below:

	Rating Category
				(V)MIG		SP-1
Exposure Period	Aaa*	Aa*	A*	Baa*	Other**	-1***	+***
7 weeks	151%	159%	168%	202%	229%	136%	148%
8 weeks or less but greater than seven weeks	154	164	173	205	235	137	149
9 weeks or less but greater than eight weeks	158	169	179	209	242	138	150

*	Moody’s rating.

**	Municipal Obligations not rated by Moody’s but rated BBB by S&P.

***	Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody’s, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long term rating.
     If the Moody’s Discount Factor used to discount a particular Municipal Obligation is determined by reference to the insurance claims-paying ability rating of the insurer of such Municipal Obligation, such Moody’s Discount Factor will be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the above table under the applicable rating category, and (ii) the percentage set forth in the above table under the rating category that is one rating category below the applicable rating category. Notwithstanding the foregoing, (i) the Moody’s Discount Factor for short term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody’s and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand

51

feature at par exercisable in 30 days or less and (ii) no Moody’s Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.
     “Moody’s Eligible Asset” shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody’s or, if not rated by Moody’s but rated by S&P, is rated at least BBB by S&P (provided, however, that for purposes of determining the Moody’s Discount Factor applicable to any such S&P rated Municipal Obligation, such Municipal Obligation (excluding any short term Municipal Obligation) shall be deemed to have a Moody’s rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody’s rating suspended by Moody’s, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody’s Eligible Assets; such BBB rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody’s or A by S&P, may comprise no more than 6% of total Moody’s Eligible Assets; such BBB, Baa and A rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody’s or AA by S&P, may comprise no more than 10% of total Moody’s Eligible Assets; and such BBB, Baa, A and AA rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody’s or AAA by S&P, may comprise no more than 20% of total Moody’s Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody’s Eligible Assets; such BBB rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody’s or A by S&P, may comprise no more than 20% of total Moody’s Eligible Assets; such BBB, Baa and A rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody’s or AA by S&P, may comprise no more than 40% of total Moody’s Eligible Assets; and such BBB, Baa, A and AA rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody’s or AAA by S&P, may comprise no more than 60% of total Moody’s Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB , BBB or BBB+ by S&P, Moody’s Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody’s, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody’s Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody’s Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long term debt rating of at least A2 from Moody’s and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

52

     Notwithstanding the foregoing, an asset will not be considered a Moody’s Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, “Liens”), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody’s has indicated to the Fund will not affect the status of such asset as a Moody’s Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., The Chase Manhattan Bank, N.A. or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.
     For purposes of determining as of any Valuation Date whether the Fund has Moody’s Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody’s Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by a Moody’s Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.
     “Original Issue Insurance” shall mean “Original Issue Insurance” as defined in the Fund’s Registration Statement.
     “Permanent Insurance” shall mean “Permanent Insurance” as defined in the Fund’s Registration Statement.
     “Portfolio Insurance” shall mean “Portfolio Insurance” as defined in the Fund’s Registration Statement.
     “Rate Multiple,” for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

Prevailing Rating	Percentage

“aa3”/AA- or higher	110%
“a3”/A-	125%
“baa3”/BBB-	150%
“ba3”/BB-	200%
Below “ba3”/BB-	250%
provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular

53

Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.
     For purposes of this definition, the “prevailing rating” of shares of a series of MuniPreferred shall be (i) “aa3”/AA- or higher if such shares have a rating of “aa3” or better by Moody’s and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not “aa3”/AA- or higher, then “a3”/A- if such shares have a rating of “a3” or better by Moody’s and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not “aa3”/AA- or higher or “a3”/A-, then “baa3”/BBB- if such shares have a rating of “baa3” or better by Moody’s and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not “aa3”/AA- or higher, “a3”/A- or “baa3”/BBB-, then “ba3”/BB- if such shares have a rating of “ba3” or better by Moody’s and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not “aa3”/AA- or higher, “a3”/A-, “baa3”/BBB-, or “ba3”/BB-, then Below “ba3”/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody’s to provide a rating for shares of MuniPreferred. If neither S&P nor Moody’s shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party’s name in Section 7 of Appendix A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.
     “S&P Discount Factor” shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to (i) (A) in the event such Municipal Obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the S&P or Moody’s rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the S&P insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Fund’s option, the S&P or Moody’s rating on such Municipal Obligation or the S&P insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

54

	Rating Category
Exposure Period	AAA*	AA*	A*	BBB*

40 Business Days	190%	195%	210%	250%
22 Business Days	170	175	190	230
10 Business Days	155	160	175	215
7 Business Days	150	155	170	210
3 Business Days	130	135	150	190

*	S&P rating.
     Notwithstanding the foregoing, (i) the S&P Discount Factor for short term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody’s; provided, however, that any such Moody’s rated short term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short term rating of at least A-1+ from S&P; and further provided that such Moody’s rated short term Municipal Obligations may comprise no more than 50% of short term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody’s, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long term rating, shall be considered to be short term Municipal Obligations.
     “S&P Eligible Asset” shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi annually; (ii) is payable with respect to principal and interest in U.S. Dollars (provided, however, that such Moody’s-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of such S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody’s-rated Municipal Obligation, such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than it’s Moody’s rating); (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody’s, is rated at least A by Moody’s; (iv) is not part of a private placement of Municipal Obligations; and (v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term “Municipal Obligation” means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:
     (1) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets,

55

provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;
     (2) Long Term Municipal Obligations issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.
     For purposes of determining as of any Valuation Date whether the Fund has S&P Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to S&P Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) discounted by an S&P Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.
     “Secondary Market Insurance” shall mean “Secondary Market Insurance” as defined in the Fund’s Registration Statement.
Section 5. Initial Rate Periods.
     The Initial Rate Period for shares of Series M MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding January 7, 1992.
     The Initial Rate Period for shares of Series T MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding January 8, 1992.
     The Initial Rate Period for shares of Series W MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding March 5, 1992.
     The Initial Rate Period for shares of Series W2 MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding _____, 2009.
     The Initial Rate Period for shares of Series W3 MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding _____, 2009.
     The Initial Rate Period for shares of Series TH1 MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding January 10, 1992.
     The Initial Rate Period for shares of Series TH2 MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding March 6, 1992.
     The Initial Rate Period for shares of Series TH3 MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding _____, 2009.

56

     The Initial Rate Period for shares of Series F MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding March 9, 1992.
Section 6. Date for Purposes of Paragraph (yyy) Contained Under the Heading “Definitions” in this Statement.
     February 29, 1992 for Series M MuniPreferred, Series T MuniPreferred and Series TH1 MuniPreferred; May 31, 1992 for Series W MuniPreferred, Series TH2 MuniPreferred and Series F MuniPreferred; ___, ___for Series W2 MuniPreferred; and ____, 2009 for Series W3 MuniPreferred and Series TH3 MuniPreferred.
Section 7. Party Named for Purposes of the Definition of “Rate Multiple” in this Statement.

Party:	Series of MuniPreferred:
Merrill Lynch, Pierce, Fenner & Smith Incorporated	Series M
Smith Barney Shearson Inc.	Series T
Merrill Lynch, Pierce, Fenner & Smith Incorporated	Series W
Series W2
Series W3
Lehman Brothers, Inc.	Series TH1
Merrill Lynch, Pierce, Fenner & Smith Incorporated	Series TH2
Series TH3
Lehman Brothers, Inc.	Series F
Section 8. Additional Definitions.
     Not applicable.
Section 9. Dividend Payment Dates.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:
     Series M MuniPreferred on Tuesday, January 7, 1992, and on each Tuesday thereafter;
     Series T MuniPreferred on Wednesday, January 8, 1992, and on each Wednesday thereafter;
     Series W MuniPreferred on Thursday, March 5, 1992, and on each Thursday thereafter;
     Series W2 MuniPreferred on ___, ___, ___, and on each Thursday thereafter;
     Series W3 MuniPreferred on ___, ___, 2009, and on each Thursday thereafter;
     Series TH1 MuniPreferred on Friday, January 10, 1992, and on each Friday thereafter;
     Series TH2 MuniPreferred on Friday, March 6, 1992, and on each Friday thereafter;

57

     Series TH3 MuniPreferred on ___, ___, 2009, and on each Friday thereafter;
     Series F MuniPreferred on Monday, March 9, 1992, and on each Monday thereafter.
Section 10. Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this Statement.
     $___,000,000
Section 11. Redemption Provisions Applicable to Initial Rate Periods.
     Not applicable.
Section 12. Applicable Rate for Purposes of Subparagraph(b)(iii) of Section 3 of Part II of this Statement.
     For purpose of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the “AA” Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the “Benchmark Rate”) and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes (“Taxable Income”), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

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APPENDIX B
RATINGS OF INVESTMENTS
     Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.
     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based in varying degrees, on the following considerations:
     1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2. Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA
     An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA
     An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
      A
     An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB
     An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     BB, B, CCC, CC, and C
     Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB
     An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
      B
     An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     CCC
     An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC
     An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

      C
     A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
      D
     An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
      r
     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.
     N.R.
     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
     A-1
     A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     A-2
     A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     A-3
     A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B
     A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
      C
     A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
      D
     A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Municipal Bonds
     Aaa
     Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa
     Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.
      A
     Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
     Baa
     Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba
     Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
      B
     Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa
     Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca
     Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
      C
     Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States Government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.
     Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
     (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
     Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans
     MIG 1/VMIG 1
     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     MIG 2/VMIG 2
     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     MIG 3/VMIG 3
     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     SG
     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     Commercial Paper
     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Long-Term Credit Ratings
     Investment Grade
     AAA
     Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA
     Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
      A
     High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     BBB
     Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     Speculative Grade
     BB
     Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
      B
     Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.
     DDD, DD, and D Default
     The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%–100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%–90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.
     Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     F1
     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     F2
     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     F3
     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
      B
     Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
      C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D
     Default. Denotes actual or imminent payment default.
Notes to Long-term and Short-term ratings:
     “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.
     ‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.
     ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX C
TAXABLE EQUIVALENT YIELD TABLE
     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 2008 listed below. This table should not be considered a representation or guarantee of future results.
TAXABLE EQUIVALENT OF TAX-FREE YIELDS*
TAX-FREE YIELDS

SINGLE-		FEDERAL
RETURN	JOINT-RETURN	TAX
BRACKET	BRACKET	RATE	4.00%	4.25%	4.50%	4.75%	5.00%	5.25%	5.50%
0-$8,025	0-$16,050	10.0%	4.44%		5.00%		5.56%		6.11%
$8,025-$32,550	$16,050-$65,100	15.0%	4.71%		5.29%		5.88%		6.47%
$32,550-$78,850	$65,100-$131,450	25.0%	5.33%		6.00%		6.67%		7.33%
$78,850-$164,550	$131,450-$200,300	28.0%	5.56%		6.25%		6.94%		7.64%
$164,550-$357,700	$200,300-$357,700	33.0%	5.97%		6.72%		7.46%		8.21%
Over $357,700	Over $357,700	35.0%	6.15%		6.92%		7.69%		8.46%

5.75%	6.00%	6.25%	6.50%	6.75%	7.00%	7.25%	7.50%
	6.67%		7.22%		7.78%		8.33%
	7.06%		7.65%		8.24%		8.82%
	8.00%		8.67%		9.33%		10.00%
	8.33%		9.03%		9.72%		10.42%
	8.96%		9.70%		10.45%		11.19%
	9.23%		10.00%		10.77%		11.54%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

C-1

PART C—OTHER INFORMATION
Item 15. Indemnification:
     Article EIGHTH of the Registrant’s Articles of Incorporation provides as follows:
     EIGHTH: To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.
     Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to making any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.
     Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer’s or director’s disabling conduct. A determination that an officer or director is entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     The directors and officers of the Registrant are covered by Investment Trust Directors and officers Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.
     [Section 8 of the Underwriting Agreement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.]
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
Item 16: Exhibits:

(1)(a)	Restated Articles of Incorporation of Registrant, dated July 25, 1991.(1)

(2)(a)	By-Laws of Registrant.(2)

(2)(b)	Amended and Restated By-Laws of Registrant, dated February 20, 2006.(4)

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herein as Appendix A to Part A of this Registration Statement.

(5)	Form of Specimen Certificate of Shares of the Registrant.(4)

(6)(a)	Investment Management Agreement between Registrant and Nuveen Asset Management, dated November 13, 2007.(4)

(7)	Not Applicable.

(8)	Not Applicable.

(9)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 25, 2005.(4)

(10)	Not Applicable.

(11)	Opinion and Consent of Vedder Price P.C.(4)

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting tax matters and consequences.(4)

(13)	Not Applicable.

(14)	Consent of Independent Public Accountants.(4)

(15)	Not Applicable.

(16)	Original Powers of Attorney,dated February 27, 2009.(3)

(17)(a)	Form of Proxy.(4)

(17)(b)	Terms and Conditions of the Dividend Reinvestment Plan.(2)

(1)	Incorporated by reference to Pre Effective Amendment No. 2 to Registrant’s registration statement on Form N-2 (File No. 333-75987), as filed on April 23, 1999.

(2)	Incorporated by reference to Registrant’s registration statement on Form N-2 (File No. 333-75987), as filed on March 12, 1999.

(3)	Filed herewith.

(4)	To be filed by amendment.
Item 17: Undertakings
(1)	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	Not Applicable.

(5)	The Registrant undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the

Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.
(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

(7)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding (is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago, and State of Illinois, on the 16th day of March, 2009.

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		March 16, 2009

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		March 16, 2009

Robert P. Bremner*	Chairman and Trustee

John P. Amboian*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee
		By	/s/ Kevin J. McCarthy
David J. Kundert*	Trustee		Kevin J. McCarthy
Attorney-in-Fact
William J. Schneider*	Trustee		March 16, 2009

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Terence J. Toth*	Trustee

*	An original power of attorney authorizing, among others, Kevin J. McCarthy, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herein as Exhibit 16 and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit
Number	Exhibit

(16)	Powers of Attorney for Méssrs. Amboian, Bremner, Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale and Stone.